                          Independent Auditors' Report
                          ----------------------------

The Partners
MeriStar Hospitality Operating Partnership, L.P.:

Under date of March 20, 2002, we reported on the consolidated balance sheets of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries (the Partnership) as of December 31, 2001 and 2000, and the related consolidated statements of operations, partners' capital and cash flows for each of the years in the three-year period ended December 31, 2001, as contained in the annual report on Form 10-K for the year 2001. Our audits were made for the purpose of forming an opinion on the consolidated financial statements of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

KPMG LLP

Washington, D.C.
March 20, 2002

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Balance Sheet
 December 31, 2001
(in thousands of dollars)


                                                MeriStar      Non-                                                         MeriStar
                                               Hospitality  Guarantor   MeriStar Sub    AGH     MeriStar Sub  MeriStar Sub   Sub
 Assets                                          OP, L.P.  Subsidiaries   7C, LLC    Upreit LLC  5N, LLC        8A, LLC    8F, L.P.
          Investment in hotel properties         14,662     1,547,038        -            -       4,074          7,306       11,335
          Accumulated depreciation               (5,085)     (184,188)       -            -        (408)          (936)      (1,481)
                                              --------------------------------------------------------------------------------------
                                                  9,577     1,362,850        -            -       3,666          6,370        9,854

          Cash and cash equivalents               6,798             -        -            -                          -            -
          Accounts receivable, net                4,092         1,183        -            -         (16)           (32)         (20)
          Prepaid expenses and other              3,982           612        -            -                          -           21
          Note receivable                       127,550          (389)       -            -                          -            -
          Due from MeriStar Hotels & Resorts     12,392             -        -            -                          -            -
          Due from subsidiaries                 (32,703)       (7,275)       -           66       2,809          4,720        3,889
          Investments in affiliates           2,714,272         8,242       32        3,056                          -            -
          Restricted cash                        13,751         7,438        -            -                          -          115
          Intangible assets, net                 19,791           757        -            -                          -            -
                                              --------------------------------------------------------------------------------------
                                              2,879,502     1,373,418       32        3,122       6,459         11,058       13,859
                                              ======================================================================================

 Liabilities and Partners' capital (deficit)
          Accounts payable, accrued
           expenses and other liabilities        17,678        14,060        -            -          14            (42)         160
          Accrued interest                       40,913         4,022        -            -                          -            -
          Income taxes payable                      285             -        -            -                          -            -
          Distributions payable                   1,090             -        -            -                          -            -
          Deferred income taxes                   7,467             -        -            -                          -            -
          Interest rate swaps                    12,100             -        -            -                          -            -
          Notes payable to MeriStar             357,117             -        -            -                          -            -
          Long-term debt                      1,328,011       286,512        -            -                          -            -
                                              --------------------------------------------------------------------------------------
 Total liabilities                            1,764,661       304,594        -            -          14            (42)         160
                                              --------------------------------------------------------------------------------------

          Minority interests                      2,639             -        -            -                          -            -
          Redeemable OP units at redemption
           value                                 67,012             -        -            -                          -            -
          Partners' capital (deficit)         1,045,190     1,068,824       32        3,122       6,445         11,100       13,699
                                              --------------------------------------------------------------------------------------
                                              2,879,502     1,373,418       32        3,122       6,459         11,058       13,859
                                              ======================================================================================

                                                                MeriStar Sub  MeriStar Sub
                                                 MeriStar Sub    6H, L.P.     8B, LLC
 Assets                                          8G, LLC
          Investment in hotel properties                     -     13,569        80,972
          Accumulated depreciation                           -     (1,445)       (7,509)
                                              -----------------------------------------
                                                             -     12,124        73,463

          Cash and cash equivalents                          -          -             -
          Accounts receivable, net                           -          -             -
          Prepaid expenses and other                         -          -             -
          Note receivable                                    -          -             -
          Due from MeriStar Hotels & Resorts                 -          -             -
          Due from subsidiaries                             82      4,467        21,498
          Investments in affiliates                          -          -             -
          Restricted cash                                    -          -             -
          Intangible assets, net                             -          -            52
                                              -----------------------------------------
                                                            82     16,591        95,013
                                              =========================================

 Liabilities and Partners' capital (deficit)
          Accounts payable, accrued
           expenses and other liabilities                    -        184         2,412
          Accrued interest                                   -          -             -
          Income taxes payable                               -          -             -
          Distributions payable                              -          -             -
          Deferred income taxes                              -          -             -
          Interest rate swaps                                -          -             -
          Notes payable to MeriStar                          -          -             -
          Long-term debt                                     -          -             -
                                              -----------------------------------------
 Total liabilities                                           -        184         2,412
                                              -----------------------------------------

          Minority interests                                 -          -             -
          Redeemable OP units at redemption
           value                                             -          -             -
          Partners' capital (deficit)                       82     16,407        92,601
                                              -----------------------------------------
                                                            82     16,591        95,013
                                              =========================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)


                                                                                                                            MeriStar
                                             MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub    Sub
 Assets                                        1C, L.P.     8E, LLC      7F, LLC      5L, LLC      3C, LLC      5R, LLC     5A, LLC
         Investment in hotel properties         24,925       15,157      11,985       11,292        17,274        -             -
         Accumulated depreciation               (3,865)      (1,850)     (1,989)        (368)       (2,302)       -             -
                                             ---------------------------------------------------------------------------------------
                                                21,060       13,307       9,996       10,924        14,972        -             -

         Cash and cash equivalents                   -            -           -            -             -        -             -
         Accounts receivable, net                    -            -           -            -             -        -             -
         Prepaid expenses and other                  -            -           -            -             -        -             -
         Note receivable                             -            -           -            -             -        -             -
         Due from MeriStar Hotels & Resorts          -            -           -            -             -        -             -
         Due from subsidiaries                  (3,297)       4,323       3,499        3,090         2,741      (43)       (4,627)
         Investments in affiliates                   -            -           -            -             -       43         4,627
         Restricted cash                             -            -           -            -             -        -             -
         Intangible assets, net                      2            9           -            -            59        -             -
                                             ---------------------------------------------------------------------------------------
                                                17,765       17,639      13,495       14,014        17,772        -             -
                                             =======================================================================================

 Liabilities and Partners' capital (deficit)
         Accounts payable, accrued
          expenses and other liabilities            45            8         168            3           170        -             -
         Accrued interest                            -            -           -            -             -        -             -
         Income taxes payable                        -            -           -            -             -        -             -
         Distributions payable                       -            -           -            -             -        -             -
         Deferred income taxes                       -            -           -            -             -        -             -
         Interest rate swaps                         -            -           -            -             -        -             -
         Notes payable to MeriStar                   -            -           -            -             -        -             -
         Long-term debt                              -            -           -            -             -        -             -
                                             ---------------------------------------------------------------------------------------
 Total liabilities                                  45            8         168            3           170        -             -
                                             ---------------------------------------------------------------------------------------

         Minority interests                          -            -           -            -             -        -             -
         Redeemable OP units at
          redemption value                           -            -           -            -             -                      -
         Partners' capital (deficit)            17,720       17,631      13,327       14,011        17,602        -             -
                                             ---------------------------------------------------------------------------------------
                                                17,765       17,639      13,495       14,014        17,772        -             -
                                             =======================================================================================

                                                                                                                           MeriStar
                                             MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub   Sub
 Assets                                        8A, LLC      6D, LLC      6E, LLC      4E, L.P.     1B, LLC     5F, L.P.    6G, LLC

         Investment in hotel properties          (1)         17,266       43,931       24,547       18,110      30,953      22,050
         Accumulated depreciation                 -          (1,820)      (6,642)      (3,072)      (2,927)     (3,363)     (3,329)
                                             ---------------------------------------------------------------------------------------
                                                 (1)         15,446       37,289       21,475       15,183      27,590      18,721

         Cash and cash equivalents                -               -            -            -            -           -           -
         Accounts receivable, net                 -             115            -            -            -           -           -
         Prepaid expenses and other               1               -            -            -            -           -           -
         Note receivable                          -               -            -            -            -           -           -
         Due from MeriStar Hotels & Resorts       -               -            -            -            -           -           -
         Due from subsidiaries                7,918           5,147       13,660        2,005       10,480       8,695       3,410
         Investments in affiliates                -               -            -            -            -           -           -
         Restricted cash                          -               -            -            -            -           -           -
         Intangible assets, net                   -               -            -            7            -           -           -
                                             ---------------------------------------------------------------------------------------
                                              7,918          20,708       50,949       23,487       25,663      36,285      22,131
                                             =======================================================================================

 Liabilities and Partners' capital (deficit)
         Accounts payable, accrued
          expenses and other liabilities         46             101         (295)         456          (11)         94         151
         Accrued interest                         -               -            -            -            -           -           -
         Income taxes payable                     -               -            -            -            -           -           -
         Distributions payable                    -               -            -            -            -           -           -
         Deferred income taxes                    -               -            -            -            -           -           -
         Interest rate swaps                      -               -            -            -            -           -           -
         Notes payable to MeriStar                -               -            -            -            -           -           -
         Long-term debt                           -               -            -            -           48           -           -
                                             ---------------------------------------------------------------------------------------
 Total liabilities                               46             101         (295)         456           37          94         151
                                             ---------------------------------------------------------------------------------------

         Minority interests                       -               -            -            -            -           -           -
         Redeemable OP units at
          redemption value                        -               -            -            -            -           -           -
         Partners' capital (deficit)          7,872          20,607       51,244       23,031       25,626      36,191      21,980
                                             ---------------------------------------------------------------------------------------
                                              7,918          20,708       50,949       23,487       25,663      36,285      22,131
                                             =======================================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                          MeriStar   MeriStar   MeriStar  MeriStar  MeriStar   MeriStar    MeriStar
                                                            Sub        Sub        Sub       Sub       Sub        Sub         Sub
Assets                                                    8C, LLC    4C, L.P.   4H, L.P.  7E, LLC   3D, LLC     1A, LLC     5E, LLC
             Investment in hotel properties                36,668     16,345     12,363     17,822     22,305     11,231     52,817
             Accumulated depreciation                      (3,917)    (3,356)    (1,712)    (2,081)    (5,411)    (2,024)    (6,221)
                                                        ----------------------------------------------------------------------------
                                                           32,751     12,989     10,651     15,741     16,894      9,207     46,596

             Cash and cash equivalents                          -          -          -          -          -          -          -
             Accounts receivable, net                           -          -          -          -          -          -          -
             Prepaid expenses and other                         -          -          -          -          -          -          -
             Note receivable                                    -          -          -          -          -          -          -
             Due from MeriStar Hotels & Resorts                 -          -          -          -          -          -          -
             Due from subsidiaries                          3,419        289     (1,000)     4,799      5,619      4,953      9,219
             Investments in affiliates                          -          -          -          -          -          -          -
             Restricted cash                                    -          -          -          -          -          -          -
             Intangible assets, net                             3          -          -          7          -          -         10
                                                        ----------------------------------------------------------------------------
                                                           36,173     13,278      9,651     20,547     22,513     14,160     55,825
                                                        ============================================================================

Liabilities and Partners' capital (deficit)
             Accounts payable, accrued expenses and
             other liabilities                                (21)       447        193        117          -        148        301
             Accrued interest                                   -          -          -          -          -          -          -
             Income taxes payable                               -          -          -          -          -          -          -
             Distributions payable                              -          -          -          -          -          -          -
             Deferred income taxes                              -          -          -          -          -          -          -
             Interest rate swaps                                -          -          -          -          -          -          -
             Notes payable to MeriStar                          -          -          -          -          -          -          -
             Long-term debt                                     -          -          -          -          -          -          -
                                                        ----------------------------------------------------------------------------
Total liabilities                                             (21)       447        193        117          -        148        301
                                                        ----------------------------------------------------------------------------

             Minority interests                                 -          -          -          -          -          -          -
             Redeemable OP units at redemption value            -          -          -          -          -          -          -
             Partners' capital (deficit)                   36,194     12,831      9,458     20,430     22,513     14,012     55,524
                                                        ----------------------------------------------------------------------------
                                                           36,173     13,278      9,651     20,547     22,513     14,160     55,825
                                                        ============================================================================

Assets                                                  MeriStar Sub  MeriStar  MeriStar  MeriStar   MeriStar    MeriStar   MeriStar
                                                         7A Sub        Sub       Sub       Sub       Sub         Sub        Sub
                                                        Joint Venture 6K, LLC   2B, LLC   3A, LLC    4A, L.P.    4D, LLC    2A, LLC
             Investment in hotel properties                12,891     22,642      9,424      6,274      8,619      8,664      8,209
             Accumulated depreciation                      (1,345)    (3,560)    (1,558)    (1,292)    (1,112)    (1,179)    (1,141)
                                                        ----------------------------------------------------------------------------
                                                           11,546     19,082      7,866      4,982      7,507      7,485      7,068
                                                        ============================================================================

             Cash and cash equivalents                          -          -          -          -          -          -          -
             Accounts receivable, net                           -          -        (12)         -          -          -          -
             Prepaid expenses and other                         -          -          -          -          -          -          -
             Note receivable                                    -          -          -          -          -          -          -
             Due from MeriStar Hotels & Resorts                 -          -          -          -          -          -          -
             Due from subsidiaries                          3,585     13,504       (486)     1,742      3,572         14       (620)
             Investments in affiliates                          -          -          -          -          -          -          -
             Restricted cash                                    -          -          -          -          -          -          -
             Intangible assets, net                             -          -          1          2          -         26         25
                                                        ----------------------------------------------------------------------------
                                                           15,131     32,586      7,369      6,726     11,079      7,525      6,473
                                                        ============================================================================

Liabilities and Partners' capital (deficit)
             Accounts payable, accrued expenses and
             other liabilities                                230         78        147         98        313         62         31
             Accrued interest                                   -          -          -          -          -          -          -
             Income taxes payable                               -          -          -          -          -          -          -
             Distributions payable                              -          -          -          -          -          -          -
             Deferred income taxes                              -          -          -          -          -          -          -
             Interest rate swaps                                -          -          -          -          -          -          -
             Notes payable to MeriStar                          -          -          -          -          -          -          -
             Long-term debt                                     -          -      4,851          -          -          -      7,912
                                                        ----------------------------------------------------------------------------
Total liabilities                                             230         78      4,998         98        313         62      7,943
                                                        ----------------------------------------------------------------------------

             Minority interests                                 -          -          -          -          -          -          -
             Redeemable OP units at redemption value            -          -          -          -          -          -          -
             Partners' capital (deficit)                   14,901     32,508      2,371      6,628     10,766      7,463     (1,470)
                                                        ----------------------------------------------------------------------------
                                                           15,131     32,586      7,369      6,726     11,079      7,525      6,473
                                                        ============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                          MeriStar   MeriStar   MeriStar  MeriStar  MeriStar   MeriStar    MeriStar
                                                            Sub        Sub        Sub       Sub       Sub        Sub         Sub
Assets                                                    8C, LLC    4C, L.P.   4H, L.P.  7E, LLC   3D, LLC     1A, LLC     5E, LLC
             Investment in hotel properties                36,668     16,345     12,363     17,822     22,305     11,231     52,817
             Accumulated depreciation                      (3,917)    (3,356)    (1,712)    (2,081)    (5,411)    (2,024)    (6,221)
                                                        ----------------------------------------------------------------------------
                                                           32,751     12,989     10,651     15,741     16,894      9,207     46,596

             Cash and cash equivalents                          -          -          -          -          -          -          -
             Accounts receivable, net                           -          -          -          -          -          -          -
             Prepaid expenses and other                         -          -          -          -          -          -          -
             Note receivable                                    -          -          -          -          -          -          -
             Due from MeriStar Hotels & Resorts                 -          -          -          -          -          -          -
             Due from subsidiaries                          3,419        289     (1,000)     4,799      5,619      4,953      9,219
             Investments in affiliates                          -          -          -          -          -          -          -
             Restricted cash                                    -          -          -          -          -          -          -
             Intangible assets, net                             3          -          -          7          -          -         10
                                                        ----------------------------------------------------------------------------
                                                           36,173     13,278      9,651     20,547     22,513     14,160     55,825
                                                        ============================================================================

Liabilities and Partners' capital (deficit)
             Accounts payable, accrued expenses and
             other liabilities                                (21)       447        193        117          -        148        301
             Accrued interest                                   -          -          -          -          -          -          -
             Income taxes payable                               -          -          -          -          -          -          -
             Distributions payable                              -          -          -          -          -          -          -
             Deferred income taxes                              -          -          -          -          -          -          -
             Interest rate swaps                                -          -          -          -          -          -          -
             Notes payable to MeriStar                          -          -          -          -          -          -          -
             Long-term debt                                     -          -          -          -          -          -          -
                                                        ----------------------------------------------------------------------------
Total liabilities                                             (21)       447        193        117          -        148        301
                                                        ----------------------------------------------------------------------------

             Minority interests                                 -          -          -          -          -          -          -
             Redeemable OP units at redemption value            -          -          -          -          -          -          -
             Partners' capital (deficit)                   36,194     12,831      9,458     20,430     22,513     14,012     55,524
                                                        ----------------------------------------------------------------------------
                                                           36,173     13,278      9,651     20,547     22,513     14,160     55,825
                                                        ============================================================================

Assets                                                  MeriStar Sub  MeriStar  MeriStar  MeriStar   MeriStar    MeriStar   MeriStar
                                                         7A Sub        Sub       Sub       Sub       Sub         Sub        Sub
                                                        Joint Venture 6K, LLC   2B, LLC   3A, LLC    4A, L.P.    4D, LLC    2A, LLC
             Investment in hotel properties                12,891     22,642      9,424      6,274      8,619      8,664      8,209
             Accumulated depreciation                      (1,345)    (3,560)    (1,558)    (1,292)    (1,112)    (1,179)    (1,141)
                                                        ----------------------------------------------------------------------------
                                                           11,546     19,082      7,866      4,982      7,507      7,485      7,068
                                                        ============================================================================

             Cash and cash equivalents                          -          -          -          -          -          -          -
             Accounts receivable, net                           -          -        (12)         -          -          -          -
             Prepaid expenses and other                         -          -          -          -          -          -          -
             Note receivable                                    -          -          -          -          -          -          -
             Due from MeriStar Hotels & Resorts                 -          -          -          -          -          -          -
             Due from subsidiaries                          3,585     13,504       (486)     1,742      3,572         14       (620)
             Investments in affiliates                          -          -          -          -          -          -          -
             Restricted cash                                    -          -          -          -          -          -          -
             Intangible assets, net                             -          -          1          2          -         26         25
                                                        ----------------------------------------------------------------------------
                                                           15,131     32,586      7,369      6,726     11,079      7,525      6,473
                                                        ============================================================================

Liabilities and Partners' capital (deficit)
             Accounts payable, accrued expenses and
             other liabilities                                230         78        147         98        313         62         31
             Accrued interest                                   -          -          -          -          -          -          -
             Income taxes payable                               -          -          -          -          -          -          -
             Distributions payable                              -          -          -          -          -          -          -
             Deferred income taxes                              -          -          -          -          -          -          -
             Interest rate swaps                                -          -          -          -          -          -          -
             Notes payable to MeriStar                          -          -          -          -          -          -          -
             Long-term debt                                     -          -      4,851          -          -          -      7,912
                                                        ----------------------------------------------------------------------------
Total liabilities                                             230         78      4,998         98        313         62      7,943
                                                        ----------------------------------------------------------------------------

             Minority interests                                 -          -          -          -          -          -          -
             Redeemable OP units at redemption value            -          -          -          -          -          -          -
             Partners' capital (deficit)                   14,901     32,508      2,371      6,628     10,766      7,463     (1,470)
                                                        ----------------------------------------------------------------------------
                                                           15,131     32,586      7,369      6,726     11,079      7,525      6,473
                                                        ============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                      MeriStar     MDV      MeriStar  MeriStar   MeriStar   MeriStar   MeriStar
                                                        Sub      Limited      Sub       Sub        Sub        Sub        Sub
Assets                                                6L, LLC   Partnership 5C, LLC   6J, LLC    1D, L.P.   7B, L.P.   7D, LLC
            Investment in hotel properties             29,443      3,816     13,826     19,169     67,929     25,399     52,031
            Accumulated depreciation                   (2,464)      (410)    (2,215)    (2,573)    (7,516)    (2,277)    (6,516)
                                                     -----------------------------------------------------------------------------
                                                       26,979      3,406     11,611     16,596     60,413     23,122     45,515

            Cash and cash equivalents                       -          -          -          -          -          -          -
            Accounts receivable, net                        -          -          -          -          -          -        912
            Prepaid expenses and other                      -          4         17          -          -          -          -
            Note receivable                                 -          -          -          -          -          -          -
            Due from MeriStar Hotels & Resorts              -          -          -          -          -          -        200
            Due from subsidiaries                       3,604      1,796       (345)     4,047     13,481     (4,749)    18,380
            Investments in affiliates                       -          -          -          -          -          -          -
            Restricted cash                                 -          -          -          -          -          -          -
            Intangible assets, net                          -          9          -         58         55          -        393
                                                     -----------------------------------------------------------------------------
                                                       30,583      5,215     11,283     20,701     73,949     18,373     65,400
                                                     =============================================================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                              68         87        828        (57)       553      1,011      4,688
            Accrued interest                                -          -          -          -         57          -          -
            Income taxes payable                            -          -          -          -          -          -          -
            Distributions payable                           -          -          -          -          -          -          -
            Deferred income taxes                           -          -          -          -          -          -          -
            Interest rate swaps                             -          -          -          -          -          -          -
            Notes payable to MeriStar                       -          -          -          -          -          -          -
            Long-term debt                                  -          -          -          -          -          -          -
                                                     -----------------------------------------------------------------------------
Total liabilities                                          68         87        828        (57)       610      1,011      4,688
                                                     -----------------------------------------------------------------------------

            Minority interests                              -          -          -          -          -          -          -
            Redeemable OP units at redemption value         -          -          -          -          -          -          -
            Partners' capital (deficit)                30,515      5,128     10,455     20,758     73,339     17,362     60,712
                                                     -----------------------------------------------------------------------------
                                                       30,583      5,215     11,283     20,701     73,949     18,373     65,400
                                                     =============================================================================

                                                      MeriStar    MeriStar   MeriStar   MeriStar  MeriStar   MeriStar
                                                        Sub         Sub        Sub         Sub      Sub        Sub       AGH PSS I,
Assets                                                7G, LLC     6B, LLC    4I, L.P.   5D, LLC   5H, LLC    7H, LLC     Inc.
            Investment in hotel properties              16,462     10,528     12,477     41,617     52,475      9,978     17,317
            Accumulated depreciation                    (3,387)    (1,292)    (3,677)    (5,199)    (6,012)    (4,063)    (2,049)
                                                     ------------------------------------------------------------------------------
                                                        13,075      9,236      8,800     36,418     46,463      5,915     15,268

            Cash and cash equivalents                        -          -          -          -          -          -          -
            Accounts receivable, net                         -          -          -          -          -          -          -
            Prepaid expenses and other                       -          -          -          -          -          -          -
            Note receivable                                  -          -          -          -          -          -          -
            Due from MeriStar Hotels & Resorts               -          -          -          -          -          -          -
            Due from subsidiaries                           44      1,602      1,289     (6,818)     6,867      5,202      9,631
            Investments in affiliates                        -          -          -     51,398          -          -          -
            Restricted cash                                  -          -          -          -          -          -          -
            Intangible assets, net                          34          9          -         21          -          -          -
                                                     ------------------------------------------------------------------------------
                                                        13,153     10,847     10,089     81,019     53,330     11,117     24,899
                                                     ==============================================================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                              161        (60)       360        241       (115)       414         29
            Accrued interest                                 -          -          -          -          -          -          -
            Income taxes payable                             -          -          -          -          -          -          -
            Distributions payable                            -          -          -          -          -          -          -
            Deferred income taxes                            -          -          -          -          -          -          -
            Interest rate swaps                              -          -          -          -          -          -          -
            Notes payable to MeriStar                        -          -          -          -          -          -          -
            Long-term debt                                   -          -          -     24,000          -         13          -
                                                     ------------------------------------------------------------------------------
Total liabilities                                          161        (60)       360     24,241       (115)       427         29
                                                     ------------------------------------------------------------------------------

            Minority interests                               -          -          -          -          -          -          -
            Redeemable OP units at redemption value          -          -          -          -          -          -          -
            Partners' capital (deficit)                 12,992     10,907      9,729     56,778     53,445     10,690     24,870
                                                     ------------------------------------------------------------------------------
                                                        13,153     10,847     10,089     81,019     53,330     11,117     24,899
                                                     ==============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar  MeriStar    MeriStar    MeriStar    MeriStar   MeriStar   MeriStar
                                                         Sub       Sub          Sub        Sub         Sub        Sub      Sub 6M
Assets                                                 2D, LLC   4F, L.P.    5K, LLC     5M, LLC     1E, L.P.    5O, LLC   Company
            Investment in hotel properties              15,307     31,467      27,304      21,917      10,379      8,674     32,724
            Accumulated depreciation                    (1,949)    (3,617)     (2,729)     (1,429)     (1,350)      (697)    (3,594)
                                                      ------------------------------------------------------------------------------
                                                        13,358     27,850      24,575      20,488       9,029      7,977     29,130

            Cash and cash equivalents                        -          -           -           -           -          -          -
            Accounts receivable, net                         -          -           -           -           -          -          -
            Prepaid expenses and other                       -          -           -           -           -          -         13
            Note receivable                                  -          -           -           -           -          -          -
            Due from MeriStar Hotels & Resorts               -          -           -           -           -          -          -
            Due from subsidiaries                          215      3,292        (781)      5,344       5,927      1,939     12,127
            Investments in affiliates                        -          -           -           -           -          -          -
            Restricted cash                                  -          -           -           -           -          -          -
            Intangible assets, net                           2         37           -           -           -          -         47
                                                      ------------------------------------------------------------------------------
                                                        13,575     31,179      23,794      25,832      14,956      9,916     41,317
                                                      ==============================================================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                               43        388       5,644          21          22         18        (99)
            Accrued interest                                 -          -           -           -           -          -          -
            Income taxes payable                             -          -           -           -           -          -          -
            Distributions payable                            -          -           -           -           -          -          -
            Deferred income taxes                            -          -           -           -           -          -          -
            Interest rate swaps                              -          -           -           -           -          -          -
            Notes payable to MeriStar                        -          -           -           -           -          -          -
            Long-term debt                               9,167          -           -           -           -          -          -
                                                      ------------------------------------------------------------------------------
Total liabilities                                        9,210        388       5,644          21          22         18        (99)
                                                      ------------------------------------------------------------------------------

            Minority interests                               -          -           -           -           -          -          -
            Redeemable OP units at redemption value          -          -           -           -           -          -          -
            Partners' capital (deficit)                  4,365     30,791      18,150      25,811      14,934      9,898     41,416
                                                      ------------------------------------------------------------------------------
                                                        13,575     31,179      23,794      25,832      14,956      9,916     41,317
                                                      ==============================================================================


                                                       MeriStar   MeriStar   MeriStar    MeriStar    MeriStar  MeriStar  MeriStar
                                                         Sub        Sub        Sub         Sub         Sub      Sub 5G     Sub
                                                       4B, L.P.   6C, LLC    2C, LLC     4G, L.P.    3B, LLC     L.P.     5P, LLC
            Investment in hotel properties              15,830     20,493      28,300      25,493      24,577    161,783          -
            Accumulated depreciation                    (4,630)    (2,815)     (4,322)     (3,112)     (2,971)   (18,012)         -
                                                      ------------------------------------------------------------------------------
                                                        11,200     17,678      23,978      22,381      21,606    143,771          -

            Cash and cash equivalents                        -          -           -           -           -          -          -
            Accounts receivable, net                         -          -           -           -           -          -        319
            Prepaid expenses and other                       -          -           -           -           -          -          -
            Note receivable                                  -          -           -           -           -          -          -
            Due from MeriStar Hotels & Resorts               -          -           -           -           -          -          -
            Due from subsidiaries                       (3,367)     7,763       7,596       5,849       1,864     28,207      1,117
            Investments in affiliates                        -          -           -           -           -          -          -
            Restricted cash                                  -          -           -           -           -          -          -
            Intangible assets, net                          29          -           2          28           -          -          -
                                                      ------------------------------------------------------------------------------
                                                         7,862     25,441      31,576      28,258      23,470    171,978      1,436
                                                      ==============================================================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                              387       (128)        255         574         115        678         19
            Accrued interest                                 -          -           -           -           -          -          -
            Income taxes payable                             -          -           -           -           -          -          -
            Distributions payable                            -          -           -           -           -          -          -
            Deferred income taxes                            -          -           -           -           -          -          -
            Interest rate swaps                              -          -           -           -           -          -          -
            Notes payable to MeriStar                        -          -           -           -           -          -          -
            Long-term debt                                   -          -      16,011           -           -          -          -
                                                      ------------------------------------------------------------------------------
Total liabilities (deficit)                                387       (128)     16,266         574         115        678         19
                                                      ------------------------------------------------------------------------------

            Minority interests                               -          -           -           -           -          -          -
            Redeemable OP units at redemption value          -          -           -           -           -          -          -
            Partners' capital (deficit)                  7,475     25,569      15,310      27,684      23,355    171,300      1,417
                                                      ------------------------------------------------------------------------------
                                                         7,862     25,441      31,576      28,258      23,470    171,978      1,436
                                                      ==============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub   MeriStar Sub MeriStar Sub  MeriStar Sub  MeriStar Sub
Assets                                                   5J, LLC        5Q, LLC      5R, LLC       8D, LLC       4J, LLC
            Investment in hotel properties               104,381        15,964        34,663        30,448        37,923
            Accumulated depreciation                      (9,859)       (1,216)       (7,908)       (3,813)       (4,561)
                                                       ---------------------------------------------------------------------
                                                          94,522        14,748        26,755        26,635        33,362

            Cash and cash equivalents                          -             -             -             -             -
            Accounts receivable, net                           -             -             -             -            21
            Prepaid expenses and other                       483             -             -             1             -
            Note receivable                                    -             -             -             -             -
            Due from MeriStar Hotels & Resorts                 -             -             -             -             -
            Due from subsidiaries                         12,862         2,083         7,622         5,308         3,090
            Investments in affiliates                          -             -             -             -             -
            Restricted cash                                    -             -             -             -             -
            Intangible assets, net                             -             -           (53)            -            47
                                                       ---------------------------------------------------------------------
                                                         107,867        16,831        34,324        31,944        36,520
                                                       =====================================================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                                318          (201)          (69)          (71)          243
            Accrued interest                                   -             -             -             -             -
            Income taxes payable                               -             -             -             -             -
            Distributions payable                              -             -             -             -             -
            Deferred income taxes                              -             -             -             -             -
            Interest rate swaps                                -             -             -             -             -
            Notes payable to MeriStar                          -             -             -             -             -
            Long-term debt                                     -             -        23,609             -             -
                                                       ---------------------------------------------------------------------
Total liabilities                                            318          (201)       23,540           (71)          243
                                                       ---------------------------------------------------------------------

            Minority interests                                 -             -             -             -             -
            Redeemable OP units at redemption value            -             -             -             -             -
            Partners' capital (deficit)                  107,549        17,032        10,784        32,015        36,277
                                                       ---------------------------------------------------------------------
                                                         107,867        16,831        34,324        31,944        36,520
                                                       =====================================================================

                                                         MeriStar Hotel                    Total
Assets                                                     Lessee, Inc. Eliminations    Consolidated
            Investment in hotel properties                       864             -         3,183,677
            Accumulated depreciation                            (658)            -          (397,380)
                                                        ----------------------------------------------
                                                                 206             -         2,786,297

            Cash and cash equivalents                         16,643             -            23,441
            Accounts receivable, net                          40,616             -            47,178
            Prepaid expenses and other                        13,172             -            18,306
            Note receivable                                      389       (91,550)           36,000
            Due from MeriStar Hotels & Resorts                (3,715)            -             8,877
            Due from subsidiaries                              6,316      (271,567)                -
            Investments in affiliates                          1,629    (2,741,585)           41,714
            Restricted cash                                        -             -            21,304
            Intangible assets, net                                 -             -            21,469
                                                        ----------------------------------------------
                                                              75,256    (3,104,702)        3,004,586
                                                        ==============================================

Liabilities and Partners' capital (deficit)
            Accounts payable, accrued expenses and
            other liabilities                                 70,061             -           123,972
            Accrued interest                                      17             -            45,009
            Income taxes payable                                  25             -               310
            Distributions payable                                  -             -             1,090
            Deferred income taxes                               (337)            -             7,130
            Interest rate swaps                                    -             -            12,100
            Notes payable to MeriStar                              -             -           357,117
            Long-term debt                                     6,000      (363,117)        1,343,017
                                                        ----------------------------------------------
Total liabilities                                             75,766      (363,117)        1,889,745
                                                        ----------------------------------------------

            Minority interests                                     -             -             2,639
            Redeemable OP units at redemption value                -             -            67,012
            Partners' capital (deficit)                         (510)   (2,741,585)        1,045,190
                                                        ----------------------------------------------
                                                              75,256    (3,104,702)        3,004,586
                                                        ==============================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 2001
(in thousands of dollars)

                                                               Meristar
                                                            Hospitality   Non-Guarantor   MeriStar Sub   AGH        MeriStar Sub
 Revenue:                                                      OP, L.P      Subsidiaries    7C, LLC     Upreit, LLC   5N, LLC
 Participating lease revenue                                     6,970           155,336          -         -             1,092
    Hotel operations:
       Rooms                                                         -                 -          -         -                 -
       Food and beverage                                             -             4,333          -         -                 -
       Other operating departments                                   -            62,758          -         -                 -
    Office rental and other revenues                                 -           (62,941)         -         -                 -
                                                            ------------------------------------------------------------------------
Total revenue                                                    6,970           159,486          -         -             1,092
                                                            ------------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                         -               253          -         -                 -
       Food and beverage                                             -             2,074          -         -                 -
       Other operating departments                                   -            29,342          -         -                 -
    Office rental, parking and other operating expenses              -           (28,881)         -         -                 -
Undistributed operating expenses:
       Administrative and general                                8,828            (1,057)         -         -                 1
       Property operating costs                                      -              (435)         -         -                 -
       Property taxes, insurance and other                      (1,702)           21,917          -         -                75
       Depreciation and amortization                             5,988            52,547          -         -               128
       Write down of investment in STS Hotel Net                 2,112                 -          -         -                 -
       Loss on asset impairment                                      -             5,306          -         -                 -
       Swap termination costs                                    9,297                 -          -         -                 -
       Loss on fair value of non-hedging derivatives             6,666                 -          -         -                 -
       FelCor merger costs                                       5,817                 -          -         -                 -
       Costs to terminate leases with Prime Hospitality
         Corporation                                             1,315                 -          -         -                 -
       Restructuring charge                                      1,080                 -          -         -                 -
                                                            ------------------------------------------------------------------------
       Total operating expenses                                 39,401            81,066          -         -               204
                                                            ------------------------------------------------------------------------

       Net operating income                                    (32,431)           78,420          -         -               888
                                                            ------------------------------------------------------------------------

       Interest expense, net                                    88,840            27,638          -         -                (7)
       Equity in income from consolidated entities              78,751                 -          -         -                 -
                                                            ------------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                   (42,520)           50,782          -         -               895
       Minority interests                                          (48)                -          -         -                 -
                                                            ------------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                        (42,472)           50,782          -         -               895
       Income tax benefit                                         (707)                -          -         -                 -
                                                            ------------------------------------------------------------------------

       Income (loss) before loss on sale of assets             (41,765)           50,782          -         -               895
       Loss on sale of assets, net of tax effect                     -                 -          -         -                 -
       Extraordinary item, net of tax effect                    (2,720)                -          -         -                 -
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
       Net inccome (loss)                                      (44,485)           50,782          -         -               895
                                                            ========================================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 2001
(in thousands of dollars)


                                                            MeriStar Sub  MeriStar Sub MeriStar Sub   MeriStar Sub    MeriStar Sub
 Revenue:                                                     8A, LLC       8F, L.P.       8G, LLC         6H, L.P.       8B, LLC
 Participating lease revenue                                        -             -         -       1,389            8,934
    Hotel operations:
       Rooms                                                        -             -         -           -                -
       Food and beverage                                            -             -         -           -                -
       Other operating departments                                  -             1         -           -                -
    Office rental and other revenues                            1,518         2,938         -           -                -
                                                            -------------------------------------------------------------------
Total revenue                                                   1,518         2,939         -       1,389            8,934
                                                            -------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                        -             -         -           -                -
       Food and beverage                                            -             -         -           -                -
       Other operating departments                                  -             -         -           -                -
    Office rental, parking and other operating expenses             -             -         -           -                -
Undistributed operating expenses:
       Administrative and general                                   -            (7)        -          (2)               1
       Property operating costs                                     -             -         -           -                -
       Property taxes, insurance and other                        141           601         -          18            1,537
       Depreciation and amortization                              291           439         -         424            2,337
       Write down of investment in STS Hotel Net                    -             -         -           -                -
       Loss on asset impairment                                     -             -         -           -                -
       Swap termination costs                                       -             -         -           -                -
       Loss on fair value of non-hedging derivatives                -             -         -           -                -
       FelCor merger costs                                          -             -         -           -                -
       Costs to terminate leases with Prime Hospitality
         Corporation                                                -             -         -           -                -
       Restructuring charge                                         -             -         -           -                -
                                                            -------------------------------------------------------------------
       Total operating expenses                                   432         1,033         -         440            3,875
                                                            -------------------------------------------------------------------

       Net operating income                                     1,086         1,906         -         949            5,059
                                                            -------------------------------------------------------------------

       Interest expense, net                                      (10)            6         -          (4)             (60)
       Equity in income from consolidated entities                  -             -         -           -                -
                                                            -------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                    1,096         1,900         -         953            5,119
       Minority interests                                           -             -         -           -                -
                                                            -------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                         1,096         1,900         -         953            5,119
       Income tax benefit                                           -             -         -           -                -
                                                            -------------------------------------------------------------------

       Income (loss) before loss on sale of assets              1,096         1,900         -         953            5,119
       Loss on sale of assets, net of tax effect                    -             -         -           -                -
       Extraordinary item, net of tax effect                        -             -         -           -                -
                                                            -------------------------------------------------------------------
                                                            -------------------------------------------------------------------
       Net inccome (loss)                                       1,096         1,900         -         953            5,119
                                                            ===================================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 2001
 (in thousands of dollars)

                                                            MeriStar Sub    MeriStar Sub  MeriStar Sub   MeriStar Sub   MeriStar Sub
 Revenue:                                                     1C, L.P.,       8E, LLC      7F, LLC          5L, LLC       3C, LLC
 Participating lease revenue                                  1,387           1,980           1,106            1,274          1,823
    Hotel operations:
       Rooms                                                      -               -               -                -              -
       Food and beverage                                          -               -               -                -              -
       Other operating departments                                -               -               -                -              -
       Office rental and other revenues                           -              17               -                -              6
                                                            ------------------------------------------------------------------------
 Total revenue                                                1,387           1,997           1,106            1,274          1,829
                                                            ------------------------------------------------------------------------



Hotel operating expenses by department:
       Rooms                                                      -               -               -                -              -
       Food and beverage                                          -               -               -                -              -
       Other operating departments                                -               -               -                -              -
    Office rental, parking and other operating expenses          (5)             (2)              -                -              -
Undistributed operating expenses:
       Administrative and general                                (1)              1               1                1              1
       Property operating costs                                   -               -               -                -              -
       Property taxes, insurance and other                      790             161             166               57            477
       Depreciation and amortization                          1,014             547             461              122            690
       Write down of investment in STS Hotel Net                  -               -               -                -              -
       Loss on asset impairment                                   -               -               -                -              -
       Swap termination costs                                     -               -               -                -              -
       Loss on fair value of non-hedging derivatives              -               -               -                -              -
       FelCor merger costs                                        -               -               -                -              -
       Costs to terminate leases with Prime Hospitality
         Corporation                                              -               -               -                -              -
       Restructuring charge                                       -               -               -                -              -
                                                            ------------------------------------------------------------------------
       Total operating expenses                               1,798             707             628              180          1,168

                                                            ------------------------------------------------------------------------
       Net operating income                                    (411)          1,290             478            1,094            661

                                                            ------------------------------------------------------------------------
       Interest expense, net                                    (25)            (34)            (13)             (12)           (22)
       Equity in income from consolidated entities                -               -               -                -              -
                                                            ------------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                   (386)          1,324             491            1,106            683
       Minority interests                                         -               -               -                -              -

                                                            ------------------------------------------------------------------------
       Income (loss) before income tax benefit, loss on
         sale of assets                                        (386)          1,324             491            1,106            683
       Income tax benefit                                         -               -               -                -              -
                                                            ------------------------------------------------------------------------

       Income (loss) before loss on sale of assets             (386)          1,324             491            1,106            683
       Loss on sale of assets, net of tax effect                  -               -               -                -              -
       Extraordinary item, net of tax effect                      -               -               -                -              -
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
       Net income (loss)                                       (386)          1,324             491            1,106            683
                                                            ========================================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2001
(in thousands of dollars)

 Revenue:                                               MeriStar  MeriStar MeriStar MeriStar  MeriStar MeriStar  MeriStar  MeriStar
                                                          Sub       Sub      Sub      Sub       Sub      Sub       Sub       Sub
                                                        5R, LLC   5A, LLC  8A, LLC  6D, LLC   6E, LLC  4E, LLC   1B, LLC  5F, L.P.
 Participating lease revenue                                -          -    377      2,230     5,575    1,516      2,890     2,709
    Hotel operations:
       Rooms                                                -          -      -          -         -        -          -         -
       Food and beverage                                    -          -      -          -         -        -          -         -
       Other operating departments                          -          -      -          -         -        -          -         -
    Office rental and other revenues                        -          -      -         13         -       12        276         -
                                                        ----------------------------------------------------------------------------
Total revenue                                               -          -    377      2,243     5,575    1,528      3,166     2,709
                                                        ----------------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                -          -      -          -         -        -          -         -
       Food and beverage                                    -          -      -          -         -        -          -         -
       Other operating departments                          -          -      -          -         -        -          -         -
    Office rental, parking and other operating expenses     -          -      -          -         -        -          -         -
Undistributed operating expenses:
       Administrative and general                           -          -      -          1         1        3         25         1
       Property operating costs                             -          -      -          -         -        -          -         -
       Property taxes, insurance and other                  -          -     54        287       622      465        192       214
       Depreciation and amortization                        -          -     89        513     1,672      913        617     1,049
       Write down of investment in STS Hotel Net            -          -      -          -         -        -          -         -
       Loss on asset impairment                             -          -      -          -         -        -          -         -
       Swap termination costs                               -          -      -          -         -        -          -         -
       Loss on fair value of non-hedging derivatives        -          -      -          -         -        -          -         -
       FelCor merger costs                                  -          -      -          -         -        -          -         -
       Costs to terminate leases with Prime Hospitality
         Corporation                                        -          -      -          -         -        -          -         -
       Restructuring charge                                 -          -      -          -         -        -          -         -
                                                        ----------------------------------------------------------------------------
       Total operating expenses                             -          -    143        801     2,295    1,381        834     1,264
                                                        ----------------------------------------------------------------------------

       Net operating income                                 -          -    234      1,442     3,280      147      2,332     1,445
                                                        ----------------------------------------------------------------------------

       Interest expense, net                                -          -     (5)       (20)      (44)     (22)       (31)      (19)
       Equity in income from consolidated entities          -          -      -          -         -        -          -         -
                                                        ----------------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                -          -    239      1,462     3,324      169      2,363     1,464
       Minority interests                                   -          -      -          -         -        -          -         -
                                                        ----------------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                     -          -    239      1,462     3,324      169      2,363     1,464
       Income tax benefit                                   -          -      -          -         -        -          -         -
                                                        ----------------------------------------------------------------------------

       Income (loss) before loss on sale of assets          -          -    239      1,462     3,324      169      2,363     1,464
       Loss on sale of assets, net of tax effect            -          -  1,061          -         -        -          -         -
       Extraordinary item, net of tax effect                -          -      -          -         -        -          -         -
                                                        ----------------------------------------------------------------------------
       Net income (loss)                                    -          -   (822)     1,462     3,324      169      2,363     1,464
                                                        ============================================================================


Revenue:                                                 MeriStar  MeriStar  MeriStar MeriStar  MeriStar MeriStar MeriStar
                                                           Sub        Sub      Sub      Sub       Sub      Sub      Sub
                                                         6G, LLC    8C, LLC  4C, L.P. 4H, L.P.  7E, LLC  3D, LLC  1A, LLC
 Participating lease revenue                              2,510      2,278    1,111      501     1,660     1,832   1,925
    Hotel operations:
       Rooms                                                  -          -        -        -         -         -       -
       Food and beverage                                      -          -        -        -         -         -       -
       Other operating departments                            -          -        -        -         -         -       -
    Office rental and other revenues                          -          9        -        -         -         -       -
                                                        ------------------------------------------------------------------
Total revenue                                             2,510      2,287    1,111      501     1,660     1,832   1,925
                                                        ------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                  -          -        -        -         -         -       -
       Food and beverage                                      -          -        -        -         -         -       -
       Other operating departments                            -          -        -        -         -         -       -
    Office rental, parking and other operating expenses       -          -        -        -         -         -       -
Undistributed operating expenses:
       Administrative and general                             1          1       13        2         1         1       1
       Property operating costs                               -          -        -        -          -         -       -
       Property taxes, insurance and other                  519        789      605      171       306       255     350
       Depreciation and amortization                        788      1,327      721      532       607       944     475
       Write down of investment in STS Hotel Net              -          -        -        -         -         -       -
       Loss on asset impairment                               -          -    5,940        -         -         -       -
       Swap termination costs                                 -          -        -        -         -         -       -
       Loss on fair value of non-hedging derivatives          -          -        -        -         -         -       -
       FelCor merger costs                                    -          -        -        -         -         -       -
       Costs to terminate leases with Prime Hospitality
         Corporation                                          -          -        -        -         -         -       -
       Restructuring charge                                   -          -        -        -         -         -       -
                                                        ------------------------------------------------------------------
       Total operating expenses                           1,308      2,117    7,279      705       914     1,200     826
                                                        ------------------------------------------------------------------

       Net operating income                               1,202        170   (6,168)    (204)      746       632   1,099
                                                        ------------------------------------------------------------------

       Interest expense, net                                (68)       (42)     (45)     (11)      (20)      (87)    (21)
       Equity in income from consolidated entities            -          -        -        -         -         -       -
                                                        ------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets              1,270        212   (6,123)    (193)      766       719   1,120
       Minority interests                                     -          -        -        -         -         -       -
                                                        ------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                   1,270        212   (6,123)    (193)      766       719   1,120
       Income tax benefit                                     -          -        -        -         -         -       -
                                                        ------------------------------------------------------------------

       Income (loss) before loss on sale of assets        1,270        212   (6,123)    (193)      766       719   1,120
       Loss on sale of assets, net of tax effect              -          -        -        -         -         -       -
       Extraordinary item, net of tax effect                  -          -        -        -         -         -       -
                                                        ------------------------------------------------------------------
       Net inccome (loss)                                 1,270        212   (6,123)    (193)      766       719   1,120
                                                        ==================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2001
(in thousands of dollars)

                                                         MeriStar
                                                MeriStar   Sub    MeriStarr MeriStar MeriStar  MeriStar  MeriStar MeriStar MeriStar
                                                  Sub    7A Joint    Sub       Sub      Sub      Sub         Sub     Sub      Sub
                                                5E, LLC   Venture  6K, LLC   2B, LLC  3A, LLC  4A, L.P.    4D, LLC 2A, LLC  6L, LLC
 Revenue:
 Participating lease revenue                      5,455    1,324    3,803      569      575       1,094       537    674    1,755
   Hotel operations:
      Rooms                                           -        -        -        -        -           -         -      -        -
      Food and beverage                               -        -        -        -        -           -         -      -        -
      Other operating departments                     -        -        -        -        -           -         -      -        -
   Office rental and other revenues                   -        -        -        -        -           -         3      -        -
                                                ------------------------------------------------------------------------------------
Total revenue                                     5,455    1,324    3,803      569      575       1,094       540    674    1,755
                                                ------------------------------------------------------------------------------------

Hotel operating expenses by department:

     Rooms                                            -        -        -        -        -           -         -      -        -
     Food and beverage                                -        -        -        -        -           -         -      -        -
     Other operating departments                      -        -        -        -        -           -         -      -        -
  Office rental, parking and other operating
   expenses                                           -        -        2        -        3           -         -      -        -
Undistributed operating expenses:
  Administrative and general                          9      (42)       1        -        1           5         1      -        1
  Property operating costs                            -        -        -        -        -           -         -      -        -
  Property taxes, insurance and other               521      137      630       53       76         303       157    182      213
  Depreciation and amortization                   1,866      403      741      380      344           -       299    315      882
  Write down of investment in STS Hotel Net           -        -        -        -        -           -         -      -        -
  Loss on asset impairment                            -        -        -        -    2,278       3,433         -      -        -
  Swap termination costs                              -        -        -        -        -           -         -      -        -
  Loss on fair value of non-hedging
   derivatives                                        -        -        -        -        -           -         -      -        -
  FelCor merger costs                                 -        -        -        -        -           -         -      -        -
  Costs to terminate leases with Prime
    Hospitality Corporation                           -        -        -        -        -           -         -      -        -
  Restructuring charge                                -        -        -        -        -           -         -      -        -
                                                ------------------------------------------------------------------------------------
  Total operating expenses                        2,396      498    1,374      433    2,702       3,741       457    497    1,096
                                                ------------------------------------------------------------------------------------

  Net operating income                            3,059      826    2,429      136   (2,127)     (2,647)       83    177      659
                                                ------------------------------------------------------------------------------------

  Interest expense, net                             (96)     (16)     (29)     364      (13)        (31)      (44)   684      (20)
  Equity in income from consolidated entities         -        -        -        -        -           -         -      -        -
                                                ------------------------------------------------------------------------------------
  Income (loss) before minority interests,
    income tax benefit, loss on sale of assets    3,155      842    2,458     (228)  (2,114)     (2,616)      127   (507)     679
  Minority interests                                  -        -        -        -        -           -         -      -        -
                                                ------------------------------------------------------------------------------------

  Income (loss) before income tax benefit,
    loss on sale of assets                        3,155      842    2,458     (228)  (2,114)     (2,616)      127   (507)     679
  Income tax benefit                                  -        -        -        -        -           -         -      -        -

  Income (loss) before loss on sale of assets     3,155      842    2,458     (228)  (2,114)     (2,616)      127   (507)     679
  Loss on sale of assets, net of tax effect           -        -        -        -        -           -         -      -        -
  Extraordinary item, net of tax effect               -        -        -        -        -           -         -      -        -
                                                ------------------------------------------------------------------------------------
       Net inccome (loss)                         3,155      842    2,458     (228)  (2,114)     (2,616)      127   (507)     679
                                                ====================================================================================

                                                      MDV      MeriStar
                                                    Limited      Sub
                                                  Partnership  5C, LLC
 Revenue:
 Participating lease revenue                         635         1,196
    Hotel operations:
       Rooms                                           -             -
       Food and beverage                               -             -
       Other operating departments                     -             -
    Office rental and other revenues                   -             -
                                                  ---------------------
Total revenue                                        635         1,196
                                                  ---------------------

Hotel operating expenses by department:

       Rooms                                          -              -
       Food and beverage                              -              -
       Other operating departments                    -              -
    Office rental, parking and other operating
     expenses                                         -              -
Undistributed operating expenses:
       Administrative and general                    (7)             9
       Property operating costs                       -              -
       Property taxes, insurance and other          130            194
       Depreciation and amortization                123            583
       Write down of investment in STS
        Hotel Net                                     -              -
       Loss on asset impairment                       -              -
       Swap termination costs                         -              -
       Loss on fair value of non-hedging
        derivatives                                   -              -
       FelCor merger costs                            -              -
       Costs to terminate leases with Prime
         Hospitality Corporation                      -              -
       Restructuring charge                           -              -
                                                  ---------------------
       Total operating expenses                     246            786
                                                  ---------------------

       Net operating income                         389            410
                                                  ---------------------

       Interest expense, net                         (8)           (37)
       Equity in income from consolidated
        entities                                      -              -
                                                  ---------------------
       Income (loss) before minority interests,
         income tax benefit, loss on sale of
         assets                                     397            447
       Minority interests                             -              -
                                                  ---------------------

       Income (loss) before income tax benefit,
         loss on sale of assets                     397            447
       Income tax benefit                             -              -
                                                  ---------------------

       Income (loss) before loss on sale of
         assets                                     397            447
       Loss on sale of assets, net of tax
         effect                                       -              -
       Extraordinary item, net of tax effect          -              -
                                                  ---------------------
       Net inccome (loss)                           397            447
                                                  =====================

                                                      MeriStar  MeriStar  MeriStar MeriStar
                                                        Sub       Sub       Sub      Sub
                                                      6J, LLC   1D, L.P.  7B, L.P. 7D, LLC
 Revenue:
 Participating lease revenue                           2,391     6,313     1,532    7,588
    Hotel operations:
       Rooms                                               -         -         -        -
       Food and beverage                                   -         -         -        -
       Other operating departments                         -         -         -        -
    Office rental and other revenues                       -         7         -        -
                                                      -------------------------------------
Total revenue                                          2,391     6,320     1,532    7,588
                                                      -------------------------------------

Hotel operating expenses by department:

       Rooms                                               -         -         -        -
       Food and beverage                                   -         -         -        -
       Other operating departments                         -         -         -        -
    Office rental, parking and other operating
     expenses                                              -         6         -      253
Undistributed operating expenses:
       Administrative and general                          1        37      (100)     706
       Property operating costs                            -        87         -      100
       Property taxes, insurance and other               179     1,065     1,028    2,382
       Depreciation and amortization                     611     2,186       888    1,623
       Write down of investment in STS Hotel Net           -         -         -        -
       Loss on asset impairment                            -         -         -        -
       Swap termination costs                              -         -         -        -
       Loss on fair value of non-hedging
        derivatives                                        -         -         -        -
       FelCor merger costs                                 -         -         -        -
       Costs to terminate leases with Prime
         Hospitality Corporation                           -         -         -        -
       Restructuring charge                                -         -         -        -
                                                      -------------------------------------
       Total operating expenses                          791     3,381     1,816    5,064
                                                      -------------------------------------

       Net operating income                            1,600     2,939      (284)   2,524
                                                      -------------------------------------

       Interest expense, net                             (35)      (44)      (59)     (76)
       Equity in income from consolidated entities         -         -         -        -
                                                      -------------------------------------
       Income (loss) before minority interests,
         income tax benefit, loss on sale of assets    1,635     2,983      (225)   2,600
       Minority interests                                  -         -         -        -
                                                      -------------------------------------

       Income (loss) before income tax benefit,
         loss on sale of assets                        1,635     2,983      (225)   2,600
       Income tax benefit                                  -         -         -        -
                                                      -------------------------------------

       Income (loss) before loss on sale of assets     1,635     2,983      (225)   2,600
       Loss on sale of assets, net of tax effect           -         -         -        -
       Extraordinary item, net of tax effect               -         -         -        -
                                                      -------------------------------------
       Net inccome (loss)                              1,635     2,983      (225)   2,600
                                                      =====================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Conolidating Statement of Operations
Year ended December 31, 2001
(in thousands of dollars)


                                                           MeriStar Sub  MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
Revenue:                                                    7G, LLC       6B, LLC        4I, L.P.       5D, LLC       5H, LLC
Participating lease revenue                                         781        1,106              85          1,841         4,130
    Hotel operations:
       Rooms                                                          -            -               -              -             -
       Food and beverage                                              -            -               -              -             -
       Other operating departments                                    -            -               -              -             -
    Office rental and other revenues                                  -            -               -              3             -
                                                           ----------------------------------------------------------------------
Total revenue                                                       781        1,106              85          1,844         4,130
                                                           ----------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                          -            -               -              -             -
       Food and beverage                                              -            -               -              -             -
       Other operating departments                                    -            -               -              -             -
    Office rental, parking and other operating expenses               -            -               -              -             -
Undistributed operating expenses:
       Administrative and general                                     3            1              12              7             1
       Property operating costs                                       -            -               -              -             -
       Property taxes, insurance and other                          227          258             359            383           526
       Depreciation and amortization                                731          451             855          1,420         1,946
       Write down of investment in STS Hotel Net                      -            -               -              -             -
       Loss on asset impairment                                       -            -          11,594              -             -
       Swap termination costs                                         -            -               -              -             -
       Loss on fair value of non-hedging derivatives                  -            -               -              -             -
       FelCor merger costs                                            -            -               -              -             -
       Costs to terminate leases with Prime Hospitality
         Corporation                                                  -            -               -              -             -
       Restructuring charge                                           -            -               -              -             -
                                                           ----------------------------------------------------------------------
       Total operating expenses                                     961          710          12,820          1,810         2,473
                                                           ----------------------------------------------------------------------

       Net operating income                                        (180)         396         (12,735)            34         1,657
                                                           ----------------------------------------------------------------------

       Interest expense, net                                        (57)          (7)            (15)         1,773           (39)
       Equity in income from consolidated entities                    -            -               -              -             -
                                                           ----------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                       (123)         403         (12,720)        (1,739)        1,696
       Minority interests                                             -            -               -              -             -
                                                           ----------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                            (123)         403         (12,720)        (1,739)        1,696
       Income tax benefit                                             -            -               -              -             -
                                                           ----------------------------------------------------------------------

       Income (loss) before loss on sale of assets                 (123)         403         (12,720)        (1,739)        1,696
       Loss on sale of assets, net of tax effect                      -            -               -              -             -
       Extraordinary item, net of tax effect                          -            -               -              -             -

                                                           ---------------------------------------------------------------------
       Net income (loss)                                           (123)         403         (12,720)        (1,739)        1,696
                                                           =====================================================================

                                                             MeriStar Sub    AGH PSS I,   MeriStar Sub    MeriStar Sub  MeriStar Sub
Revenue:                                                      7H, LLC          Inc.        2D, LLC         4F, L.P.       5K, LLC
Participating lease revenue                                        1,234         2,994          1,392           2,234         2,755
    Hotel operations:
       Rooms                                                           -             -              -               -             -
       Food and beverage                                               -             -              -               -             -
       Other operating departments                                     -             -              -               -             -
    Office rental and other revenues                                   -             3              -              17             -
                                                           ------------------------------------------------------------------------
Total revenue                                                      1,234         2,997          1,392           2,251         2,755
                                                           ------------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                           -             -              -               -             -
       Food and beverage                                               -             -              -               -             -
       Other operating departments                                     -             -              -               -             -
    Office rental, parking and other operating expenses                -             -              -               -             -
Undistributed operating expenses:
       Administrative and general                                      1             2              -              16             1
       Property operating costs                                        -             -              -               -             -
       Property taxes, insurance and other                           319           459            358             459           321
       Depreciation and amortization                                 699             -            460           1,092         1,181
       Write down of investment in STS Hotel Net                       -             -              -               -             -
       Loss on asset impairment                                    2,705             -              -               -             -
       Swap termination costs                                          -             -              -               -             -
       Loss on fair value of non-hedging derivatives                   -             -              -               -             -
       FelCor merger costs                                             -             -              -               -             -
       Costs to terminate leases with Prime Hospitality
         Corporation                                                   -             -              -               -             -
       Restructuring charge                                            -             -              -               -             -
                                                           ------------------------------------------------------------------------
       Total operating expenses                                    3,724           461            818           1,567         1,503
                                                           ------------------------------------------------------------------------

       Net operating income                                       (2,490)        2,536            574             684         1,252
                                                           ------------------------------------------------------------------------

       Interest expense, net                                         (25)          (10)           780             (26)          (35)
       Equity in income from consolidated entities                     -             -              -               -             -
                                                           ------------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                      (2,465)        2,546           (206)            710         1,287
       Minority interests                                              -             -              -               -             -
                                                           ------------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                           (2,465)        2,546           (206)            710         1,287
       Income tax benefit                                              -             -              -               -             -
                                                           ------------------------------------------------------------------------

       Income (loss) before loss on sale of assets                (2,465)        2,546           (206)            710         1,287
       Loss on sale of assets, net of tax effect                       -         1,076              -               -             -
       Extraordinary item, net of tax effect                           -             -              -               -             -
                                                           ------------------------------------------------------------------------
                                                                  (2,465)        1,470           (206)            710         1,287
       Net inccome (loss)                                  ========================================================================


                                                            MeriStar Sub 5M,MeriStar Sub   MeriStar Sub MetriStar Sub  MeriStar Sub
Revenue:                                                     5M, LLC      1E, L.P.          50, LLC       6M, Company       4B, L.P.
 Participating lease revenue                                       2,141           1,702             857       4,757            180
    Hotel operations:
       Rooms                                                           -               -               -           -              -
       Food and beverage                                               -               -               -           -              -
       Other operating departments                                     -               -               -           -              -
    Office rental and other revenues                                   -               -               -           -              -
                                                           ------------------------------------------------------------------------
Total revenue                                                      2,141           1,702             857       4,757            180
                                                           ------------------------------------------------------------------------

Hotel operating expenses by department:

       Rooms                                                           -               -               -           -              -
       Food and beverage                                               -               -               -           -              -
       Other operating departments                                     -               -               -           -              -
    Office rental, parking and other operating expenses                -               -               -           -              -
Undistributed operating expenses:
       Administrative and general                                      1               1               1           1              1
       Property operating costs                                        -               -               -           -              -
       Property taxes, insurance and other                           213             142              93         302            405
       Depreciation and amortization                                 440             291             220       1,194          1,100
       Write down of investment in STS Hotel Net                       -               -               -           -              -
       Loss on asset impairment                                        -               -               -           -         12,326
       Swap termination costs                                          -               -               -           -              -
       Loss on fair value of non-hedging derivatives                   -               -               -           -              -
       FelCor merger costs                                             -               -               -           -              -
       Costs to terminate leases with Prime Hospitality
         Corporation                                                   -               -               -           -              -
       Restructuring charge                                            -               -               -           -              -
                                                           ------------------------------------------------------------------------
       Total operating expenses                                      654             434             314       1,497         13,832
                                                           ------------------------------------------------------------------------

       Net operating income                                        1,487           1,268             543       3,260        (13,652)
                                                           ------------------------------------------------------------------------

       Interest expense, net                                         (28)            (28)             (6)        (16)          (100)
       Equity in income from consolidated entities                     -               -               -           -              -
                                                           ------------------------------------------------------------------------
       Income (loss) before minority interests, income
         tax benefit, loss on sale of assets                       1,515           1,296             549       3,276        (13,552)
       Minority interests                                              -               -               -           -              -
                                                           ------------------------------------------------------------------------

       Income (loss) before income tax benefit, loss on
         sale of assets                                            1,515           1,296             549       3,276        (13,552)
       Income tax benefit                                              -               -               -           -              -
                                                           ------------------------------------------------------------------------

       Income (loss) before loss on sale of assets                 1,515           1,296             549       3,276        (13,552)
       Loss on sale of assets, net of tax effect                       -               -               -           -              -
       Extraordinary item, net of tax effect                           -               -               -           -              -

                                                           ------------------------------------------------------------------------
       Net inccome (loss)                                          1,515           1,296             549       3,276        (13,552)
                                                           ========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2001
(in thousands of dollars)




                                                    MeriStar  MeriStar  MeriStar  MeriStar  MeriStar   MeriStar  MeriStar  MeriStar
                                                      Sub       Sub       Sub       Sub       Sub         Sub       Sub       Sub
Revenue:                                            6C, LLC   2C, LLC   4G, L.P.  3B, LLC   5G, L.P.   5P, LLC    5J, LLC  5Q, LLC
Participating lease revenue                            3,168     1,791     3,080     1,162     11,629       623    10,530     2,281
 Hotel operations:
  Rooms                                                    -         -         -         -          -         -         -         -
  Food and beverage                                        -         -         -         -          -         -         -         -
  Other operating departments                              -         -         -         -          -         -         -         -
 Office rental and other revenues                         13        50        24        14         54         -         -         -
                                                   ---------------------------------------------------------------------------------
Total revenue                                          3,181     1,841     3,104     1,176     11,683       623    10,530     2,281
                                                   ---------------------------------------------------------------------------------


Hotel operating expenses by department:
  Rooms                                                    -         -         -         -          -         -         -         -
  Food and beverage                                        -         -         -         -          -         -         -         -
  Other operating departments                              -         -         -         -          -         -         -         -
 Office rental, parking and other operating
   expenses                                                -         -         -        (9)         -         -         -         -
Undistributed operating expenses:
  Administrative and general                               1         -        12         1          6         -         2         -
  Property operating costs                                 -         -         -         -          -         -         -         -
  Property taxes, insurance and other                    139       496       711       339      1,676        22     1,053        71
  Depreciation and amortization                          755     1,026       870       890      6,165         -     3,364       410
  Write down of investment in STS Hotel Net                -         -         -         -          -         -         -         -
  Loss on asset impairment                                 -         -         -         -          -         -         -         -
  Swap termination costs                                   -         -         -         -          -         -         -         -
  Loss on fair value of non-hedging derivatives            -         -         -         -          -         -         -         -
  FelCor merger costs                                      -         -         -         -          -         -         -         -
  Costs to terminate leases with Prime
   Hospitality Corporation                                 -         -         -         -          -         -         -         -
  Restructuring charge                                     -         -         -         -          -         -         -         -
                                                   ---------------------------------------------------------------------------------
  Total operating expenses                               895     1,522     1,593     1,221      7,847        22     4,419       481
                                                   ---------------------------------------------------------------------------------


  Net operating income                                 2,286       319     1,511       (45)     3,836       601     6,111     1,800
                                                   ---------------------------------------------------------------------------------


  Interest expense, net                                  (49)    1,347       (41)      (25)       (42)        -      (112)     (110)
  Equity in income from consolidated entities              -         -         -         -          -         -         -         -
                                                   ---------------------------------------------------------------------------------
  Income (loss) before minority interests, income
   tax benefit, loss on sale of assets                 2,335    (1,028)    1,552       (20)     3,878       601     6,223     1,910
  Minority interests                                       -         -         -         -          -         -         -         -
                                                   ---------------------------------------------------------------------------------


  Income (loss) before income tax benefit, loss
   on sale of assets                                   2,335    (1,028)    1,552       (20)     3,878       601     6,223     1,910
  Income tax benefit                                       -         -         -         -          -         -         -         -
                                                   ---------------------------------------------------------------------------------


  Income (loss) before loss on sale of assets          2,335    (1,028)    1,552       (20)     3,878       601     6,223     1,910
  Loss on sale of assets, net of tax effect                -         -         -         -          -         -         -         -
  Extraordinary item, net of tax effect                    -         -         -         -          -         -         -         -
                                                   ---------------------------------------------------------------------------------
  Net income (loss)                                    2,335    (1,028)    1,552       (20)     3,878       601     6,223     1,910
                                                   =================================================================================




                                                                                   MeriStar
                                                    MeriStar  MeriStar  MeriStar     Hotel
                                                      Sub       Sub       Sub       Lessee,                Total
Revenue:                                            5R, LLC   8D, LLC   4J, LLC      Inc.    Eliminations  Consolidated
Participating lease revenue                            5,143     3,388     3,050          -      (300,585)        17,295
 Hotel operations:
  Rooms                                                    -         -         -    706,381             -        706,381
  Food and beverage                                        -         -         -    265,049             -        269,382
  Other operating departments                              -         -         -     19,212             -         81,971
 Office rental and other revenues                         81         -         5     67,737             -          9,859
                                                   ----------------------------------------------------------------------
Total revenue                                          5,224     3,388     3,055  1,058,379      (300,585)     1,084,888
                                                   ----------------------------------------------------------------------


Hotel operating expenses by department:
  Rooms                                                    -         -         -    170,672             -        170,925
  Food and beverage                                        -         -         -    192,421             -        194,495
  Other operating departments                              -         -         -     14,216             -         43,558
 Office rental, parking and other operating
   expenses                                                -         5         8     31,677             -          3,057
Undistributed operating expenses:
  Administrative and general                               2        37        49    160,680             -        169,279
  Property operating costs                                 -         -       497    159,792             -        160,041
  Property taxes, insurance and other                    554       337       196    329,363      (300,585)        75,513
  Depreciation and amortization                        1,673     1,251     1,279        253             -        116,495
  Write down of investment in STS Hotel Net                -         -         -          -             -          2,112
  Loss on asset impairment                                 -         -         -          -             -         43,582
  Swap termination costs                                   -         -         -          -             -          9,297
  Loss on fair value of non-hedging derivatives            -         -         -          -             -          6,666
  FelCor merger costs                                      -         -         -          -             -          5,817
  Costs to terminate leases with Prime
   Hospitality Corporation                                 -         -         -          -             -          1,315
  Restructuring charge                                     -         -         -          -             -          1,080
                                                   ----------------------------------------------------------------------
  Total operating expenses                             2,229     1,630     2,029  1,059,074      (300,585)     1,003,232
                                                   ----------------------------------------------------------------------

  Net operating income                                 2,995     1,758     1,026       (695)            -         81,656
                                                   ----------------------------------------------------------------------

  Interest expense, net                                2,791       (22)      (76)       152             -        122,376
  Equity in income from consolidated entities              -         -         -          -       (78,751)             0
                                                   ----------------------------------------------------------------------
  Income (loss) before minority interests, income
   tax benefit, loss on sale of assets                   204     1,780     1,102       (847)      (78,751)       (40,720)
  Minority interests                                       -         -         -          -             -            (48)
                                                   ----------------------------------------------------------------------

  Income (loss) before income tax benefit, loss
   on sale of assets                                     204     1,780     1,102       (847)      (78,751)       (40,672)
  Income tax benefit                                       -         -         -       (337)            -         (1,044)
                                                   ----------------------------------------------------------------------


  Income (loss) before loss on sale of assets            204     1,780     1,102       (510)      (78,751)       (39,628)
  Loss on sale of assets, net of tax effect                -         -         -          -             -          2,137
  Extraordinary item, net of tax effect                    -         -         -          -             -         (2,720)
                                                   ----------------------------------------------------------------------
  Net income (loss)                                      204     1,780     1,102       (510)      (78,751)       (44,485)
                                                   ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condendsed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                            ------------------------------------------------------------------------
                                                               MeriStar
                                                             Hospitality        Non-     MeriStar    AGH     MeriStar     MeriStar
                                                                  OP,         Guarantor     Sub     Upreit,  Sub 5N       Sub 8A
                                                                 L.P.       Subsidiaries 7C, LLC     LLC      LLC          LLC
                                                            ------------------------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                          (44,485)          50,782     -         -        895        1,096
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
      Depreciation and amortization                              5,988           52,547     -         -        128          291
      (Gain) loss on assets sold, before tax effect                  -                -     -         -          -            -
      Extraordinary (gain) loss on early extinguishment of
        debt before tax effect                                   2,770                -     -         -          -            -
      Equity in earnings of affiliates                         (78,751)               -     -         -          -            -
      Loss on asset impairment                                       -            5,306     -         -          -            -
      Loss on fiar value of non-hedging derivatives              6,666                -     -         -          -            -
      Write down of STS Hotel net                                2,112                -     -         -          -            -
      Minority interests                                           (48)               -     -         -          -            -
      Amortization of unearned stock based compensation          2,263                -     -         -          -            -
      Deferred income taxes                                     (1,454)               -     -         -          -            -
      Changes in operating assets and liabilities:                   -                -     -         -          -
        Accounts receivable, net                                (3,998)             770     -         -          -           16
        Prepaid expenses and other                              (1,419)          (7,110)    -         -          -            -
        Accounts payable, accrued expenses and other
          liabilities                                            7,935             (380)    -         -         (7)         (61)
        Due from subsidiaries                                  221,716         (116,558)    -         -     (1,043)      (1,256)
        Due from MeriStar Hotels                               (24,522)          36,793     -         -        111            -
        Income taxes payable                                      (300)               -     -         -          -            -

                                                            ------------------------------------------------------------------------
        Net cash provided by (used in) operating activities     94,473           22,150     -         -         84           86
                                                            ------------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                         (1,121)         (15,383)    -         -        (84)         (86)
    Proceeds from disposition of assets                              -                -     -         -          -            -
    Hotel operating cash received in lease conversion                -                -     -         -          -            -
    Note receivable                                            (36,000)               -     -         -          -            -
    Change in restricted cash                                      958           (1,856)    -         -          -            -

                                                            ------------------------------------------------------------------------
        Net cash provided by (used in) investing activities    (36,163)         (17,239)    -         -        (84)         (86)
                                                            ------------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                   (18,927)               -     -         -          -            -
    Proceeds from mortgages and notes payable                  926,903              334     -         -          -            -
    Principal payments on mortgages and notes payable         (859,653)          (5,245)    -         -          -            -
    Repurchase of units                                         (4,514)               -     -         -          -            -
    Contributions from partners                                    847                -     -         -          -            -
    Distributions to stockholders                              (96,714)               -     -         -          -            -
                                                            ------------------------------------------------------------------------
        Net cash provided by (used in) financing activities    (52,058)          (4,911)    -         -          -            -
                                                            ------------------------------------------------------------------------

Effect of exchange rate changes on cash                            304                -     -         -          -            -

                                                            ------------------------------------------------------------------------
Net change in cash                                               6,556                -     -         -          -            -

Cash and cash equivalents, beginning of period                     242                -     -         -          -            -

                                                            ------------------------------------------------------------------------
Cash and cash equivalents, end of period                         6,798                -     -         -          -            -
                                                            ========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condendsed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)

                                                        ----------------------------------------------------------------------------
                                                                    MeriStar   MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar
                                                          MeriStar   Sub 8G,    Sub 6H,  Sub 8B,  Sub 1C,  Sub 8E,  Sub 7F,  Sub 5L,
                                                        Sub 8F, L.P.   LLC       L.P.      LLC     L.P.      LLC      LLC      LLC
                                                        ----------------------------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                      1,900        -        953    5,119      (386)   1,324      491     1,106
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
      Depreciation and amortization                          439        -        424    2,337     1,014      547      461       122
      (Gain) loss on assets sold, before tax effect            -        -          -        -         -        -        -         -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                              -        -          -        -         -        -        -         -
      Equity in earnings of affiliates                         -        -          -        -         -        -        -         -
      Loss on asset impairment                                 -        -          -        -         -        -        -         -
      Loss on fiar value of non-hedging derivatives            -        -          -        -         -        -        -         -
      Write down of STS Hotel net                              -        -          -        -         -        -        -         -
      Minority interests                                       -        -          -        -         -        -        -         -
      Amortization of unearned stock based compensation        -        -          -        -         -        -        -         -
      Deferred income taxes                                    -        -          -        -         -        -        -         -
      Changes in operating assets and liabilities:                                 -        -         -        -        -         -
        Accounts receivable, net                             182        -         (7)     184        (4)      62      (26)        -
        Prepaid expenses and other                            (6)       -          -      (11)       11        -        -         -
        Accounts payable, accrued expenses and other
          liabilities                                        125      -        (64)    (262)      (41)     (15)      33       (59)
        Due from subsidiaries                              1,979        -     (1,275)  (5,887)    4,879   (1,231)  (1,307)   (1,272)
        Due from MeriStar Hotels                               -        -          -     (824)   (5,002)    (508)     464       239
        Income taxes payable                                   -        -          -        -         -        -        -         -

                                                        ----------------------------------------------------------------------------
        Net cash provided by (used in) operating
          activities                                       4,619        -         31      656       471      179      116       136
                                                        ----------------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                     (152)       -        (31)    (656)     (471)    (179)    (116)     (136)
    Proceeds from disposition of assets                        -        -          -        -         -        -        -         -
    Hotel operating cash received in lease conversion          -        -          -        -         -        -        -         -
    Note receivable                                            -        -          -        -         -        -        -         -
    Change in restricted cash                               (488)       -          -        -         -        -        -         -
                                                        ----------------------------------------------------------------------------
        Net cash provided by (used in) investing
          activities                                        (640)       -        (31)    (656)     (471)    (179)    (116)     (136)
                                                        ----------------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                   -        -          -        -         -        -        -         -
    Proceeds from mortgages and notes payable                  -        -          -        -         -        -        -         -
    Principal payments on mortgages and notes payable     (3,979)       -          -        -         -        -        -         -
    Repurchase of units                                        -        -          -        -         -        -        -         -
    Contributions from partners                                -        -          -        -         -        -        -         -
    Distributions to stockholders                              -        -          -        -         -        -        -         -

                                                        ----------------------------------------------------------------------------
        Net cash provided by (used in) financing
          activities                                      (3,979)       -          -        -         -        -        -         -
                                                        ----------------------------------------------------------------------------

Effect of exchange rate changes on cash                        -        -          -        -         -        -        -         -

                                                        ----------------------------------------------------------------------------
Net change in cash                                             -        -          -        -         -        -        -         -

Cash and cash equivalents, beginning of period                 -        -          -        -         -        -        -         -

                                                        ----------------------------------------------------------------------------
Cash and cash equivalents, end of period                       -        -          -        -         -        -        -         -
                                                        ============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                         ---------------------------------------------------------
                                                                         MeriStar   MeriStar    MeriStar    MeriStar     MeriStar
                                                                           Sub        Sub         Sub         Sub          Sub
                                                                         3C, LLC    5R, LLC     5A, LLC     8A, LLC      4D, LLC
                                                                         ---------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                                        683          -         -          (822)       1,462
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                          690          -         -            89          513
      (Gain) loss on assets sold, before tax effect                            -          -         -         1,077            -
      Extraordinary (gain) loss on early extinguishment of debt before
         tax effect                                                            -          -         -             -            -
      Equity in earnings of affiliates                                         -          -         -             -            -
      Loss on asset impairment                                                 -          -         -             -            -
      Loss on fiar value of non-hedging derivatives                            -          -         -             -            -
      Write down of STS Hotel net                                              -          -         -             -            -
      Minority interests                                                       -          -         -             -            -
      Amortization of unearned stock based compensation                        -          -         -             -            -
      Deferred income taxes                                                    -          -         -             -            -
      Changes in operating assets and liabilities:                             -          -         -             -            -
        Accounts receivable, net                                              10          -         -           (31)        (294)
        Prepaid expenses and other                                            (3)         -         -            (1)          (5)
        Accounts payable, accrued expenses and other liabilities             (65)         -         -            46           76
        Due from subsidiaries                                             (1,149)         -         -        (6,670)      (1,768)
        Due from MeriStar Hotels                                              98          -         -          (962)         375
        Income taxes payable                                                   -          -         -             -            -

                                                                         ---------------------------------------------------------
        Net cash provided by (used in) operating activities                  264          -         -        (7,274)         359
                                                                         ---------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                     (264)         -         -             -         (359)
    Proceeds from disposition of assets                                        -          -         -         7,274            -
    Hotel operating cash received in lease conversion                          -          -         -             -            -
    Note receivable                                                            -          -         -             -            -
    Change in restricted cash                                                  -          -         -             -            -
                                                                         ---------------------------------------------------------
        Net cash provided by (used in) investing activities                 (264)         -         -         7,274         (359)
                                                                         ---------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                   -          -         -             -            -
    Proceeds from mortgages and notes payable                                  -          -         -             -            -
    Principal payments on mortgages and notes payable                          -          -         -             -            -
    Repurchase of units                                                        -          -         -             -            -
    Contributions from partners                                                -          -         -             -            -
    Distributions to stockholders                                              -          -         -             -            -
                                                                         ---------------------------------------------------------
        Net cash provided by (used in) financing activities                    -          -         -             -            -
                                                                         ---------------------------------------------------------

Effect of exchange rate changes on cash                                        -          -         -             -            -

                                                                         ---------------------------------------------------------
Net change in cash                                                             -          -         -             -            -

Cash and cash equivalents, beginning of period                                 -          -         -             -            -

                                                                         ---------------------------------------------------------
Cash and cash equivalents, end of period                                       -          -         -             -            -
                                                                         =========================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ending December 31, 2001
(in thousands of dollars)


                                                                         ---------------------------------------------------------
                                                                         MeriStar   MeriStar    MeriStar    MeriStar     MeriStar
                                                                           Sub        Sub         Sub         Sub          Sub
                                                                         6E, LLC    4E, LLC     1B, LLC     5F, L.P.     6G, LLC
                                                                         ---------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                                      3,324        169     2,363         1,464        1,270
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        1,672        913       617         1,049          788
      (Gain) loss on assets sold, before tax effect                            -          -         -             -            -
      Extraordinary (gain) loss on early extinguishment of debt before
         tax effect                                                            -          -         -             -            -
      Equity in earnings of affiliates                                         -          -         -             -            -
      Loss on asset impairment                                                 -          -         -             -            -
      Loss on fiar value of non-hedging derivatives                            -          -         -             -            -
      Write down of STS Hotel net                                              -          -         -             -            -
      Minority interests                                                       -          -         -             -            -
      Amortization of unearned stock based compensation                        -          -         -             -            -
      Deferred income taxes                                                    -          -         -             -            -
      Changes in operating assets and liabilities:                             -          -         -             -            -
        Accounts receivable, net                                              34        (19)       16           (25)          36
        Prepaid expenses and other                                             -          -       (13)          (11)          (6)
        Accounts payable, accrued expenses and other liabilities            (304)         1       (18)         (164)         121
        Due from subsidiaries                                             (2,905)       254    (6,311)       (1,945)          21
        Due from MeriStar Hotels                                          (1,000)    (1,029)    3,478             -       (1,786)
        Income taxes payable                                                   -          -         -             -            -

                                                                         ---------------------------------------------------------
        Net cash provided by (used in) operating activities                  821        289       132           368          444
                                                                         ---------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                     (821)      (289)     (132)         (368)        (444)
    Proceeds from disposition of assets                                        -          -         -             -            -
    Hotel operating cash received in lease conversion                          -          -         -             -            -
    Note receivable                                                            -          -         -             -            -
    Change in restricted cash                                                  -          -         -             -            -
                                                                         ---------------------------------------------------------
        Net cash provided by (used in) investing activities                 (821)      (289)     (132)         (368)        (444)
                                                                         ---------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                   -          -         -             -            -
    Proceeds from mortgages and notes payable                                  -          -         -             -            -
    Principal payments on mortgages and notes payable                          -          -         -             -            -
    Repurchase of units                                                        -          -         -             -            -
    Contributions from partners                                                -          -         -             -            -
    Distributions to stockholders                                              -          -         -             -            -
                                                                         ---------------------------------------------------------
        Net cash provided by (used in) financing activities                    -          -         -             -            -
                                                                         ---------------------------------------------------------

Effect of exchange rate changes on cash                                        -          -         -             -            -

                                                                         ---------------------------------------------------------
Net change in cash                                                             -          -         -             -            -

Cash and cash equivalents, beginning of period                                 -          -         -             -            -

                                                                         ---------------------------------------------------------
Cash and cash equivalents, end of period                                       -          -         -             -            -
                                                                         =========================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                         ---------------------------------------------
                                                                         MeriStar   MeriStar    MeriStar    MeriStar
                                                                           Sub        Sub         Sub         Sub
                                                                         6C, LLC    4C, L.P.    4H, L.P.    7E, LLC
                                                                         ---------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                                        212     (6,123)     (193)          766
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        1,327        721       532           607
      (Gain) loss on assets sold, before tax effect                            -          -         -             -
      Extraordinary (gain) loss on early extinguishment of debt before
         tax effect                                                            -          -         -             -
      Equity in earnings of affiliates                                         -          -         -             -
      Loss on asset impairment                                                 -      5,940         -             -
      Loss on fiar value of non-hedging derivatives                            -          -         -             -
      Write down of STS Hotel net                                              -          -         -             -
      Minority interests                                                       -          -         -             -
      Amortization of unearned stock based compensation                        -          -         -             -
      Deferred income taxes                                                    -          -         -             -
      Changes in operating assets and liabilities:                             -          -         -             -
        Accounts receivable, net                                               8        (47)        -            53
        Prepaid expenses and other                                             -         (6)       (2)           44
        Accounts payable, accrued expenses and other liabilities              24        254        33            63
        Due from subsidiaries                                             (1,405)       535       495        (1,510)
        Due from MeriStar Hotels                                             305       (813)     (794)          213
        Income taxes payable                                                   -          -         -             -

                                                                         ---------------------------------------------
        Net cash provided by (used in) operating activities                  471        461        71           236
                                                                         ---------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                     (471)      (461)      (71)         (236)
    Proceeds from disposition of assets                                        -          -         -             -
    Hotel operating cash received in lease conversion                          -          -         -             -
    Note receivable                                                            -          -         -             -
    Change in restricted cash                                                  -          -         -             -
                                                                         ---------------------------------------------
        Net cash provided by (used in) investing activities                 (471)      (461)      (71)         (236)
                                                                         ---------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                   -          -         -             -
    Proceeds from mortgages and notes payable                                  -          -         -             -
    Principal payments on mortgages and notes payable                          -          -         -             -
    Repurchase of units                                                        -          -         -             -
    Contributions from partners                                                -          -         -             -
    Distributions to stockholders                                              -          -         -             -
                                                                         ---------------------------------------------
        Net cash provided by (used in) financing activities                    -          -         -             -
                                                                         ---------------------------------------------

Effect of exchange rate changes on cash                                        -          -         -             -

                                                                         ---------------------------------------------
Net change in cash                                                             -          -         -             -

Cash and cash equivalents, beginning of period                                 -          -         -             -

                                                                         ---------------------------------------------
Cash and cash equivalents, end of period                                       -          -         -             -
                                                                         =============================================

MeriStar Hospitality Operating Partnership, L.P.
Condendsed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             MeriStar
                                                               MeriStar  MeriStar  MeriStar    Sub     MeriStar  MeriStar  MeriStar
                                                                 Sub       Sub       Sub     7A Joint    Sub       Sub       Sub
                                                               3D, LLC   1A, LLC   5E, LLC    Venture  6K, LLC   2B, LLC   3A, LLC
------------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:

 Net Income (loss)                                                  719     1,120     3,155       842     2,458      (228)   (2,114)
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                     944       475     1,866       403       741       380       344
  (Gain) loss on assets sold, before tax effect                       -         -         -         -         -         -         -
  Extraordinary (gain) loss on early extinguishment of debt
   benefit tax effect                                                 -         -         -         -         -         -         -
  Equity in earnings of affiliates                                    -         -         -         -         -         -         -
  Loss on asset impairment                                            -         -         -         -         -         -     2,278
  Loss on fair value of non-hedging derivatives                       -         -         -         -         -         -         -
  Write down of STS Hotel net                                         -         -         -         -         -         -         -
  Minority interests                                                  -         -         -         -         -         -         -
  Amortization of unearned stock based compensation                   -         -         -         -         -         -         -
  Deferred income taxes                                               -         -         -         -         -         -         -
  Changes in operating assets and liabilities:                        -         -         -         -         -         -         -
   Accounts receivable, net                                         (19)       40        18       (13)      (18)       12       (35)
   Prepaid expenses and other                                         -         -       (15)       (4)       (1)        -         -
   Accounts payable, accrued expenses and other liabilities         (27)     (121)      374      (107)      116       135       (68)
   Due from subsidiaries                                         (3,088)     (620)   (5,056)     (816)   (6,051)      298      (875)
   Due from MeriStar Hotels                                       1,999      (659)      263         -     3,142       389       533
   Income taxes payable                                               -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) operating activities              528       235       605       305       387       986        63
                                                              ----------------------------------------------------------------------

Cash flows from investing activities:

 Investment in hotel properties, net                               (528)     (235)     (605)     (305)     (387)     (688)      (63)
 Proceeds from disposition of assets                                  -         -         -         -         -         -         -
 Hotel operating cash received in lease conversion                    -         -         -         -         -         -         -
 Note receivable                                                      -         -         -         -         -         -         -
 Change in restricted cash                                            -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) investing activities             (528)     (235)     (605)     (305)     (387)      (63)      (63)
                                                              ----------------------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                            -         -         -         -         -         -         -
  Proceeds from mortgages and notes payable                           -         -         -         -         -         -         -
  Principal payments on mortgages and notes payable                   -         -         -         -         -      (298)        -
  Repurchase of units                                                 -         -         -         -         -         -         -
  Contributions from partners                                         -         -         -         -         -         -         -
  Distributions to stockholders                                       -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) financing activities                -         -         -         -         -      (298)        -
                                                              ----------------------------------------------------------------------

Effect of exchange rate changes on cash                               -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
Net change in cash                                                    -         -         -         -         -         -         -

Cash and cash equivalents, beginning of period                        -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
Cash and cash equivalents, end of period                              -         -         -         -         -         -         -
                                                              ======================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         MDV
                                                              MeriStar   MeriStar  MeriStar  MeriStar   Limited  MeriStar  MeriStar
                                                                Sub        Sub       Sub       Sub     Partner-    Sub       Sub
                                                              4A, L.P.   4D, LLC   2A, LLC   6L, LLC     ship    5C, LLC   6J, LLC
------------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:

 Net Income (loss)                                               (2,616)      127      (507)      679       397       447     1,635
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                       -       299       315       882       123       583       611
  (Gain) loss on assets sold, before tax effect                       -         -         -         -         -         -         -
  Extraordinary (gain) loss on early extinguishment of debt
   benefit tax effect                                                 -         -         -         -         -         -         -
  Equity in earnings of affiliates                                    -         -         -         -         -         -         -
  Loss on asset impairment                                        3,433         -         -         -         -         -         -
  Loss on fair value of non-hedging derivatives                       -         -         -         -         -         -         -
  Write down of STS Hotel net                                         -         -         -         -         -         -         -
  Minority interests                                                  -         -         -         -         -         -         -
  Amortization of unearned stock based compensation                   -         -         -         -         -         -         -
  Deferred income taxes                                               -         -         -         -         -         -         -
  Changes in operating assets and liabilities:                        -         -         -         -         -         -         -
   Accounts receivable, net                                          (4)       (7)        -       (23)       26       (16)       19
   Prepaid expenses and other                                         -         -        (1)       (5)        -        (4)       (6)
   Accounts payable, accrued expenses and other liabilities          (4)       30        20       (88)        -       (33)      (67)
   Due from subsidiaries                                           (481)      230       865    (1,321)     (470)    1,909       450
   Due from MeriStar Hotels                                          (2)     (209)     (154)        -         -    (2,487)   (2,152)
   Income taxes payable                                               -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) operating activities              326       470       538       124        76       399       490
                                                              ----------------------------------------------------------------------

Cash flows from investing activities:

 Investment in hotel properties, net                               (326)     (470)      (51)     (124)      (76)     (399)     (490)
 Proceeds from disposition of assets                                  -         -         -         -         -         -         -
 Hotel operating cash received in lease conversion                    -         -         -         -         -         -         -
 Note receivable                                                      -         -         -         -         -         -         -
 Change in restricted cash                                            -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) investing activities             (326)     (470)      (51)     (124)      (76)     (399)     (490)
                                                              ----------------------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                            -         -         -         -         -         -         -
  Proceeds from mortgages and notes payable                           -         -         -         -         -         -         -
  Principal payments on mortgages and notes payable                   -         -      (487)        -         -         -         -
  Repurchase of units                                                 -         -         -         -         -         -         -
  Contributions from partners                                         -         -         -         -         -         -         -
  Distributions to stockholders                                       -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
   Net cash provided by (used in) financing activities                -         -      (487)        -         -         -         -
                                                              ----------------------------------------------------------------------

Effect of exchange rate changes on cash                               -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
Net change in cash                                                    -         -         -         -         -         -         -

Cash and cash equivalents, beginning of period                        -         -         -         -         -         -         -

                                                              ----------------------------------------------------------------------
Cash and cash equivalents, end of period                              -         -         -         -         -         -         -
                                                              ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                  ------------------------------------------------------------------
                                                                  MeriStar        MeriStar        MeriStar       MeriStar   MeriStar
                                                                    Sub             Sub             Sub            Sub        Sub
                                                                  1D, L.P.        7B, L.P.        7D, LLC        7G, LLC    6H, LLC
                                                                  ------------------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                               2,983            (225)          2,600         (123)         403
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 2,186             888           1,623          731          451
      (Gain) loss on assets sold, before tax effect                     -               -               -            -            -
      Extraordinary (gain) loss on early extinguishment of
          debt before tax effect                                        -               -               -            -            -
      Equity in earnings of affiliates                                  -               -               -            -            -
      Loss on asset impairment                                          -               -               -            -            -
      Loss on fiar value of non-hedging derivatives                     -               -               -            -            -
      Write down of STS Hotel net                                       -               -               -            -            -
      Minority interests                                                -               -               -            -            -
      Amortization of unearned stock based compensation                 -               -               -            -            -
      Deferred income taxes                                             -               -               -            -            -
      Changes in operating assets and liabilities:                      -               -               -            -            -
        Accounts receivable, net                                       30             (13)            741            -            -
        Prepaid expenses and other                                    (20)              -               -           (4)          (1)
        Accounts payable, accrued expenses and other liabilities       (7)              6             440          (54)          23
        Due from subsidiaries                                      (5,076)           (372)         (9,079)       1,361       (1,324)
        Due from MeriStar Hotels                                      913              (1)          4,854       (1,582)         513
        Income taxes payable                                            -               -               -            -            -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities         1,009             283           1,179          329           65
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                            (1,009)           (283)         (1,179)        (329)         (65)
    Proceeds from disposition of assets                                 -               -               -            -            -
    Hotel operating cash received in lease conversion                   -               -               -            -            -
    Note receivable                                                     -               -               -            -            -
    Change in restricted cash                                           -               -               -            -            -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities        (1,009)           (283)         (1,179)        (329)         (65)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -               -               -            -            -
    Proceeds from mortgages and notes payable                           -               -               -            -            -
    Principal payments on mortgages and notes payable                   -               -               -            -            -
    Repurchase of units                                                 -               -               -            -            -
    Contributions from partners                                         -               -               -            -            -
    Distributions to stockholders                                       -               -               -            -            -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities             -               -               -            -            -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                 -               -               -            -            -

                                                                  ------------------------------------------------------------------
Net change in cash                                                      -               -               -            -            -

Cash and cash equivalents, beginning of period                          -               -               -            -            -

                                                                  ------------------------------------------------------------------
Cash and cash equivalents, end of period                                -               -               -            -            -
                                                                  ==================================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                  ------------------------------------------------------------------
                                                                  MeriStar        MeriStar        MeriStar      MeriStar
                                                                    Sub             Sub             Sub           Sub     AGH PSS I,
                                                                  4I, L.P.        5D, LLC         5H, LLC       7H, LLC     Inc.
                                                                  ------------------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                             (12,720)         (1,739)          1,696      (2,465)      1,470
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   855           1,420           1,946         699           -
      (Gain) loss on assets sold, before tax effect                     -               -               -           -       1,099
      Extraordinary (gain) loss on early extinguishment of
          debt before tax effect                                        -               -               -           -           -
      Equity in earnings of affiliates                                  -               -               -           -           -
      Loss on asset impairment                                     11,594               -               -       2,705           -
      Loss on fiar value of non-hedging derivatives                     -               -               -           -           -
      Write down of STS Hotel net                                       -               -               -           -           -
      Minority interests                                                -               -               -           -           -
      Amortization of unearned stock based compensation                 -               -               -           -           -
      Deferred income taxes                                             -               -               -           -           -
      Changes in operating assets and liabilities:                      -               -               -           -           -
        Accounts receivable, net                                        -             (24)              -         (39)       (908)
        Prepaid expenses and other                                     (7)            (53)              -           -         (10)
        Accounts payable, accrued expenses and other liabilities       50             314            (314)        (56)        (22)
        Due from subsidiaries                                       1,601           3,366          (3,114)     (2,568)     (3,757)
        Due from MeriStar Hotels                                     (861)         (2,815)            444       1,961           -
        Income taxes payable                                            -               -               -           -           -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities           512             469             658         237      (2,128)
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (512)           (216)           (658)       (250)       (313)
    Proceeds from disposition of assets                                 -               -               -           -       2,441
    Hotel operating cash received in lease conversion                   -               -               -           -           -
    Note receivable                                                     -               -               -           -           -
    Change in restricted cash                                           -               -               -           -           -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities          (512)           (216)           (658)       (250)      2,128
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -               -               -           -           -
    Proceeds from mortgages and notes payable                           -               -               -          13           -
    Principal payments on mortgages and notes payable                   -            (253)              -           -           -
    Repurchase of units                                                 -               -               -           -           -
    Contributions from partners                                         -               -               -           -           -
    Distributions to stockholders                                       -               -               -           -           -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities             -            (253)              -          13           -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                 -               -               -           -           -

                                                                  ------------------------------------------------------------------
Net change in cash                                                      -               -               -           -           -

Cash and cash equivalents, beginning of period                          -               -               -           -           -

                                                                  ------------------------------------------------------------------
Cash and cash equivalents, end of period                                -               -               -           -           -
                                                                  ==================================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                  ---------------------------------------------------------
                                                                  MeriStar        MeriStar        MeriStar       MeriStar
                                                                    Sub             Sub             Sub            Sub
                                                                  2D, LLC         4F, L.P.        5K, LLC        5M, LLC
                                                                  ---------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                                (206)            710           1,287        1,515
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   460           1,092           1,181          440
      (Gain) loss on assets sold, before tax effect                     -               -               -            -
      Extraordinary (gain) loss on early extinguishment of
          debt before tax effect                                        -               -               -            -
      Equity in earnings of affiliates                                  -               -               -            -
      Loss on asset impairment                                          -               -               -            -
      Loss on fiar value of non-hedging derivatives                     -               -               -            -
      Write down of STS Hotel net                                       -               -               -            -
      Minority interests                                                -               -               -            -
      Amortization of unearned stock based compensation                 -               -               -            -
      Deferred income taxes                                             -               -               -            -
      Changes in operating assets and liabilities:                      -               -               -            -
        Accounts receivable, net                                        -              (4)              -            -
        Prepaid expenses and other                                      -               -               -            -
        Accounts payable, accrued expenses and other liabilities       39             376          (2,397)         (66)
        Due from subsidiaries                                        (795)            481             841       (1,893)
        Due from MeriStar Hotels                                    1,226          (2,102)            (24)         233
        Income taxes payable                                            -            (336)              -            -

                                                                  ---------------------------------------------------------
        Net cash provided by (used in) operating activities           724             217             888          229
                                                                  ---------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (159)           (217)           (888)        (229)
    Proceeds from disposition of assets                                 -               -               -            -
    Hotel operating cash received in lease conversion                   -               -               -            -
    Note receivable                                                     -               -               -            -
    Change in restricted cash                                           -               -               -            -

                                                                  ---------------------------------------------------------
        Net cash provided by (used in) investing activities          (159)           (217)           (888)        (229)
                                                                  ---------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -               -               -            -
    Proceeds from mortgages and notes payable                           -               -               -            -
    Principal payments on mortgages and notes payable                (565)              -               -            -
    Repurchase of units                                                 -               -               -            -
    Contributions from partners                                         -               -               -            -
    Distributions to stockholders                                       -               -               -            -

                                                                  ---------------------------------------------------------
        Net cash provided by (used in) financing activities          (565)              -               -            -
                                                                  ---------------------------------------------------------

Effect of exchange rate changes on cash                                 -               -               -            -

                                                                  ---------------------------------------------------------
Net change in cash                                                      -               -               -            -

Cash and cash equivalents, beginning of period                          -               -               -            -

                                                                  ---------------------------------------------------------
Cash and cash equivalents, end of period                                -               -               -            -
                                                                  =========================================================

MeriStar Hospitality Operating Partnership, L.P. Condensed
Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)


                                                                 ------------------------------------------------------------------
                                                                                              MeriStar
                                                                   MeriStar Sub MeriStar Sub     Sub      MeriStar Sub  MeriStar Sub
                                                                     1E, L.P.     5O, LLC     6M Company     4B, L.P.      6C, LLC
                                                                 ---------------------------------------------------------------
Cash flows from operating activities:
    Net Income (loss)                                                   1,296        549       3,276      (13,552)          2,335
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                       291        220       1,194        1,100             755
      (Gain) loss on assets sold, before tax effect                         -          -           -            -               -
      Extraordinary (gain) loss on early extinguishment of
      debt before tax effect                                                -          -           -            -               -
      Equity in earnings of affiliates                                      -          -           -            -               -
      Loss on asset impairment                                              -          -           -       12,326               -
      Loss on fiar value of non-hedging derivatives                         -          -           -            -               -
      Write down of STS Hotel net                                           -          -           -            -               -
      Minority interests                                                    -          -           -            -               -
      Amortization of unearned stock based compensation                     -          -           -            -               -
      Deferred income taxes                                                 -          -           -            -               -
      Changes in operating assets and liabilities:                          -          -           -            -               -
        Accounts receivable, net                                           35          -          72            -              56
        Prepaid expenses and other                                          -          -         (62)          (6)             95
        Accounts payable, accrued expenses and other liabilities            -        (16)         (4)         (12)           (128)
        Due from subsidiaries                                          (2,347)      (704)     (5,435)       5,225            (767)
        Due from MeriStar Hotels                                          934         17       1,183       (2,594)         (1,870)
        Income taxes payable                                                -          -           -            -               -

                                                                 ----------------------------------------------------------------
        Net cash provided by (used in) operating activities               209         66         224        2,487             476
                                                                 ----------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                  (209)       (66)       (224)      (2,487)           (476)
    Proceeds from disposition of assets                                     -          -           -            -               -
    Hotel operating cash received in lease conversion                       -          -           -            -               -
    Note receivable                                                         -          -           -            -               -
    Change in restricted cash                                               -          -           -            -               -

                                                                 ----------------------------------------------------------------
        Net cash provided by (used in) investing activities              (209)       (66)       (224)      (2,487)           (476)
                                                                 ----------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                -          -           -            -               -
    Proceeds from mortgages and notes payable                               -          -           -            -               -
    Principal payments on mortgages and notes payable                       -          -           -            -               -
    Repurchase of units                                                     -          -           -            -               -
    Contributions from partners                                             -          -           -            -               -
    Distributions to stockholders                                           -          -           -            -               -

                                                                 ----------------------------------------------------------------
        Net cash provided by (used in) financing activities                 -          -           -            -               -
                                                                 ----------------------------------------------------------------

Effect of exchange rate changes on cash                                     -          -           -            -               -

                                                                 ----------------------------------------------------------------
Net change in cash                                                          -          -           -            -               -

Cash and cash equivalents, beginning of period                              -          -           -            -               -

                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
Cash and cash equivalents, end of period                                    -          -           -            -               -
                                                                 ================================================================


                                                                ------------------------------------------------------------------
                                                                                                           MeriStar
                                                                MeriStar Sub  MeriStar Sub  MeriStar Sub     Sub      MeriStar Sub
                                                                 2C, LLC       4G, L.P.     3B, LLC         5G, L.P.    5P, LLC
                                                                ------------------------------------------------------------------

Cash flows from operating activities:
    Net Income (loss)                                              (1,028)        1,552          (20)         3,878           601
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 1,026           870          890          6,165             -
      (Gain) loss on assets sold, before tax effect                     -             -            -              -             -
      Extraordinary (gain) loss on early extinguishment of
      debt before tax effect                                            -             -            -              -             -
      Equity in earnings of affiliates                                  -             -            -              -             -
      Loss on asset impairment                                          -             -            -              -             -
      Loss on fiar value of non-hedging derivatives                     -             -            -              -             -
      Write down of STS Hotel net                                       -             -            -              -             -
      Minority interests                                                -             -            -              -             -
      Amortization of unearned stock based compensation                 -             -            -              -             -
      Deferred income taxes                                             -             -            -              -             -
      Changes in operating assets and liabilities:                      -             -            -              -             -
        Accounts receivable, net                                        -            67            8            383          (319)
        Prepaid expenses and other                                      -             -           (7)           (14)            -
        Accounts payable, accrued expenses and other liabilities      101           226         (102)          (132)           19
        Due from subsidiaries                                      (1,738)       (1,170)        (964)        (9,303)         (343)
        Due from MeriStar Hotels                                    3,278        (1,208)         551             (1)           42
        Income taxes payable                                            -             -            -              -             -

                                                                 ----------------------------------------------------------------
                                                                    1,639           337          356            976
        Net cash provided by (used in) operating activities      ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (652)         (337)        (356)          (976)            -
    Proceeds from disposition of assets                                 -             -            -              -             -
    Hotel operating cash received in lease conversion                   -             -            -              -
    Note receivable                                                     -             -            -              -             -
    Change in restricted cash                                           -             -            -              -

                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
        Net cash provided by (used in) investing activities          (652)         (337)        (356)          (976)
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -             -            -              -             -
    Proceeds from mortgages and notes payable                           -             -            -              -             -
    Principal payments on mortgages and notes payable                (987)            -            -              -             -
    Repurchase of units                                                 -             -            -              -
    Contributions from partners                                         -             -            -              -             -
    Distributions to stockholders                                       -             -            -              -

                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
        Net cash provided by (used in) financing activities          (987)            -            -              -             -
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------

Effect of exchange rate changes on cash                                 -             -            -              -             -

                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
Net change in cash                                                      -             -            -              -             -

Cash and cash equivalents, beginning of period                          -             -            -              -             -

                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
Cash and cash equivalents, end of period                                -             -            -              -             -
                                                                 ================================================================



                                                                 ----------------------------------------------------------------
                                                                  MeriStar Sub  MeriStar Sub     MeriStar Sub    MeriStar Sub
                                                                     5J, LLC      5Q, LLC           5R, LLC         8D, LLC
                                                                 ----------------------------------------------------------------
Cash flows from operating activities:
    Net Income (loss)                                               6,223           1,910             204                1,780
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 3,364             410           1,673                1,251
      (Gain) loss on assets sold, before tax effect                     -               -               -                    -
      Extraordinary (gain) loss on early extinguishment of
      debt before tax effect                                            -               -               -                    -
      Equity in earnings of affiliates                                  -               -               -                    -
      Loss on asset impairment                                          -               -               -                    -
      Loss on fiar value of non-hedging derivatives                     -               -               -                    -
      Write down of STS Hotel net                                       -               -               -                    -
      Minority interests                                                -               -               -                    -
      Amortization of unearned stock based compensation                 -               -               -                    -
      Deferred income taxes                                             -               -               -                    -
      Changes in operating assets and liabilities:                      -               -               -                    -
        Accounts receivable, net                                        -               -              11                  119
        Prepaid expenses and other                                      -               -             (11)                   -
        Accounts payable, accrued expenses and other liabilities     (692)           (416)           (115)                 (83)
        Due from subsidiaries                                      (7,305)           (319)         (2,444)              (2,618)
        Due from MeriStar Hotels                                      480            (514)          2,269                 (184)
        Income taxes payable                                            -               -               -                    -

                                                                    -------------------------------------------------------------
        Net cash provided by (used in) operating activities        (2,070)           1,071           1,587                 265
                                                                    -------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                            (2,070)         (1,071)           (762)                (265)
    Proceeds from disposition of assets                                 -               -               -                    -
    Hotel operating cash received in lease conversion                   -               -               -                    -
    Note receivable                                                     -               -               -                    -
    Change in restricted cash                                           -               -               -                    -

                                                                    -------------------------------------------------------------
        Net cash provided by (used in) investing activities        (2,070)         (1,071)           (762)                (265)
                                                                    -------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -               -               -                    -
    Proceeds from mortgages and notes payable                           -               -               -                    -
    Principal payments on mortgages and notes payable                   -               -               -                    -
    Repurchase of units                                                 -               -               -                    -
    Contributions from partners                                         -               -               -                    -
    Distributions to stockholders                                       -               -            (825)                   -

                                                                    -------------------------------------------------------------
        Net cash provided by (used in) financing activities             -               -            (825)                   -
                                                                    -------------------------------------------------------------

Effect of exchange rate changes on cash                                 -               -               -                    -

                                                                    -------------------------------------------------------------
Net change in cash                                                      -               -               -                    -

Cash and cash equivalents, beginning of period                          -               -               -                    -

                                                                    -------------------------------------------------------------
Cash and cash equivalents, end of period                                -               -               -                    -
                                                                    =============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)

                                                                      ----------------------------------------------------------
                                                                                      MeriStar
                                                                       MeriStar Sub  Hotel Lessee,                      Total
                                                                        4J, LLC        Inc         Eliminations    Consolidated
                                                                      ----------------------------------------------------------
Cash flows from operating activities:

    Net Income (loss)                                                      1,102          (510)          (78,751)       (44,485)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        1,279           253                 -        116,495
      (Gain) loss on assets sold, before tax effect                            -             -                 -          2,176
      Extraordinary (gain) loss on early extinguishment of debt
      before tax effect                                                        -             -                 -          2,770
      Equity in earnings of affiliates                                         -             -            78,751              -
      Loss on asset impairment                                                 -             -                 -         43,582
      Loss on fiar value of non-hedging derivatives                            -             -                 -          6,666
      Write down of STS Hotel net                                              -             -                 -          2,112
      Minority interests                                                       -             -                 -            (48)
      Amortization of unearned stock based compensation                        -             -                 -          2,263
      Deferred income taxes                                                    -             -                 -         (1,454)
      Changes in operating assets and liabilities:                             -             -                 -
        Accounts receivable, net                                              23         5,717                 -          2,855
        Prepaid expenses and other                                             -         6,635                 -         (2,039)
        Accounts payable, accrued expenses and other liabilities            (198)        2,298                 -          6,509
        Due from subsidiaries                                               (601)      (10,200)                -              -
        Due from MeriStar Hotels                                          (1,012)        3,715                 -         13,344
        Income taxes payable                                                   -            25                 -           (611)
                                                                      ----------------------------------------------------------
        Net cash provided by (used in) operating activities                  593         7,933                 -        150,135
                                                                      ----------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                     (593)         (547)                -        (44,476)
    Proceeds from disposition of assets                                        -             -                 -          9,715
    Hotel operating cash received in lease conversion                          -         3,257                 -          3,257
    Note receivable                                                            -             -                 -        (36,000)
    Change in restricted cash                                                  -             -                 -         (1,386)
                                                                      ----------------------------------------------------------
        Net cash provided by (used in) investing activities                 (593)        2,710                 -        (68,890)
                                                                      ----------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                   -             -                 -        (18,927)
    Proceeds from mortgages and notes payable                                  -         6,000                 -        933,250
    Principal payments on mortgages and notes payable                          -             -                 -       (871,467)
    Repurchase of units                                                        -             -                 -         (4,514)
    Contributions from partners                                                -             -                 -            847
    Distributions to stockholders                                              -             -                 -        (97,539)

                                                                      ----------------------------------------------------------

        Net cash provided by (used in) financing activities                    -         6,000                 -        (58,350)
                                                                      ----------------------------------------------------------

Effect of exchange rate changes on cash                                        -             -                 -            304
                                                                      ----------------------------------------------------------
Net change in cash                                                             -        16,643                 -         23,199

Cash and cash equivalents, beginning of period                                 -             -                 -            242
                                                                      ----------------------------------------------------------
Cash and cash equivalents, end of period                                       -        16,643                 -         23,441
                                                                      ==========================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Balance Sheet
 December 31, 2000
(in thousands of dollars)

                                                         MerStar                                            MeriStar     MeriStar
                                                       Hospitality  Non-Guarantor MeriStar Sub AGH Upreit,    Sub          Sub
                                                         OP, L.P.   Subsidiaries    7C, LLC       LLC       5N, LLC      8A, LLC
    Assets
               Investment in hotel properties          $    10,068   $ 1,533,550       $ -         $ -       $ 3,990       $ 7,220
               Accumulated depreciation                     (2,625)     (131,719)        -           -          (281)         (645)
                                                       -----------------------------------------------------------------------------
                                                             7,443     1,401,831         -           -         3,709         6,575

               Cash and cash equivalents                       242             -         -           -             -             -
               Accounts receivable, net                         94         1,070         -           -             -           (16)
               Prepaid expenses and other                    2,563          (191)        -           -             -             -
               Note receivable                              87,887             -         -           -             -             -
               Due from MeriStar Hotels & Resorts          (12,130)       36,793         -           -           111             -
               Due from subsidiaries                       164,979      (102,686)        -          66         1,751         3,464
               Investments in affiliates                 2,661,521         8,190        32       3,056             -             -
               Restricted cash                              14,709         4,606         -           -             -             -
               Intangible assets, net                        7,531           795         -           -             -             -
                                                       -----------------------------------------------------------------------------
                                                       $ 2,934,839   $ 1,350,408      $ 32     $ 3,122       $ 5,571      $ 10,023
                                                       =============================================================================

 Liabilities and Partners' capital
               Accounts payable, accrued
               expenses and other liabilities               32,061        15,413         -           -            21            19
               Accrued interest                             23,701         4,648         -           -             -             -
               Income taxes payable                            921             -         -           -             -             -
               Distributions payable                        24,581             -         -           -             -             -
               Deferred income taxes                         8,113             -         -           -             -             -
               Interest rate swaps                               -             -         -           -             -             -
               Notes payable to MeriStar                   356,729             -         -           -             -             -
               Long-term debt                            1,254,729       291,423         -           -             -             -
                                                       -----------------------------------------------------------------------------
 Total liabilities                                       1,700,835       311,484         -           -            21            19
                                                       -----------------------------------------------------------------------------

               Minority interests                            2,687             -         -           -             -             -
               Redeemable OP units at redemption value      88,545             -         -           -             -             -
               Partners' capital                         1,142,772     1,038,924        32       3,122         5,550        10,004
                                                       -----------------------------------------------------------------------------
                                                       $ 2,934,839   $ 1,350,408      $ 32     $ 3,122       $ 5,571      $ 10,023
                                                       =============================================================================




                                                       MeriStar Sub   AGH Secaucus, MeriStar Sub MeriStar Sub MeriStar Sub
                                                         8F, L.P.        LLC         6H, LLC      8B, LLC     1C, L.P.
    Assets
               Investment in hotel properties          $   11,183       $  -         $ 13,538     $ 80,316     $ 24,454
               Accumulated depreciation                    (1,041)         -           (1,021)      (5,192)      (2,854)
                                                       -------------------------------------------------------------------
                                                           10,142          -           12,517       75,124       21,600

               Cash and cash equivalents                        -          -                -            -            -
               Accounts receivable, net                       162          -               (7)         184           (4)
               Prepaid expenses and other                      15          -                -          (11)          11
               Note receivable                                  -          -                -            -            -
               Due from MeriStar Hotels & Resorts               -          -                -         (824)      (5,002)
               Due from subsidiaries                        5,014          -            3,186       15,524        1,567
               Investments in affiliates                        -         82                -            -            -
               Restricted cash                                603          -                -            -            -
               Intangible assets, net                           -          -                -           72            5
                                                       -------------------------------------------------------------------
                                                       $   15,936       $ 82         $ 15,696     $ 90,069     $ 18,177
                                                       ===================================================================

 Liabilities and Partners' capital
               Accounts payable, accrued
               expenses and other liabilities                 142          -              242        2,587           71
               Accrued interest                                16          -                -            -            -
               Income taxes payable                             -          -                -            -            -
               Distributions payable                            -          -                -            -            -
               Deferred income taxes                            -          -                -            -            -
               Interest rate swaps                              -          -                -            -            -
               Notes payable to MeriStar                        -          -                -            -            -
               Long-term debt                               3,979          -                -            -            -
                                                       -------------------------------------------------------------------
 Total liabilities                                          4,137          -              242        2,587           71
                                                       -------------------------------------------------------------------

               Minority interests                               -          -                -            -            -
               Redeemable OP units at redemption value          -          -                -            -            -
               Partners' capital                           11,799         82           15,454       87,482       18,106
                                                       -------------------------------------------------------------------
                                                       $   15,936       $ 82         $ 15,696     $ 90,069     $ 18,177
                                                       ===================================================================



                                                       MeriStar Sub  MeriStar Sub   MeriStar Sub     MeriStar Sub
                                                          8E, LLC       7F, LLC        5L, LLC          3C, LLC
    Assets
               Investment in hotel properties          $ 14,978        $ 11,869         $ 11,156       $ 17,010
               Accumulated depreciation                  (1,312)         (1,528)            (246)        (1,621)
                                                       ---------------------------------------------------------
                                                         13,666          10,341           10,910         15,389

               Cash and cash equivalents                      -               -                -              -
               Accounts receivable, net                      62             (26)               -             10
               Prepaid expenses and other                     -               -                -             (3)
               Note receivable                                -               -                -              -
               Due from MeriStar Hotels & Resorts          (508)            464              239             98
               Due from subsidiaries                      3,087           2,184            1,812          1,565
               Investments in affiliates                      -               -                -              -
               Restricted cash                                -               -                -              -
               Intangible assets, net                        18               -                -             69
                                                       ---------------------------------------------------------
                                                       $ 16,325        $ 12,963         $ 12,961       $ 17,128
                                                       =========================================================

 Liabilities and Partners' capital
               Accounts payable, accrued
               expenses and other liabilities                18             127               56            209
               Accrued interest                               -               -                -              -
               Income taxes payable                           -               -                -              -
               Distributions payable                          -               -                -              -
               Deferred income taxes                          -               -                -              -
               Interest rate swaps                            -               -                -              -
               Notes payable to MeriStar                      -               -                -              -
               Long-term debt                                 -               -                -              -
                                                       ---------------------------------------------------------
 Total liabilities                                           18             127               56            209
                                                       ---------------------------------------------------------

               Minority interests                             -               -                -              -
               Redeemable OP units at redemption value        -               -                -              -
               Partners' capital                         16,307          12,836           12,905         16,919
                                                       ---------------------------------------------------------
                                                       $ 16,325        $ 12,963         $ 12,961       $ 17,128
                                                       =========================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Balance Sheet
 December 31, 2000
(in thousands of dollars)

                                                                   MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub  MeriStar Sub
                                                                     5R, LLC      5A, LLC     8A, LLC      6D, LLC       6E, LLC
   Assets
         Investment in hotel properties                            $       -    $        -    $ 9,600     $ 16,907      $ 43,110
         Accumulated depreciation                                          -             -     (1,160)      (1,307)       (4,974)
                                                                   -----------------------------------------------------------------
                                                                           -             -      8,440       15,600        38,136

         Cash and cash equivalents                                         -             -          -            -             -
         Accounts receivable, net                                          -             -        (31)        (179)           34
         Prepaid expenses and other                                        -             -          -           (5)            -
         Note receivable                                                   -             -          -            -             -
         Due from MeriStar Hotels & Resorts                                -             -       (962)         375        (1,000)
         Due from subsidiaries                                           (51)       (5,370)     1,235        3,371        10,741
         Investments in affiliates                                        51         5,370          -            -             -
         Restricted cash                                                   -             -          -            -             -
         Intangible assets, net                                            -             -          -            -             -
                                                                   -----------------------------------------------------------------
                                                                   $       -    $        -    $ 8,682     $ 19,162      $ 47,911
                                                                   =================================================================

Liabilities and Partners' capital
         Accounts payable, accrued expenses and other liabilities          -             -        (12)          17            (9)
         Accrued interest                                                  -             -          -            -             -
         Income taxes payable                                              -             -          -            -             -
         Distributions payable                                             -             -          -            -             -
         Deferred income taxes                                             -             -          -            -             -
         Interest rate swaps                                               -             -          -            -             -
         Notes payable to MeriStar                                         -             -          -            -             -
         Long-term debt                                                    -             -          -            -             -
                                                                   -----------------------------------------------------------------
Total liabilities                                                          -             -        (12)          17            (9)
                                                                   -----------------------------------------------------------------

         Minority interests                                                -             -          -            -             -
         Redeemable OP units at redemption value                           -             -          -            -             -
         Partners' capital                                                 -             -      8,694       19,145        47,920
                                                                   -----------------------------------------------------------------
                                                                   $       -    $        -    $ 8,682     $ 19,162      $ 47,911
                                                                   =================================================================



                                                                   MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub  MeriStar Sub
                                                                     4E, LP      1B, LLC       5F, L.P.     6G, LLC       8C, LLC
   Assets
         Investment in hotel properties                             $ 24,258      $ 18,419    $ 30,585    $ 21,606      $ 36,197
         Accumulated depreciation                                     (2,163)       (2,311)     (2,314)     (2,541)       (2,592)
                                                                   -----------------------------------------------------------------
                                                                      22,095        16,108      28,271      19,065        33,605

         Cash and cash equivalents                                         -             -           -           -             -
         Accounts receivable, net                                        (19)           16         (25)         36             8
         Prepaid expenses and other                                        -           (13)        (11)         (6)            -
         Note receivable                                                   -             -           -           -             -
         Due from MeriStar Hotels & Resorts                           (1,029)        3,478           -      (1,786)          305
         Due from subsidiaries                                         2,232         3,721       6,734       3,418         1,989
         Investments in affiliates                                         -             -           -           -             -
         Restricted cash                                                   -             -           -           -             -
         Intangible assets, net                                           11             -           -           -             5
                                                                   -----------------------------------------------------------------
                                                                    $ 23,290      $ 23,310    $ 34,969    $ 20,727      $ 35,912
                                                                   =================================================================

Liabilities and Partners' capital
         Accounts payable, accrued expenses and other liabilities        428            (1)        242          17           (70)
         Accrued interest                                                  -             -           -           -             -
         Income taxes payable                                              -             -           -           -             -
         Distributions payable                                             -             -           -           -             -
         Deferred income taxes                                             -             -           -           -             -
         Interest rate swaps                                               -             -           -           -             -
         Notes payable to MeriStar                                         -             -           -           -             -
         Long-term debt                                                    -            48           -           -             -
                                                                   -----------------------------------------------------------------
Total liabilities                                                        428            47         242          17           (70)
                                                                   -----------------------------------------------------------------

         Minority interests                                                -             -           -           -             -
         Redeemable OP units at redemption value                           -             -           -           -             -
         Partners' capital                                            22,862        23,263      34,727      20,710        35,982
                                                                   -----------------------------------------------------------------
                                                                    $ 23,290      $ 23,310    $ 34,969    $ 20,727      $ 35,912
                                                                   =================================================================



                                                                   MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub
                                                                    4C, L.P.      4H, L.P.    7E, LLC       3D, LLC     1A, LLC
   Assets
         Investment in hotel properties                             $ 21,824       $ 12,292    $ 17,586     $ 21,777      $ 10,996
         Accumulated depreciation                                     (2,634)        (1,179)     (1,478)      (4,467)       (1,550)
                                                                    ---------------------------------------------------------------
                                                                      19,190         11,113      16,108       17,310         9,446
         Cash and cash equivalents                                         -              -           -            -             -
         Accounts receivable, net                                        (47)             -          53          (19)           40
         Prepaid expenses and other                                       (6)            (2)         44            -             -
         Note receivable                                                   -              -           -            -             -
         Due from MeriStar Hotels & Resorts                             (813)          (794)        213        1,999          (659)
         Due from subsidiaries                                           798           (516)      3,282        2,512         4,328
         Investments in affiliates                                         -              -           -            -             -
         Restricted cash                                                   -              -           -            -             -
         Intangible assets, net                                            -              -          10            -             -
                                                                    ---------------------------------------------------------------
                                                                    $ 19,122        $ 9,801    $ 19,710     $ 21,802      $ 13,155
                                                                    ===============================================================

Liabilities and Partners' capital
         Accounts payable, accrued expenses and other liabilities        168            150          46            8           263
         Accrued interest                                                  -              -           -            -             -
         Income taxes payable                                              -              -           -            -             -
         Distributions payable                                             -              -           -            -             -
         Deferred income taxes                                             -              -           -            -             -
         Interest rate swaps                                               -              -           -            -             -
         Notes payable to MeriStar                                         -              -           -            -             -
         Long-term debt                                                    -              -           -            -             -
                                                                    ---------------------------------------------------------------
Total liabilities                                                        168            150          46            8           263
                                                                    ---------------------------------------------------------------

         Minority interests                                                -              -           -            -             -
         Redeemable OP units at redemption value                           -              -           -            -             -
         Partners' capital                                            18,954          9,651      19,664       21,794        12,892
                                                                    ---------------------------------------------------------------
                                                                    $ 19,122        $ 9,801    $ 19,710     $ 21,802      $ 13,155
                                                                    ===============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2000
(in thousands of dollars)


                                                                           MeriStar Sub    MeriStar Sub      MeriStar Sub
                                                                             5E, LLC       7A Joint Venture    6K, LLC
   Assets
              Investment in hotel properties                                 $ 52,212         $ 12,586         $ 22,255
              Accumulated depreciation                                         (4,364)            (943)          (2,819)
                                                                         ---------------------------------------------------
                                                                               47,848           11,643           19,436

              Cash and cash equivalents                                             -                -                -
              Accounts receivable, net                                             18              (13)             (18)
              Prepaid expenses and other                                          (15)              (4)              (1)
              Note receivable                                                       -                -                -
              Due from MeriStar Hotels & Resorts                                  263                -            3,142
              Due from subsidiaries                                             4,132            2,764            7,438
              Investments in affiliates                                             -                -                -
              Restricted cash                                                       -                -                -
              Intangible assets, net                                               19                -                -
                                                                         ---------------------------------------------------
                                                                             $ 52,265         $ 14,390         $ 29,997
                                                                         ===================================================

Liabilities and Partners' capital
              Accounts payable, accrued expenses and other liabilities           (104)             331              (53)
              Accrued interest                                                      -                -                -
              Income taxes payable                                                  -                -                -
              Distributions payable                                                 -                -                -
              Deferred income taxes                                                 -                -                -
              Interest rate swaps                                                   -                -                -
              Notes payable to MeriStar                                             -                -                -
              Long-term debt                                                        -                -                -
                                                                         ---------------------------------------------------
Total liabilities                                                                (104)             331              (53)
                                                                         ---------------------------------------------------

              Minority interests                                                    -                -                -
              Redeemable OP units at redemption value                               -                -                -
              Partners' capital                                                52,369           14,059           30,050
                                                                         ---------------------------------------------------
                                                                             $ 52,265         $ 14,390         $ 29,997
                                                                         ===================================================
                                                                                    -                -                -

                                                                           MeriStar Sub     MeriStar Sub     MeriStar Sub
                                                                             2B, LLC          3A, LLC          4A, L.P.
   Assets
              Investment in hotel properties                                  $ 9,563          $ 8,489         $ 11,726
              Accumulated depreciation                                         (1,261)            (953)          (1,112)
                                                                         ----------------------------------------------------
                                                                                8,302            7,536           10,614

              Cash and cash equivalents                                             -                -                -
              Accounts receivable, net                                              -              (35)              (4)
              Prepaid expenses and other                                            -                -                -
              Note receivable                                                       -                -                -
              Due from MeriStar Hotels & Resorts                                  389              533               (2)
              Due from subsidiaries                                              (779)             859            3,077
              Investments in affiliates                                             -                -                -
              Restricted cash                                                       -                -                -
              Intangible assets, net                                                1                7                -
                                                                         ----------------------------------------------------
                                                                              $ 7,913          $ 8,900         $ 13,685
                                                                         ====================================================

Liabilities and Partners' capital
              Accounts payable, accrued expenses and other liabilities              2              158              303
              Accrued interest                                                      -                -                -
              Income taxes payable                                                  -                -                -
              Distributions payable                                                 -                -                -
              Deferred income taxes                                                 -                -                -
              Interest rate swaps                                                   -                -                -
              Notes payable to MeriStar                                             -                -                -
              Long-term debt                                                    5,149                -                -
                                                                         ----------------------------------------------------
Total liabilities                                                               5,151              158              303
                                                                         ----------------------------------------------------

              Minority interests                                                    -                -                -
              Redeemable OP units at redemption value                               -                -                -
              Partners' capital                                                 2,762            8,742           13,382
                                                                         ----------------------------------------------------
                                                                              $ 7,913          $ 8,900         $ 13,685
                                                                         ====================================================

                                                                           MeriStar Sub      MeriStar Sub    MeriStar Sub
                                                                             4D, LLC           2A, LLC         6L, LLC
   Assets
              Investment in hotel properties                                  $ 8,194          $ 8,509         $ 29,319
              Accumulated depreciation                                           (885)            (890)          (1,583)
                                                                         ----------------------------------------------------
                                                                                7,309            7,619           27,736

              Cash and cash equivalents                                             -                -                -
              Accounts receivable, net                                             (7)               -              (23)
              Prepaid expenses and other                                            -               (1)              (5)
              Note receivable                                                       -                -                -
              Due from MeriStar Hotels & Resorts                                 (209)            (154)               -
              Due from subsidiaries                                               235             (122)           2,273
              Investments in affiliates                                             -                -                -
              Restricted cash                                                       -                -                -
              Intangible assets, net                                               30               31                -
                                                                         ----------------------------------------------------
                                                                              $ 7,358          $ 7,373         $ 29,981
                                                                         ====================================================

Liabilities and Partners' capital
              Accounts payable, accrued expenses and other liabilities             22                4              145
              Accrued interest                                                      -                -                -
              Income taxes payable                                                  -                -                -
              Distributions payable                                                 -                -                -
              Deferred income taxes                                                 -                -                -
              Interest rate swaps                                                   -                -                -
              Notes payable to MeriStar                                             -                -                -
              Long-term debt                                                        -            8,399                -
                                                                         ----------------------------------------------------
Total liabilities                                                                  22            8,403              145
                                                                         ----------------------------------------------------

              Minority interests                                                    -                -                -
              Redeemable OP units at redemption value                               -                -                -
              Partners' capital                                                 7,336           (1,030)          29,836
                                                                         ----------------------------------------------------
                                                                              $ 7,358          $ 7,373         $ 29,981
                                                                         ====================================================

                                                                          MDV Limited     MeriStar Sub     MeriStar Sub
                                                                          Partnership       5C, LLC          6J, LLC
   Assets
              Investment in hotel properties                                $ 3,740         $ 13,427         $ 18,679
              Accumulated depreciation                                         (287)          (1,632)          (1,975)
                                                                        --------------------------------------------------
                                                                              3,453           11,795           16,704

              Cash and cash equivalents                                           -                -                -
              Accounts receivable, net                                           26              (16)              19
              Prepaid expenses and other                                          4               13               (6)
              Note receivable                                                     -                -                -
              Due from MeriStar Hotels & Resorts                                  -           (2,487)          (2,152)
              Due from subsidiaries                                           1,323            1,560            4,488
              Investments in affiliates                                           -                -                -
              Restricted cash                                                     -                -                -
              Intangible assets, net                                              9                -               71
                                                                        --------------------------------------------------
                                                                            $ 4,815         $ 10,865         $ 19,124
                                                                        ==================================================

Liabilities and Partners' capital
              Accounts payable, accrued expenses and other liabilities           84              857                1
              Accrued interest                                                    -                -                -
              Income taxes payable                                                -                -                -
              Distributions payable                                               -                -                -
              Deferred income taxes                                               -                -                -
              Interest rate swaps                                                 -                -                -
              Notes payable to MeriStar                                           -                -                -
              Long-term debt                                                      -                -                -
                                                                        --------------------------------------------------
Total liabilities                                                                84              857                1
                                                                        --------------------------------------------------

              Minority interests                                                  -                -                -
              Redeemable OP units at redemption value                             -                -                -
              Partners' capital                                               4,731           10,008           19,123
                                                                        --------------------------------------------------
                                                                            $ 4,815         $ 10,865         $ 19,124
                                                                        ==================================================

                                                                           MeriStar Sub     MeriStar Sub      MeriStar Sub
                                                                             1D, LLC          7B, L.P.          7D, LLC
   Assets
              Investment in hotel properties                                 $ 66,920         $ 25,116         $ 50,851
              Accumulated depreciation                                         (5,375)          (1,388)          (4,977)
                                                                        ------------------------------------------------
                                                                               61,545           23,728           45,874

              Cash and cash equivalents                                             -                -                -
              Accounts receivable, net                                             30              (13)           1,653
              Prepaid expenses and other                                          (20)               -                -
              Note receivable                                                       -                -                -
              Due from MeriStar Hotels & Resorts                                  913               (1)           5,054
              Due from subsidiaries                                             8,335           (5,164)           9,280
              Investments in affiliates                                             -                -                -
              Restricted cash                                                       -                -                -
              Intangible assets, net                                               99                -              477
                                                                        ------------------------------------------------
                                                                             $ 70,902         $ 18,550         $ 62,338
                                                                        ================================================

Liabilities and Partners' capital
              Accounts payable, accrued expenses and other liabilities            546              963            4,088
              Accrued interest                                                      -                -                -
              Income taxes payable                                                  -                -                -
              Distributions payable                                                 -                -                -
              Deferred income taxes                                                 -                -                -
              Interest rate swaps                                                   -                -                -
              Notes payable to MeriStar                                             -                -                -
              Long-term debt                                                        -                -                -
                                                                        ------------------------------------------------
Total liabilities                                                                 546              963            4,088
                                                                        ------------------------------------------------

              Minority interests                                                    -                -                -
              Redeemable OP units at redemption value                               -                -                -
              Partners' capital                                                70,356           17,587           58,250
                                                                        ------------------------------------------------
                                                                             $ 70,902         $ 18,550         $ 62,338
                                                                        ================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2000
(in thousands of dollars)


                                                       MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub
                                                         7G, LLC      6B, LLC      4I, L.P.     5D, LLC      5H, LLC      7H, LLC
Assets
               Investment in hotel properties          $ 16,133      $ 10,463     $ 23,560     $ 41,401      $ 51,816   $ 12,432
               Accumulated depreciation                  (2,693)         (847)      (2,822)      (3,782)       (4,066)    (3,364)
                                                       -----------------------------------------------------------------------------
                                                         13,440         9,616       20,738       37,619        47,750      9,068

               Cash and cash equivalents                      -             -            -            -             -          -
               Accounts receivable, net                       -             -            -          (24)            -        (39)
               Prepaid expenses and other                    (4)           (1)          (7)         (53)            -          -
               Note receivable                                -             -            -            -             -          -
               Due from MeriStar Hotels & Resorts        (1,582)          513         (861)      (2,815)          444      1,961
               Due from subsidiaries                      1,393           258        2,871       (1,880)        3,726      2,623
               Investments in affiliates                      -             -            -       51,368             -          -
               Restricted cash                                -             -            -            -             -          -
               Intangible assets, net                        71            16            -           25             -          -
                                                       -----------------------------------------------------------------------------
                                                       $ 13,318      $ 10,402     $ 22,741     $ 84,240      $ 51,920   $ 13,613
                                                       =============================================================================

 Liabilities and Partners' capital

               Accounts payable, accrued
               expenses and other liabilities               203          (102)         292          (93)          171        458
               Accrued interest                               -             -            -            -             -          -
               Income taxes payable                           -             -            -            -             -          -
               Distributions payable                          -             -            -            -             -          -
               Deferred income taxes                          -             -            -            -             -          -
               Interest rate swaps                            -             -            -            -             -          -
               Notes payable to MeriStar                      -             -            -            -             -          -
               Long-term debt                                 -             -            -       24,253             -          -
                                                       -----------------------------------------------------------------------------
 Total liabilities                                          203          (102)         292       24,160           171        458
                                                       -----------------------------------------------------------------------------

               Minority interests                             -             -            -            -             -          -
               Redeemable OP units at redemption value        -             -            -            -             -          -
               Partners' capital                         13,115        10,504       22,449       60,080        51,749     13,155
                                                       -----------------------------------------------------------------------------
                                                       $ 13,318      $ 10,402     $ 22,741     $ 84,240      $ 51,920   $ 13,613
                                                       =============================================================================


                                                       AGH PSS I,  MeriStar Sub MeriStar Sub MeriStar Sub  MeriStar Sub MeriStar Sub
                                                         Inc.        2D, LLC      4F, L.P.     5K, LLC       5M, LLC      1E, L.P.
Assets
               Investment in hotel properties          $ 21,376     $ 16,017     $ 31,250      $ 26,416      $ 21,688    $ 10,170
               Accumulated depreciation                  (2,881)      (1,595)      (2,551)       (1,547)         (989)     (1,059)
                                                       -----------------------------------------------------------------------------
                                                         18,495       14,422       28,699        24,869        20,699       9,111

               Cash and cash equivalents                      -            -            -             -             -           -
               Accounts receivable, net                    (908)           -           (4)            -             -          35
               Prepaid expenses and other                   (10)           -            -             -             -           -
               Note receivable                                -            -            -             -             -           -
               Due from MeriStar Hotels & Resorts             -        1,226       (2,102)          (24)          233         934
               Due from subsidiaries                      8,319       (1,068)       3,753            43         3,440       3,573
               Investments in affiliates                      -            -            -             -             -           -
               Restricted cash                                -            -            -             -             -           -
               Intangible assets, net                         -            2           63             -             -           -
                                                       -----------------------------------------------------------------------------
                                                       $ 25,896     $ 14,582     $ 30,409      $ 24,888      $ 24,372    $ 13,653
                                                       =============================================================================

 Liabilities and Partners' capital

               Accounts payable, accrued
               expenses and other liabilities                86          (10)         328         8,025            76          15
               Accrued interest                               -            -            -             -             -           -
               Income taxes payable                           -            -            -             -             -           -
               Distributions payable                          -            -            -             -             -           -
               Deferred income taxes                          -            -            -             -             -           -
               Interest rate swaps                            -            -            -             -             -           -
               Notes payable to MeriStar                      -            -            -             -             -           -
               Long-term debt                                 -        9,732            -             -             -           -
                                                       -----------------------------------------------------------------------------
 Total liabilities                                           86        9,722          328         8,025            76          15
                                                       -----------------------------------------------------------------------------

               Minority interests                             -            -            -             -             -           -
               Redeemable OP units at redemption value        -            -            -             -             -           -
               Partners' capital                         25,810        4,860       30,081        16,863        24,296      13,638
                                                       -----------------------------------------------------------------------------
                                                       $ 25,896     $ 14,582     $ 30,409      $ 24,888      $ 24,372    $ 13,653
                                                       =============================================================================


                                                        MeriStar Sub   MeriStar Sub      MeriStar Sub
                                                          5O, LLC       6M Company         4B, L.P.
Assets
               Investment in hotel properties          $   8,608         $ 32,500       $ 25,669
               Accumulated depreciation                     (481)          (2,426)        (3,567)
                                                       ---------------------------------------------
                                                           8,127           30,074         22,102

               Cash and cash equivalents                       -                -              -
               Accounts receivable, net                        -               72              -
               Prepaid expenses and other                      -              (49)            (6)
               Note receivable                                 -                -              -
               Due from MeriStar Hotels & Resorts             17            1,183         (2,594)
               Due from subsidiaries                       1,234            6,677          1,838
               Investments in affiliates                       -                -              -
               Restricted cash                                 -                -              -
               Intangible assets, net                          -               72             67
                                                       ---------------------------------------------
                                                       $   9,378         $ 38,029       $ 21,407
                                                       =============================================

 Liabilities and Partners' capital

               Accounts payable, accrued
               expenses and other liabilities                 29             (111)           380
               Accrued interest                                -                -              -
               Income taxes payable                            -                -              -
               Distributions payable                           -                -              -
               Deferred income taxes                           -                -              -
               Interest rate swaps                             -                -              -
               Notes payable to MeriStar                       -                -              -
               Long-term debt                                  -                -              -
                                                       ---------------------------------------------
 Total liabilities                                            29             (111)           380
                                                       ---------------------------------------------

               Minority interests                              -                -              -
               Redeemable OP units at redemption value         -                -              -
               Partners' capital                           9,349           38,140         21,027
                                                       ---------------------------------------------
                                                       $   9,378         $ 38,029       $ 21,407
                                                       =============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)


                                                                                  MeriStar Sub    MeriStar Sub    MeriStar Sub
                                                                                     6C, LLC        2C, LLC         4G, L.P.
    Assets
               Investment in hotel properties                                     $ 20,017         $ 29,338        $ 25,156
               Accumulated depreciation                                             (2,060)          (3,528)         (2,260)
                                                                                ----------------------------------------------------
                                                                                    17,957           25,810          22,896

               Cash and cash equivalents                                                 -                -               -
               Accounts receivable, net                                                 56                -              67
               Prepaid expenses and other                                               95                -               -
               Note receivable                                                           -                -               -
               Due from MeriStar Hotels & Resorts                                   (1,870)           3,278          (1,208)
               Due from subsidiaries                                                 6,986            2,756           4,656
               Investments in affiliates                                                 -                -               -
               Restricted cash                                                           -                -               -
               Intangible assets, net                                                    -                2              46
                                                                                ----------------------------------------------------
                                                                                  $ 23,224         $ 31,846        $ 26,457
                                                                                ====================================================

 Liabilities and Partners' capital

               Accounts payable, accrued expenses and other liabilities                (10)              73             325
               Accrued interest                                                          -                -               -
               Income taxes payable                                                      -                -               -
               Distributions payable                                                     -                -               -
               Deferred income taxes                                                     -                -               -
               Interest rate swaps                                                       -                -               -
               Notes payable to MeriStar                                                 -                -               -
               Long-term debt                                                            -           16,998               -
                                                                                ----------------------------------------------------
 Total liabilities                                                                     (10)          17,071             325
                                                                                ----------------------------------------------------

               Minority interests                                                        -                -               -
               Redeemable OP units at redemption value                                   -                -               -
               Partners' capital                                                    23,234           14,775          26,132
                                                                                ----------------------------------------------------
                                                                                  $ 23,224         $ 31,846        $ 26,457
                                                                                ====================================================

                                                                                 MeriStar Sub     MeriStar Sub     MeriStar Sub
    Assets                                                                         3B, LLC          5G, L.P.         5P, LLC
               Investment in hotel properties                                    $ 24,221        $ 160,806            $   -
               Accumulated depreciation                                            (2,081)         (11,846)               -
                                                                                ------------------------------------------------
                                                                                   22,140          148,960                -
               Cash and cash equivalents                                                -                -                -
               Accounts receivable, net                                                 8              383                -
               Prepaid expenses and other                                              (7)             (14)               -
               Note receivable                                                          -                -                -
               Due from MeriStar Hotels & Resorts                                     551               (1)              42
               Due from subsidiaries                                                  880           18,823              774
               Investments in affiliates                                                -                -                -
               Restricted cash                                                          -                -                -
               Intangible assets, net                                                   1                -                -
                                                                                -------------------------------------------------
                                                                                 $ 23,573        $ 168,151            $ 816
                                                                                =================================================
 Liabilities and Partners' capital

               Accounts payable, accrued expenses and other liabilities               198              729                -
               Accrued interest                                                         -                -                -
               Income taxes payable                                                     -                -                -
               Distributions payable                                                    -                -                -
               Deferred income taxes                                                    -                -                -
               Interest rate swaps                                                      -                -                -
               Notes payable to MeriStar                                                -                -                -
               Long-term debt                                                           -                -                -
                                                                                -------------------------------------------------
 Total liabilities                                                                    198              729                -
                                                                                -------------------------------------------------
               Minority interests                                                       -                -                -
               Redeemable OP units at redemption value                                  -                -                -
               Partners' capital                                                   23,375          167,422              816
                                                                                -------------------------------------------------
                                                                                 $ 23,573        $ 168,151            $ 816
                                                                                =================================================



                                                                                MeriStar Sub    MeriStar Sub   MeriStar Sub
    Assets                                                                         5J, LLC        5Q, LLC        5R, LLC
               Investment in hotel properties                                    $ 102,311         $ 14,893         $ 33,901
               Accumulated depreciation                                             (6,495)            (806)          (6,397)
                                                                                ----------------------------------------------
                                                                                    95,816           14,087           27,504
               Cash and cash equivalents                                                 -                -                -
               Accounts receivable, net                                                  -                -               11
               Prepaid expenses and other                                              483                -              (11)
               Note receivable                                                           -                -                -
               Due from MeriStar Hotels & Resorts                                      480             (514)           2,269
               Due from subsidiaries                                                 5,497            1,756            5,146
               Investments in affiliates                                                 -                -                -
               Restricted cash                                                           -                -                -
               Intangible assets, net                                                    -                -              108
                                                                                ----------------------------------------------
                                                                                 $ 102,276         $ 15,329         $ 35,027
                                                                                ==============================================
 Liabilities and Partners' capital

               Accounts payable, accrued expenses and other liabilities                950              207               13
               Accrued interest                                                          -                -                -
               Income taxes payable                                                      -                -                -
               Distributions payable                                                     -                -                -
               Deferred income taxes                                                     -                -                -
               Interest rate swaps                                                       -                -                -
               Notes payable to MeriStar                                                 -                -                -
               Long-term debt                                                            -                -           23,609
                                                                                ----------------------------------------------
 Total liabilities                                                                     950              207           23,622
                                                                                ----------------------------------------------
               Minority interests                                                        -                -                -
               Redeemable OP units at redemption value                                   -                -                -
               Partners' capital                                                   101,326           15,122           11,405
                                                                                ----------------------------------------------
                                                                                 $ 102,276         $ 15,329         $ 35,027
                                                                                ==============================================
                                                                                MeriStar Sub        MeriStar Sub      Eliminations
    Assets                                                                        8D, LLC             4J, LLC
               Investment in hotel properties                                          $ 30,183         $ 37,330      $          -
               Accumulated depreciation                                                  (2,562)          (3,325)                -
                                                                                ---------------------------------------------------
                                                                                         27,621           34,005                 -
               Cash and cash equivalents                                                      -                -                 -
               Accounts receivable, net                                                     119               44                 -
               Prepaid expenses and other                                                     1                -                 -
               Note receivable                                                                -                -           (87,887)
               Due from MeriStar Hotels & Resorts                                          (184)          (1,012)                -
               Due from subsidiaries                                                      2,676            2,456          (268,842)
               Investments in affiliates                                                      -                -        (2,687,474)
               Restricted cash                                                                -                -                 -
               Intangible assets, net                                                         -               89                 -
                                                                                ---------------------------------------------------
                                                                                       $ 30,233         $ 35,582      $ (3,044,203)
                                                                                ===================================================
 Liabilities and Partners' capital

               Accounts payable, accrued expenses and other liabilities                      (2)             407                 -
               Accrued interest                                                               -                -                 -
               Income taxes payable                                                           -                -                 -
               Distributions payable                                                          -                -                 -
               Deferred income taxes                                                          -                -                 -
               Interest rate swaps                                                            -                -                 -
               Notes payable to MeriStar                                                      -                -                 -
               Long-term debt                                                                 -                -          (356,729)
                                                                                ---------------------------------------------------
 Total liabilities                                                                           (2)             407          (356,729)
                                                                                ---------------------------------------------------
               Minority interests                                                             -                -                 -
               Redeemable OP units at redemption value                                        -                -                 -
               Partners' capital                                                         30,235           35,175        (2,687,474)
                                                                                ---------------------------------------------------
                                                                                       $ 30,233         $ 35,582      $ (3,044,203)
                                                                                ===================================================
                                                                                Total Consolidated
    Assets
               Investment in hotel properties                                       $ 3,193,730
               Accumulated depreciation                                                (287,229)
                                                                                --------------------
                                                                                      2,906,501
               Cash and cash equivalents                                                    242
               Accounts receivable, net                                                   2,833
               Prepaid expenses and other                                                 2,767
               Note receivable                                                                -
               Due from MeriStar Hotels & Resorts                                        22,221
               Due from subsidiaries                                                          -
               Investments in affiliates                                                 42,196
               Restricted cash                                                           19,918
               Intangible assets, net                                                     9,822
                                                                                ---------------------
                                                                                    $ 3,006,500
                                                                                =====================
 Liabilities and Partners' capital

               Accounts payable, accrued expenses and other liabilities                  72,197
               Accrued interest                                                          28,365
               Income taxes payable                                                         921
               Distributions payable                                                     24,581
               Deferred income taxes                                                      8,113
               Interest rate swaps                                                            -
               Notes payable to MeriStar                                                356,729
               Long-term debt                                                         1,281,590
 Total liabilities                                                              -----------------------
                                                                                      1,772,496
                                                                                -----------------------
               Minority interests                                                         2,687
               Redeemable OP units at redemption value                                   88,545
               Partners' capital                                                      1,142,772
                                                                                -----------------------
                                                                                    $ 3,006,500
                                                                                =======================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)


                                                                --------------------------------------------------------------------
                                                                 MeriStar Hospitality    Non-Guarantor    MeriStar Sub   AGH Upreit,
                                                                        OP, L.P.          Subsidiaries      7C, LLC         LLC
                                                                --------------------------------------------------------------------
 Revenue:
 Participating lease revenue                                         $    6,544           $ 189,325        $      -      $    -
    Office rental and other revenues                                      2,149               4,343               -           -
                                                                --------------------------------------------------------------------
Total revenue                                                             8,693             193,668               -           -
                                                                --------------------------------------------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                       -               1,803               -           -
Undistributed operating expenses:
       Administrative and general                                         8,823                 134               -           -
       Property taxes, insurance and other                                2,732              20,229               -           -
       Depreciation and amortization                                      4,588              50,591               -           -
                                                                --------------------------------------------------------------------
       Total operating expenses                                          16,143              72,757               -           -
                                                                --------------------------------------------------------------------

       Net operating income                                              (7,450)            120,911               -           -
                                                                --------------------------------------------------------------------

       Interest expense, net                                             86,748              26,072               -           -
       Equity in income from consolidated entities                      210,453                   -               -           -
                                                                --------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain           116,255              94,839               -           -
       Minority interests                                                    (3)                  -               -           -
                                                                --------------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                  116,258              94,839               -           -
       Income tax expense                                                 1,622                   -               -           -
                                                                --------------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                        114,636              94,839               -           -
       Gain on sale of assets, net of tax                                     -               3,439               -           -
       Extraordinary gain, net of tax effect                              3,400                   -               -           -
                                                                --------------------------------------------------------------------
       Net income (loss)                                             $  118,036            $ 98,278       $      -      $    -
                                                                ====================================================================

                                                                --------------------------------------------------------------------
                                                                 MeriStar Sub      MeriStar Sub       MeriStar Sub    MeriStar Sub
                                                                   5N, LLC            8A, LLC           8F, L.P.        8G, LLC
                                                                --------------------------------------------------------------------
 Revenue:
 Participating lease revenue                                       $ 1,081           $ 1,890           $ 3,356           $    -
    Office rental and other revenues                                     -                 -                 9                -
                                                                --------------------------------------------------------------------
Total revenue                                                        1,081             1,890             3,365                -
                                                                --------------------------------------------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                  -                 -                 -                -
Undistributed operating expenses:
       Administrative and general                                        1                 -                 -                -
       Property taxes, insurance and other                              78               167               648                -
       Depreciation and amortization                                   128               285               436                -
                                                                --------------------------------------------------------------------
       Total operating expenses                                        207               452             1,084                -
                                                                --------------------------------------------------------------------

       Net operating income                                            874             1,438             2,281                -
                                                                --------------------------------------------------------------------

       Interest expense, net                                            (4)              (13)              248                -
       Equity in income from consolidated entities                       -                 -                 -                -
                                                                --------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain          878             1,451             2,033                -
       Minority interests                                                -                 -                 -                -
                                                                --------------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                 878             1,451             2,033                -
       Income tax expense                                                -                 -                 -                -
                                                                --------------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                       878             1,451             2,033                -
       Gain on sale of assets, net of tax                                -                 -                 -                -
       Extraordinary gain, net of tax effect                             -                 -                 -                -

                                                                --------------------------------------------------------------------
       Net income (loss)                                           $   878           $ 1,451           $ 2,033           $    -
                                                                ====================================================================


                                                              ----------------------------------------------------------------------

                                                                MeriStar Sub  MeriStar Sub   MeriStar Sub  MeriStar Sub MeriStar Sub
                                                                  6H, LLC         8B, LLC        1C L.P.      8E, LLC     7F, LLC
                                                              ----------------------------------------------------------------------
 Revenue:
 Participating lease revenue                                     $ 1,480        $ 10,997         $ 1,826      $ 2,336      $ 1,425
    Office rental and other revenues                                   -               -               1           25            1
                                                              ----------------------------------------------------------------------
Total revenue                                                      1,480          10,997           1,827        2,361        1,426
                                                              ----------------------------------------------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                -               -               -            -            -
Undistributed operating expenses:
       Administrative and general                                      -               5               -            -            1
       Property taxes, insurance and other                           101           1,394             687           90          136
       Depreciation and amortization                                 423           2,305           1,009          521          460
                                                              ----------------------------------------------------------------------
       Total operating expenses                                      524           3,704           1,696          611          597
                                                              ----------------------------------------------------------------------

       Net operating income                                          956           7,293             131        1,750          829
                                                              ----------------------------------------------------------------------

       Interest expense, net                                          (2)           (106)            (12)         (57)          (9)
       Equity in income from consolidated entities                     -               -               -            -            -
                                                              ----------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain        958           7,399             143        1,807          838
       Minority interests                                              -               -               -            -            -
                                                              ----------------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain               958           7,399             143        1,807          838
       Income tax expense                                              -               -               -            -            -
                                                              ----------------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                     958           7,399             143        1,807          838
       Gain on sale of assets, net of tax                              -               -               -            -            -
       Extraordinary gain, net of tax effect                           -               -               -            -            -

                                                              ----------------------------------------------------------------------
       Net income (loss)                                         $   958        $  7,399         $   143      $ 1,807      $   838
                                                              ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)

                                                                     ---------------------------------------------------------------
                                                                      MeriStar Sub    MeriStar Sub     MeriStar Sub    MeriStar Sub
                                                                        5L, LLC         3C, LLC           5R, LLC        5A, LLC
                                                                     ---------------------------------------------------------------
Revenue:
Participating lease revenue                                             $ 1,297         $ 2,220             $ -            $ -
    Office rental and other revenues                                          -               2               -              -
                                                                     ---------------------------------------------------------------
Total revenue                                                             1,297           2,222               -              -
                                                                     ---------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                       -               -               -              -
Undistributed operating expenses:
       Administrative and general                                             1               1               -              -
       Property taxes, insurance and other                                  145             418               -              -
       Depreciation and amortization                                        119             684               -              -
                                                                     ---------------------------------------------------------------
       Total operating expenses                                             265           1,103               -              -
                                                                     ---------------------------------------------------------------

       Net operating income                                               1,032           1,119               -              -
                                                                     ---------------------------------------------------------------

       Interest expense, net                                                 (6)            (26)              -              -
       Equity in income from consolidated entities                            -               -               -              -
                                                                     ---------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain             1,038           1,145               -              -
       Minority interests                                                     -               -               -              -
                                                                     ---------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                    1,038           1,145               -              -
       Income tax expense                                                     -               -               -              -
                                                                     ---------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                          1,038           1,145               -              -
       Gain on sale of assets, net of tax                                     -               -               -              -
       Extraordinary gain, net of tax effect                                  -               -               -              -
                                                                     ---------------------------------------------------------------
       Net income (loss)                                                $ 1,038         $ 1,145             $ -            $ -
                                                                     ===============================================================

                                                                     ---------------------------------------------------------------
                                                                        MeriStar Sub  MeriStar Sub   MeriStar Sub    MeriStar Sub
                                                                          8A, LLC       6D, LLC        6E, LLC         4E, L.P.
                                                                     ---------------------------------------------------------------
Revenue:
Participating lease revenue                                                $ 916        $ 2,530         $ 6,325        $ 2,341
    Office rental and other revenues                                           1              7               1             12
                                                                     ---------------------------------------------------------------
Total revenue                                                                917          2,537           6,326          2,353
                                                                     ---------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                        -              -               -              -
Undistributed operating expenses:
       Administrative and general                                              1              1               1              2
       Property taxes, insurance and other                                   198            135             298            434
       Depreciation and amortization                                         358            441           1,633            887
                                                                     ---------------------------------------------------------------
       Total operating expenses                                              557            577           1,932          1,323
                                                                     ---------------------------------------------------------------

       Net operating income                                                  360          1,960           4,394          1,030
                                                                     ---------------------------------------------------------------

       Interest expense, net                                                 (15)           (92)            (27)           (33)
       Equity in income from consolidated entities                             -              -               -              -
                                                                     ---------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                375          2,052           4,421          1,063
       Minority interests                                                      -              -               -              -
                                                                     ---------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                       375          2,052           4,421          1,063
       Income tax expense                                                      -              -               -              -
                                                                     ---------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                             375          2,052           4,421          1,063
       Gain on sale of assets, net of tax                                      -              -               -              -
       Extraordinary gain, net of tax effect                                   -              -               -              -
                                                                     ---------------------------------------------------------------
       Net income (loss)                                                   $ 375        $ 2,052         $ 4,421        $ 1,063
                                                                     ===============================================================

                                                                     ---------------------------------------------------------------
                                                                        MeriStar Sub   MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                                          1B, LLC        5F, L.P.        6G, LLC        8C, LLC
                                                                     ---------------------------------------------------------------
Revenue:
Participating lease revenue                                               $ 3,139        $ 3,240         $ 2,875         $ 3,566
    Office rental and other revenues                                            -              -               1              14
                                                                     ---------------------------------------------------------------
Total revenue                                                               3,139          3,240           2,876           3,580
                                                                     ---------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                         -              -               -               -
Undistributed operating expenses:
       Administrative and general                                               -              -               1               1
       Property taxes, insurance and other                                    191            276             316             407
       Depreciation and amortization                                          588          1,048             739           1,205
                                                                     ---------------------------------------------------------------
       Total operating expenses                                               779          1,324           1,056           1,613
                                                                     ---------------------------------------------------------------

       Net operating income                                                 2,360          1,916           1,820           1,967
                                                                     ---------------------------------------------------------------

       Interest expense, net                                                  (87)           (10)           (109)           (125)
       Equity in income from consolidated entities                              -              -               -               -
                                                                     ---------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain               2,447          1,926           1,929           2,092
       Minority interests                                                       -              -               -               -
                                                                     ---------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                      2,447          1,926           1,929           2,092
       Income tax expense                                                       -              -               -               -
                                                                     ---------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                            2,447          1,926           1,929           2,092
       Gain on sale of assets, net of tax                                       -              -               -               -
       Extraordinary gain, net of tax effect                                    -              -               -               -
                                                                     ---------------------------------------------------------------
       Net income (loss)                                                  $ 2,447        $ 1,926         $ 1,929         $ 2,092
                                                                     ===============================================================

                                                                     -------------------------------------
                                                                          MeriStar Sub       MeriStar Sub
                                                                            4C, L.P.           4H, L.P.
                                                                     -------------------------------------
Revenue:
Participating lease revenue                                                  $ 1,291            $ 700
    Office rental and other revenues                                               2                -
                                                                     -------------------------------------
Total revenue                                                                  1,293              700
                                                                     -------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                            -                -
Undistributed operating expenses:
       Administrative and general                                                 10                1
       Property taxes, insurance and other                                       431              184
       Depreciation and amortization                                             703              475
                                                                     -------------------------------------
       Total operating expenses                                                1,144              660
                                                                     -------------------------------------

       Net operating income                                                      149               40
                                                                     -------------------------------------

       Interest expense, net                                                     (35)             (57)
       Equity in income from consolidated entities                                 -                -
                                                                     -------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                    184               97
       Minority interests                                                          -                -
                                                                     -------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                           184               97
       Income tax expense                                                          -                -
                                                                     -------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                                 184               97
       Gain on sale of assets, net of tax                                          -                -
       Extraordinary gain, net of tax effect                                       -                -
                                                                     -------------------------------------
       Net income (loss)                                                       $ 184             $ 97
                                                                     =====================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)

                                                                   -----------------------------------------------------------------
                                                                         MeriStar Sub   MeriStar Sub   MeriStar Sub    MeriStar Sub
                                                                           7E, LLC        3D, LLC        1A, LLC         5E, LLC
                                                                   -----------------------------------------------------------------
Revenue:
Participating lease revenue                                                $ 2,245        $ 2,329        $ 2,511         $ 5,749
   Office rental and other revenues                                              -              8              -               1
                                                                   -----------------------------------------------------------------
Total revenue                                                                2,245          2,337          2,511           5,750
                                                                   -----------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                          -              -              -               -
Undistributed operating expenses:
       Administrative and general                                                1              -              1              17
       Property taxes, insurance and other                                     144            357            293             514
       Depreciation and amortization                                           597            905            466           1,645
                                                                   -----------------------------------------------------------------
       Total operating expenses                                                742          1,262            760           2,176
                                                                   -----------------------------------------------------------------

       Net operating income                                                  1,503          1,075          1,751           3,574
                                                                   -----------------------------------------------------------------

       Interest expense, net                                                   (18)          (109)           (24)           (357)
       Equity in income from consolidated entities                               -              -              -               -
                                                                   -----------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                1,521          1,184          1,775           3,931
       Minority interests                                                        -              -              -               -
                                                                   -----------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                       1,521          1,184          1,775           3,931
       Income tax expense                                                        -              -              -               -
                                                                   -----------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                             1,521          1,184          1,775           3,931
       Gain on sale of assets, net of tax                                        -              -              -               -
       Extraordinary gain, net of tax effect                                     -              -              -               -
                                                                   -----------------------------------------------------------------
       Net income (loss)                                                   $ 1,521        $ 1,184        $ 1,775         $ 3,931
                                                                   =================================================================

                                                                   -----------------------------------------------------------------
                                                                       MeriStar Sub      MeriStar Sub     MeriStar Sub  MeriStar Sub
                                                                    7A Joint Venture       6K, LLC          2B, LLC       3A, LLC
                                                                   -----------------------------------------------------------------
Revenue:
Participating lease revenue                                               $ 1,443          $ 3,955           $ 934        $ 1,008
   Office rental and other revenues                                             -                -               -              2
                                                                   -----------------------------------------------------------------
Total revenue                                                               1,443            3,955             934          1,010
                                                                   -----------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                         -                -               -              -
Undistributed operating expenses:
       Administrative and general                                               -                2               5              -
       Property taxes, insurance and other                                    156              260             148            126
       Depreciation and amortization                                          401              740             400            328
                                                                   -----------------------------------------------------------------
       Total operating expenses                                               557            1,002             553            454
                                                                   -----------------------------------------------------------------

       Net operating income                                                   886            2,953             381            556
                                                                   -----------------------------------------------------------------

       Interest expense, net                                                   (5)             (14)            389            (18)
       Equity in income from consolidated entities                              -                -               -              -
                                                                   -----------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                 891            2,967              (8)           574
       Minority interests                                                       -                -               -              -
                                                                   -----------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                        891            2,967              (8)           574
       Income tax expense                                                       -                -               -              -
                                                                   -----------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                              891            2,967              (8)           574
       Gain on sale of assets, net of tax                                       -                -               -              -
       Extraordinary gain, net of tax effect                                    -                -               -              -
                                                                   -----------------------------------------------------------------
       Net income (loss)                                                    $ 891          $ 2,967            $ (8)         $ 574
                                                                   =================================================================

                                                                   -----------------------------------------------------------------
                                                                       MeriStar Sub      MeriStar Sub   MeriStar Sub    MeriStar Sub
                                                                         4A, L.P.          4D, LLC        2A, LLC         6L, LLC
                                                                   -----------------------------------------------------------------
Revenue:
Participating lease revenue                                                $ 1,590          $ 723           $ 950         $ 2,208
   Office rental and other revenues                                              1              1               -               -
                                                                   -----------------------------------------------------------------
Total revenue                                                                1,591            724             950           2,208
                                                                   -----------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                          -              -               -               -
Undistributed operating expenses:
       Administrative and general                                                1              1               6               -
       Property taxes, insurance and other                                     223            165             119             182
       Depreciation and amortization                                             -            284             319             657
                                                                   -----------------------------------------------------------------
       Total operating expenses                                                224            450             444             839
                                                                   -----------------------------------------------------------------

       Net operating income                                                  1,367            274             506           1,369
                                                                   -----------------------------------------------------------------

       Interest expense, net                                                   (28)           (54)            718            (294)
       Equity in income from consolidated entities                               -              -               -               -
                                                                   -----------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                1,395            328            (212)          1,663
       Minority interests                                                        -              -               -               -
                                                                   -----------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                       1,395            328            (212)          1,663
       Income tax expense                                                        -              -               -               -
                                                                   -----------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                             1,395            328            (212)          1,663
       Gain on sale of assets, net of tax                                        -              -               -               -
       Extraordinary gain, net of tax effect                                     -              -               -               -
                                                                   -----------------------------------------------------------------
       Net income (loss)                                                   $ 1,395          $ 328          $ (212)        $ 1,663
                                                                   =================================================================

                                                                   -----------------------------------------
                                                                         MDV Limited          MeriStar Sub
                                                                         Partnership            5C, LLC
                                                                   -----------------------------------------
Revenue:
Participating lease revenue                                                 $ 760               $ 1,516
   Office rental and other revenues                                             1                     -
                                                                   -----------------------------------------
Total revenue                                                                 761                 1,516
                                                                   -----------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                         -                     -
Undistributed operating expenses:
       Administrative and general                                               -                     1
       Property taxes, insurance and other                                     89                   234
       Depreciation and amortization                                          120                   572
                                                                   -----------------------------------------
       Total operating expenses                                               209                   807
                                                                   -----------------------------------------

       Net operating income                                                   552                   709
                                                                   -----------------------------------------

       Interest expense, net                                                   (6)                  (25)
       Equity in income from consolidated entities                              -                     -
                                                                   -----------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain                 558                   734
       Minority interests                                                       -                     -
                                                                   -----------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                        558                   734
       Income tax expense                                                       -                     -
                                                                   -----------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                              558                   734
       Gain on sale of assets, net of tax                                       -                     -
       Extraordinary gain, net of tax effect                                    -                     -
                                                                   -----------------------------------------
       Net income (loss)                                                    $ 558                 $ 734
                                                                   =========================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)

                                                                 -------------------------------------------------------------------
                                                                   MeriStar Sub       MeriStar Sub     MeriStar Sub    MeriStar Sub
                                                                      6J, LLC            1D, LLC          7B, L.P.        7D, LLC
                                                                 -------------------------------------------------------------------
Revenue:
Participating lease revenue                                          $ 2,620           $ 7,848          $ 1,964       $ 8,203
   Office rental and other revenues                                        1               302                1         1,433
                                                                 -------------------------------------------------------------------
Total revenue                                                          2,621             8,150            1,965         9,636
                                                                 -------------------------------------------------------------------

Hotel operating expenses by department:
   Office rental, parking and other operating expenses                     -               178                -           412
Undistributed operating expenses:
      Administrative and general                                           1                40                5           251
      Property taxes, insurance and other                                144             1,175              667         2,516
      Depreciation and amortization                                      596             1,993              853         1,565
                                                                 -------------------------------------------------------------------
      Total operating expenses                                           741             3,386            1,525         4,744
                                                                 -------------------------------------------------------------------

      Net operating income                                             1,880             4,764              440         4,892
                                                                 -------------------------------------------------------------------

      Interest expense, net                                              (41)             (220)            (102)         (105)
      Equity in income from consolidated entities                          -                 -                -             -
                                                                 -------------------------------------------------------------------
      Income (loss) before minority interests, income
       taxes, gain on sale of assets and extraordinary gain            1,921             4,984              542         4,997
      Minority interests                                                   -                 -                -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before income taxes
       gain on sale of assets and extraordinary gain                   1,921             4,984              542         4,997
      Income tax expense                                                   -                 -                -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before gain on sale of assets
        and extraordinary gain                                         1,921             4,984              542         4,997
      Gain on sale of assets, net of tax                                   -                 -                -             -
      Extraordinary gain, net of tax effect                                -                 -                -             -
                                                                 -------------------------------------------------------------------
      Net income (loss)                                              $ 1,921           $ 4,984          $   542       $ 4,997
                                                                 ===================================================================



                                                                 -------------------------------------------------------------------
                                                                   MeriStar Sub      MeriStar Sub     MeriStar Sub  MeriStar Sub
                                                                     7G, LLC          6B, LLC           4I, L.P.     5D, LLC
                                                                 -------------------------------------------------------------------
Revenue:
Participating lease revenue                                          $ 1,424           $ 1,420          $ 1,668      $  2,143
   Office rental and other revenues                                        -                 -                1             1
                                                                 -------------------------------------------------------------------
Total revenue                                                          1,424             1,420            1,669         2,144
                                                                 -------------------------------------------------------------------

Hotel operating expenses by department:
   Office rental, parking and other operating expenses                     -                 -                -             -
Undistributed operating expenses:
      Administrative and general                                           1                 -                1            18
      Property taxes, insurance and other                                188               302              297           180
      Depreciation and amortization                                      722               417              847         1,187
                                                                 -------------------------------------------------------------------
      Total operating expenses                                           911               719            1,145         1,385
                                                                 -------------------------------------------------------------------

      Net operating income                                               513               701              524           759
                                                                 -------------------------------------------------------------------

      Interest expense, net                                              (85)              (37)             (18)        2,016
      Equity in income from consolidated entities                          -                 -                -             -
                                                                 -------------------------------------------------------------------
      Income (loss) before minority interests, income
       taxes, gain on sale of assets and extraordinary gain              598               738              542        (1,257)
      Minority interests                                                   -                 -                -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before income taxes
       gain on sale of assets and extraordinary gain                     598               738              542        (1,257)
      Income tax expense                                                   -                 -                -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before gain on sale of assets
        and extraordinary gain                                           598               738              542        (1,257)
      Gain on sale of assets, net of tax                                   -                 -                -             -
      Extraordinary gain, net of tax effect                                -                 -                -             -
                                                                 -------------------------------------------------------------------
      Net income (loss)                                              $   598           $   738          $   542      $ (1,257)
                                                                 ===================================================================



                                                                 -------------------------------------------------------------------
                                                                   MeriStar Sub      MeriStar Sub   AGH PSS I,    MeriStar Sub
                                                                      5H, LLC         7H, LLC         Inc.          2D, LLC
                                                                 -------------------------------------------------------------------
Revenue:
Participating lease revenue                                          $ 4,695           $ 1,834        $ 3,158       $ 1,358
   Office rental and other revenues                                        -                 1              3             -
                                                                 -------------------------------------------------------------------
Total revenue                                                          4,695             1,835          3,161         1,358
                                                                 --------------------------------- ---------------------------------

Hotel operating expenses by department:
   Office rental, parking and other operating expenses                     -                 -              -             -
Undistributed operating expenses:
      Administrative and general                                           -                 1              -             7
      Property taxes, insurance and other                                621               418            295           335
      Depreciation and amortization                                    1,927               698              -           476
                                                                 -------------------------------------------------------------------
      Total operating expenses                                         2,548             1,117            295           818
                                                                 -------------------------------------------------------------------

      Net operating income                                             2,147               718          2,866           540
                                                                 -------------------------------------------------------------------

      Interest expense, net                                              (52)              (28)            (3)          816
      Equity in income from consolidated entities                          -                 -              -             -
                                                                 -------------------------------------------------------------------
      Income (loss) before minority interests, income
       taxes, gain on sale of assets and extraordinary gain            2,199               746          2,869          (276)
      Minority interests                                                   -                 -              -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before income taxes
       gain on sale of assets and extraordinary gain                   2,199               746          2,869          (276)
      Income tax expense                                                   -                 -              -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before gain on sale of assets
        and extraordinary gain                                         2,199               746          2,869          (276)
      Gain on sale of assets, net of tax                                   -                 -              -             -
      Extraordinary gain, net of tax effect                                -                 -              -             -
                                                                 -------------------------------------------------------------------
      Net income (loss)                                              $ 2,199          $    746        $ 2,869       $  (276)
                                                                 ===================================================================



                                                                   ----------------------------------
                                                                   MeriStar Sub     MeriStar Sub
                                                                     4F, L.P.         5K, LLC
                                                                   ----------------------------------
Revenue:
Participating lease revenue                                          $ 3,233             $ 2,703
   Office rental and other revenue                                        35                   -
                                                                   ----------------------------------
Total revenue                                                          3,268               2,703
                                                                   ----------------------------------
Hotel operating expenses by department
   Office rental, parking and other operating expenses                     -                   -
Undistributed operating expenses:
      Administrative and general                                           2                   2
      Property taxes, insurance and other                                327                 697
      Depreciation and amortization                                    1,007                 959
                                                                   ----------------------------------
      Total operating expenses                                         1,336               1,658
                                                                   ----------------------------------

      Net operating income                                             1,932               1,045
                                                                   ----------------------------------


      Interest expense, net                                             (112)                (82)
      Equity in income from consolidated entity                            -                   -
                                                                   ----------------------------------
      Income (loss) before minor
       taxes, gain on sale of assets and extraordinary gain            2,044               1,127
      Minority interests                                                   -                   -
                                                                   ----------------------------------


      Income (loss) before income
       gain on sale of assets and extraordinary                        2,044               1,127
      Income tax expense                                                   -                   -
                                                                   ----------------------------------


      Income (loss) before gain
        and extraordinary gain                                         2,044               1,127
      Gain on sale of assets, net of tax                                   -                   -
      Extraordinary gain, net of                                           -                   -
                                                                   ----------------------------------
      Net income (loss)                                              $ 2,044             $ 1,127
                                                                   ==================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 2000
(in thousands of dollars)

                                                                 -------------------------------------------------------------------
                                                                    MeriStar Sub  MeriStar Sub   MeriStar Sub     MeriStar Sub
                                                                       5M, LLC      1E, L.P.        5O, LLC        6M Company
                                                                 -------------------------------------------------------------------
Revenue:
Participating lease revenue                                            $ 2,338       $ 1,898         $ 838       $ 5,411
   Office rental and other revenues                                          -             1             -             1
                                                                 -------------------------------------------------------------------
Total revenue                                                            2,338         1,899           838         5,412
                                                                 -------------------------------------------------------------------

Hotel operating expenses by department:
   Office rental, parking and other operating expenses                       -             -             -             -
Undistributed operating expenses:
      Administrative and general                                             1             1             1             -
      Property taxes, insurance and other                                  267           117            98           269
      Depreciation and amortization                                        441           285           216           989
                                                                 -------------------------------------------------------------------
      Total operating expenses                                             709           403           315         1,258
                                                                 -------------------------------------------------------------------

      Net operating income                                               1,629         1,496           523         4,154
                                                                 -------------------------------------------------------------------

      Interest expense, net                                                (23)          (27)           (5)         (292)
      Equity in income from consolidated entities                            -             -             -             -
                                                                 -------------------------------------------------------------------
      Income (loss) before minority interests, income
        taxes, gain on sale of assets and extraordinary gain             1,652         1,523           528         4,446
      Minority interests                                                     -             -             -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before income taxes
        gain on sale of assets and extraordinary gain                    1,652         1,523           528         4,446
      Income tax expense                                                     -             -             -             -
                                                                 -------------------------------------------------------------------

      Income (loss) before gain on sale of assets
         and extraordinary gain                                          1,652         1,523           528         4,446
      Gain on sale of assets, net of tax                                     -             -             -             -
      Extraordinary gain, net of tax effect                                  -             -             -             -
                                                                 -------------------------------------------------------------------
      Net income (loss)                                                $ 1,652       $ 1,523         $ 528       $ 4,446
                                                                 ===================================================================



                                                                 -------------------------------------------------------------------
                                                                   MeriStar Sub   MeriStar Sub    MeriStar Sub     MeriStar Sub
                                                                     4B, L.P.        6C, LLC         2C, LLC          4G, L.P.
                                                                 -------------------------------------------------------------------
 Revenue:
 Participating lease revenue                                         $ 1,813          $ 3,682       $ 3,202          $ 3,357
    Office rental and other revenues                                       -               14            77               (2)
                                                                 -------------------------------------------------------------------
Total revenue                                                          1,813            3,696         3,279            3,355
                                                                 -------------------------------------------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                    -                -             -                -
Undistributed operating expenses:
       Administrative and general                                          1                1             6                1
       Property taxes, insurance and other                               318              211           351              355
       Depreciation and amortization                                   1,077              723         1,040              835
                                                                 -------------------------------------------------------------------
       Total operating expenses                                        1,396              935         1,397            1,191
                                                                 -------------------------------------------------------------------

       Net operating income                                              417            2,761         1,882            2,164
                                                                 -------------------------------------------------------------------

       Interest expense, net                                             (71)            (137)        1,447              (46)
       Equity in income from consolidated entities                         -                -             -                -
                                                                 -------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain            488            2,898           435            2,210
       Minority interests                                                  -                -             -                -
                                                                 -------------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                   488            2,898           435            2,210
       Income tax expense                                                  -                -             -                -
                                                                 -------------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                         488            2,898           435            2,210
       Gain on sale of assets, net of tax                                  -                -             -                -
       Extraordinary gain, net of tax effect                               -                -             -                -
                                                                 -------------------------------------------------------------------
       Net income (loss)                                             $   488          $ 2,898       $   435          $ 2,210
                                                                 ===================================================================


                                                                 -------------------------------------------------------------------
                                                                  MeriStar Sub     MeriStar Sub    MeriStar Sub  MeriStar Sub
                                                                     3B, LLC         5G, L.P.        5P, LLC         5J, LLC
                                                                 -------------------------------------------------------------------
 Revenue:
 Participating lease revenue                                        $ 2,290         $ 14,980         $ 816         $ 12,441
    Office rental and other revenues                                     12               59             -               75
                                                                 -------------------------------------------------------------------
Total revenue                                                         2,302           15,039           816           12,516
                                                                 -------------------------------------------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                   -                -             -                -
Undistributed operating expenses:
       Administrative and general                                         1                -             -                2
       Property taxes, insurance and other                              300            1,372             -            1,341
       Depreciation and amortization                                    835            6,157             -            3,287
                                                                 -------------------------------------------------------------------
       Total operating expenses                                       1,136            7,529             -            4,630
                                                                 -------------------------------------------------------------------

       Net operating income                                           1,166            7,510           816            7,886
                                                                 -------------------------------------------------------------------

       Interest expense, net                                            (53)            (114)            -             (122)
       Equity in income from consolidated entities                        -                -             -                -
                                                                 -------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain         1,219            7,624           816            8,008
       Minority interests                                                 -                -             -                -
                                                                 -------------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                1,219            7,624           816            8,008
       Income tax expense                                                 -                -             -                -
                                                                 -------------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                      1,219            7,624           816            8,008
       Gain on sale of assets, net of tax                                 -                -             -                -
       Extraordinary gain, net of tax effect                              -                -             -                -
                                                                 -------------------------------------------------------------------
       Net income (loss)                                            $ 1,219          $ 7,624         $ 816          $ 8,008
                                                                 ===================================================================


                                                                 ------------------------------
                                                                  MeriStar Sub    MeriStar Sub
                                                                    5Q, LLC         5R, LLC
                                                                 ------------------------------
 Revenue:
 Participating lease revenue                                         $ 2,285        $ 6,639
    Office rental and other revenues                                       -            108
                                                                 ------------------------------
Total revenue                                                          2,285          6,747
                                                                 ------------------------------

Hotel operating expenses by department:

    Office rental, parking and other operating expenses                    -              -
Undistributed operating expenses:
       Administrative and general                                          1              -
       Property taxes, insurance and other                               173            588
       Depreciation and amortization                                     406          1,667
                                                                 ------------------------------
       Total operating expenses                                          580          2,255
                                                                 ------------------------------

       Net operating income                                            1,705          4,492
                                                                 ------------------------------

       Interest expense, net                                             (76)         2,819
       Equity in income from consolidated entities                         -              -
                                                                 ------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain          1,781          1,673
       Minority interests                                                  -              -
                                                                 ------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                 1,781          1,673
       Income tax expense                                                  -              -
                                                                 ------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                       1,781          1,673
       Gain on sale of assets, net of tax                                  -              -
       Extraordinary gain, net of tax effect                               -              -
                                                                 ------------------------------
       Net income (loss)                                             $ 1,781        $ 1,673
                                                                 ==============================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 2000
(in thousands of dollars)

                                                                 ----------------------------------------------------------------
                                                                     MeriStar Sub     MeriStar Sub                      Total
                                                                        8D, LLC         4J, LLC       Eliminations   Consolidated
                                                                 ----------------------------------------------------------------
 Revenue:
 Participating lease revenue                                         $     4,018       $    2,829     $         -      $  391,729
    Office rental and other revenues                                           -              251               -           8,956
                                                                 ----------------------------------------------------------------
Total revenue                                                              4,018            3,080               -         400,685
                                                                 ----------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating expenses                        -              338               -           2,731
Undistributed operating expenses:                                                                                               -
       Administrative and general                                              1               80               -           9,445
       Property taxes, insurance and other                                   271              583               -          47,481
       Depreciation and amortization                                       1,186            1,237               -         110,688
                                                                 ----------------------------------------------------------------
       Total operating expenses                                            1,458            2,238               -         170,345
                                                                 ----------------------------------------------------------------

       Net operating income                                                2,560              842               -         230,340
                                                                 ----------------------------------------------------------------

       Interest expense, net                                                 (28)             (93)              -         117,524
       Equity in income from consolidated entities                             -                -        (210,453)              -
                                                                 ----------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, gain on sale of assets and extraordinary gain              2,588              935        (210,453)        112,816
       Minority interests                                                      -                -               -              (3)
                                                                 ----------------------------------------------------------------

       Income (loss) before income taxes
         gain on sale of assets and extraordinary gain                     2,588              935        (210,453)        112,819
       Income tax expense                                                      -                -               -           1,622
                                                                 ----------------------------------------------------------------

       Income (loss) before gain on sale of assets
          and extraordinary gain                                           2,588              935        (210,453)        111,197
       Gain on sale of assets, net of tax                                      -                -               -           3,439
       Extraordinary gain, net of tax effect                                   -                -               -           3,400
                                                                 ----------------------------------------------------------------
       Net income (loss)                                             $     2,588       $      935     $  (210,453)     $  118,036
                                                                 ================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2000
(in thousands of dollars)

                                                                                   -------------------------------------------------
                                                                                          MerStar           Non-
                                                                                        Hospitality       Guarantor     MeriStar Sub
                                                                                          OP, L.P.      Subsidiaries      7C, LLC
                                                                                   -------------------------------------------------
    Net Income (loss)                                                                     118,036           98,278           -
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                         4,588           50,591           -
      (Gain) loss on assets sold, before tax effect                                             -           (3,495)          -
      Extraordinary (gain) loss on early extinguishment of debt before tax effect          (3,450)               -           -
      Equity in earnings of affiliates                                                   (210,453)               -           -
      Minority interests                                                                       (3)               -           -
      Amortization of unearned stock based compensation                                     3,070                -           -
      Deferred income taxes                                                                   636                -           -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                              (94)          (1,263)          -
        Prepaid expenses and other                                                          3,313              724           -
        Accounts payable, accrued expenses and other liabilities                           (3,272)           1,524           -
        Due from subsidiaries                                                             233,993         (104,876)          -
        Due from MeriStar Hotels                                                           (8,453)          (1,141)          -
        Income taxes payable                                                                  191                -           -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) operating activities                               138,102           40,342           -
                                                                                   -------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                    (6,537)         (40,799)          -
    Proceeds from disposition of assets                                                         -           24,148           -
    Investments in and advances to affiliates, net                                         (2,704)             215           -
    Note receivable                                                                        57,110                -           -
    Change in restricted cash                                                              (1,609)          (1,370)          -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) investing activities                                46,260          (17,806)          -
                                                                                   -------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                               (1,590)             (25)          -
    Proceeds from mortgages and notes payable                                             179,388                -           -
    Principal payments on mortgages and notes payable                                    (189,388)          (8,149)          -
    Repayments to MeriStar Hospitality on borrowing                                             -          (14,362)          -
    Repurchase of units                                                                   (73,638)               -           -
    Contributions from partners                                                             1,356                -           -
    Distributions to stockholders                                                        (102,861)               -           -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) financing activities                              (186,733)         (22,536)          -
                                                                                   -------------------------------------------------

Effect of exchange rate changes on cash                                                        64                -           -
                                                                                   -------------------------------------------------

Net change in cash                                                                         (2,307)               -           -

Cash and cash equivalents, beginning of period                                              2,549                -           -
                                                                                   -------------------------------------------------

Cash and cash equivalents, end of period                                                      242                -           -
                                                                                   =================================================

                                                                                   -------------------------------------------------

                                                                                         AGH Upreit,   MeriStar Sub   MeriStar Sub
                                                                                            LLC          5N, LLC       8A, LLC
                                                                                   -------------------------------------------------
    Net Income (loss)                                                                        -              878            1,451
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                          -              128              285
      (Gain) loss on assets sold, before tax effect                                          -                -                -
      Extraordinary (gain) loss on early extinguishment of debt before tax effect            -                -                -
      Equity in earnings of affiliates                                                       -                -                -
      Minority interests                                                                     -                -                -
      Amortization of unearned stock based compensation                                      -                -                -
      Deferred income taxes                                                                  -                -                -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                             -                -               57
        Prepaid expenses and other                                                           -               (5)               -
        Accounts payable, accrued expenses and other liabilities                             -               21               17
        Due from subsidiaries                                                                -             (979)          (1,697)
        Due from MeriStar Hotels                                                             -                3                -
        Income taxes payable                                                                 -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) operating activities                                  -               46              113
                                                                                   -------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                      -              (46)            (113)
    Proceeds from disposition of assets                                                      -                -                -
    Investments in and advances to affiliates, net                                           -                -                -
    Note receivable                                                                          -                -                -
    Change in restricted cash                                                                -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) investing activities                                  -              (46)            (113)
                                                                                   -------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                 -                -                -
    Proceeds from mortgages and notes payable                                                -                -                -
    Principal payments on mortgages and notes payable                                        -                -                -
    Repayments to MeriStar Hospitality on borrowing                                          -                -                -
    Repurchase of units                                                                      -                -                -
    Contributions from partners                                                              -                -                -
    Distributions to stockholders                                                            -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) financing activities                                  -                -                -
                                                                                   -------------------------------------------------

Effect of exchange rate changes on cash                                                      -                -
                                                                                   -------------------------------------------------

Net change in cash                                                                           -                -                -

Cash and cash equivalents, beginning of period                                               -                -                -
                                                                                   -------------------------------------------------

Cash and cash equivalents, end of period                                                     -                -                -
                                                                                   =================================================

                                                                                   -------------------------------------------------

                                                                                       MeriStar        MeriStar Sub   MeriStar Sub
                                                                                      Sub 8F, L.P.       8G, LLC        6H, LLC
                                                                                   -------------------------------------------------
    Net Income (loss)                                                                    2,033                -              958
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                        436                -              423
      (Gain) loss on assets sold, before tax effect                                          -                -                -
      Extraordinary (gain) loss on early extinguishment of debt before tax effect            -                -                -
      Equity in earnings of affiliates                                                       -                -                -
      Minority interests                                                                     -                -                -
      Amortization of unearned stock based compensation                                      -                -                -
      Deferred income taxes                                                                  -                -                -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                            10                -                7
        Prepaid expenses and other                                                           1                -                2
        Accounts payable, accrued expenses and other liabilities                             5                -               23
        Due from subsidiaries                                                           (2,559)               -           (1,329)
        Due from MeriStar Hotels                                                             -                -              (21)
        Income taxes payable                                                                 -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) operating activities                                (74)               -               63
                                                                                   -------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                   (132)               -              (63)
    Proceeds from disposition of assets                                                      -                -                -
    Investments in and advances to affiliates, net                                           -                -                -
    Note receivable                                                                          -                -                -
    Change in restricted cash                                                              206                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) investing activities                                 74                -              (63)
                                                                                   -------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                 -                -                -
    Proceeds from mortgages and notes payable                                                -                -                -
    Principal payments on mortgages and notes payable                                        -                -                -
    Repayments to MeriStar Hospitality on borrowing                                          -                -                -
    Repurchase of units                                                                      -                -                -
    Contributions from partners                                                              -                -                -
    Distributions to stockholders                                                            -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) financing activities                                  -                -                -
                                                                                   -------------------------------------------------

Effect of exchange rate changes on cash                                                      -                -                -
                                                                                   -------------------------------------------------

Net change in cash                                                                           -                -                -

Cash and cash equivalents, beginning of period                                               -                -                -
                                                                                   -------------------------------------------------

Cash and cash equivalents, end of period                                                     -                -                -
                                                                                   =================================================

                                                                                   -------------------------------------------------
                                                                                       MeriStar Sub     MeriStar Sub    MeriStar Sub
                                                                                         8B, LLC          1C, L.P.        8E, LLC
                                                                                   -------------------------------------------------
    Net Income (loss)                                                                      7,399              143            1,807
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                        2,305            1,009              521
      (Gain) loss on assets sold, before tax effect                                            -                -                -
      Extraordinary (gain) loss on early extinguishment of debt before tax effect              -                -                -
      Equity in earnings of affiliates                                                         -                -                -
      Minority interests                                                                       -                -                -
      Amortization of unearned stock based compensation                                        -                -                -
      Deferred income taxes                                                                    -                -                -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                            (184)               4              (62)
        Prepaid expenses and other                                                            25                5                3
        Accounts payable, accrued expenses and other liabilities                          (3,626)              18              (35)
        Due from subsidiaries                                                             (5,559)            (908)          (2,024)
        Due from MeriStar Hotels                                                             359              (24)              50
        Income taxes payable                                                                   -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) operating activities                                  719              247              260
                                                                                   -------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                     (719)            (247)            (260)
    Proceeds from disposition of assets                                                        -                -                -
    Investments in and advances to affiliates, net                                             -                -                -
    Note receivable                                                                            -                -                -
    Change in restricted cash                                                                  -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) investing activities                                 (719)            (247)            (260)
                                                                                   -------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                   -                -                -
    Proceeds from mortgages and notes payable                                                  -                -                -
    Principal payments on mortgages and notes payable                                          -                -                -
    Repayments to MeriStar Hospitality on borrowing                                            -                -                -
    Repurchase of units                                                                        -                -                -
    Contributions from partners                                                                -                -                -
    Distributions to stockholders                                                              -                -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) financing activities                                    -                -                -
                                                                                   -------------------------------------------------

Effect of exchange rate changes on cash                                                        -                -                -
                                                                                   -------------------------------------------------

Net change in cash                                                                             -                -                -

Cash and cash equivalents, beginning of period                                                 -                -                -
                                                                                   -------------------------------------------------

Cash and cash equivalents, end of period                                                       -                -                -
                                                                                   =================================================

                                                                                   -------------------------------------------------
                                                                                      MeriStar Sub   MeriStar Sub    MeriStar Sub
                                                                                        7F, LLC        5L, LLC         3C, LLC
                                                                                   -------------------------------------------------
    Net Income (loss)                                                                       838          1,038            1,145
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                         460            119              684
      (Gain) loss on assets sold, before tax effect                                           -              -                -
      Extraordinary (gain) loss on early extinguishment of debt before tax effect             -              -                -
      Equity in earnings of affiliates                                                        -              -                -
      Minority interests                                                                      -              -                -
      Amortization of unearned stock based compensation                                       -              -                -
      Deferred income taxes                                                                   -              -                -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                             26              -              (10)
        Prepaid expenses and other                                                            2             15                4
        Accounts payable, accrued expenses and other liabilities                              5             61                9
        Due from subsidiaries                                                            (1,166)        (1,160)          (1,526)
        Due from MeriStar Hotels                                                             (1)            22               17
        Income taxes payable                                                                  -              -                -

                                                                                   ------------------------------------------------
        Net cash provided by (used in) operating activities                                 164             95              323
                                                                                   ------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                    (164)           (95)            (323)
    Proceeds from disposition of assets                                                       -              -                -
    Investments in and advances to affiliates, net                                            -              -                -
    Note receivable                                                                           -              -                -
    Change in restricted cash                                                                 -              -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) investing activities                                (164)           (95)            (323)
                                                                                   -------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                  -              -                -
    Proceeds from mortgages and notes payable                                                 -              -                -
    Principal payments on mortgages and notes payable                                         -              -                -
    Repayments to MeriStar Hospitality on borrowing                                           -              -                -
    Repurchase of units                                                                       -              -                -
    Contributions from partners                                                               -              -                -
    Distributions to stockholders                                                             -              -                -

                                                                                   -------------------------------------------------
        Net cash provided by (used in) financing activities                                   -              -                -
                                                                                   -------------------------------------------------

Effect of exchange rate changes on cash                                                       -              -                -
                                                                                   -------------------------------------------------

Net change in cash                                                                            -              -                -

Cash and cash equivalents, beginning of period                                                -              -                -
                                                                                   -------------------------------------------------

Cash and cash equivalents, end of period                                                      -              -                -
                                                                                   =================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2000
(in thousands of dollars)

                                                             -----------------------------------------------------------------------
                                                                 MeriStar  MeriStar MeriStar MeriStar MeriStar MeriStar  MeriStar
                                                                   Sub      Sub       Sub      Sub      Sub      Sub       Sub
                                                                 5R, LLC  5A, LLC   8A, LLC  6D, LLC  6E, LLC  4E, L.P.  1B, LLC
                                                             -----------------------------------------------------------------------
Net Income (loss)                                                   -         -       375     2,052     4,421     1,063     2,447
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                     -         -       358       441     1,633       887       588
  (Gain) loss on assets sold, before tax effect                     -         -         -         -         -         -         -
  Extraordinary (gain) loss on early extinguishment of
   debt before tax effect                                           -         -         -         -         -         -         -
  Equity in earnings of affiliates                                  -         -         -         -         -         -         -
  Minority interests                                                -         -         -         -         -         -         -
  Amortization of unearned stock based compensation                 -         -         -         -         -         -         -
  Deferred income taxes                                             -         -         -         -         -         -         -
  Changes in operating assets and liabilities:
    Accounts receivable, net                                        -         -        33       179       (34)       19       (16)
    Prepaid expenses and other                                      -         -         2        21        10         5        16
    Accounts payable, accrued expenses and other liabilities       (4)     (361)       (9)      (11)       21        (7)     (176)
    Due from subsidiaries                                           -       (10)     (450)   (2,185)   (5,592)   (1,776)   (2,239)
    Due from MeriStar Hotels                                        -         -       (42)     (104)        1        31       215
    Income taxes payable                                            -         -         -         -         -         -         -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) operating activities            (4)     (371)      267       393       460       222       835
                                                             -----------------------------------------------------------------------

Cash flows from investing activities:
  Investment in hotel properties, net                               -         -      (267)     (393)     (460)     (222)     (835)
  Proceeds from disposition of assets                               -         -         -         -         -         -         -
  Investments in and advances to affiliates, net                    4       371         -         -         -         -         -
  Note receivable                                                   -         -         -         -         -         -         -
  Change in restricted cash                                         -         -         -         -         -         -         -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) investing activities             4       371      (267)     (393)     (460)     (222)     (835)
                                                             -----------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                        -         -         -         -         -         -         -
    Proceeds from mortgages and notes payable                       -         -         -         -         -         -         -
    Principal payments on mortgages and notes payable               -         -         -         -         -         -         -
    Repayments to MeriStar Hospitality on borrowing                 -         -         -         -         -         -         -
    Repurchase of units                                             -         -         -         -         -         -         -
    Contributions from partners                                     -         -         -         -         -         -         -
    Distributions to stockholders                                   -         -         -         -         -         -         -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) financing activities             -         -         -         -         -         -         -
                                                             -----------------------------------------------------------------------
Effect of exchange rate changes on cash                             -         -         -         -         -         -         -
                                                             -----------------------------------------------------------------------
Net change in cash                                                  -         -         -         -         -         -         -

Cash and cash equivalents, beginning of period                      -         -         -         -         -         -         -

                                                             -----------------------------------------------------------------------

Cash and cash equivalents, end of period                            -         -         -         -         -         -         -
                                                             =======================================================================

                                                             -----------------------------------------------------------------------
                                                             MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar
                                                               Sub      Sub      Sub      Sub      Sub      Sub      Sub      Sub
                                                             5F, L.P.  6G, LLC  8C, LLC  4C, L.P. 4H, L.P. 7E, LLC  3D, LLC  1A, LLC
                                                             -----------------------------------------------------------------------
Net Income (loss)                                              1,926    1,929     2,092     184       97    1,521     1,184   1,775
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                1,048      739     1,205     703      475      597       905     466
  (Gain) loss on assets sold, before tax effect                    -        -         -       -        -        -         -       -
  Extraordinary (gain) loss on early extinguishment of
   debt before tax effect                                          -        -         -       -        -        -         -       -
  Equity in earnings of affiliates                                 -        -         -       -        -        -         -       -
  Minority interests                                               -        -         -       -        -        -         -       -
  Amortization of unearned stock based compensation                -        -         -       -        -        -         -       -
  Deferred income taxes                                            -        -         -       -        -        -         -       -
  Changes in operating assets and liabilities:
    Accounts receivable, net                                      25      (36)      365      47        -      (53)       19     (40)
    Prepaid expenses and other                                    18       61        31      10        5        4         4       3
    Accounts payable, accrued expenses and other liabilities       3       (8)     (130)    (22)      (3)      37        18    (120)
    Due from subsidiaries                                     (2,865)  (1,942)   (2,439)   (238)    (413)  (1,852)     (953) (2,021)
    Due from MeriStar Hotels                                      (9)      43       (94)    (21)     (15)      22        29      45
    Income taxes payable                                           -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) operating activities          146      786     1,030     663      146      276     1,206     108
                                                             -----------------------------------------------------------------------

Cash flows from investing activities:
  Investment in hotel properties, net                           (146)    (786)   (1,030)   (663)    (146)    (276)   (1,206)   (108)
  Proceeds from disposition of assets                              -        -         -       -        -        -         -       -
  Investments in and advances to affiliates, net                   -        -         -       -        -        -         -       -
  Note receivable                                                  -        -         -       -        -        -         -       -
  Change in restricted cash                                        -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) investing activities         (146)    (786)   (1,030)   (663)    (146)    (276)   (1,206)   (108)
                                                             -----------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                       -        -         -       -        -        -         -       -
    Proceeds from mortgages and notes payable                      -        -         -       -        -        -         -       -
    Principal payments on mortgages and notes payable              -        -         -       -        -        -         -       -
    Repayments to MeriStar Hospitality on borrowing                -        -         -       -        -        -         -       -
    Repurchase of units                                            -        -         -       -        -        -         -       -
    Contributions from partners                                    -        -         -       -        -        -         -       -
    Distributions to stockholders                                  -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------
    Net cash provided by (used in) financing activities            -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------

Effect of exchange rate changes on cash                            -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------
Net change in cash                                                 -        -         -       -        -        -         -       -

Cash and cash equivalents, beginning of period                     -        -         -       -        -        -         -       -
                                                             -----------------------------------------------------------------------

Cash and cash equivalents, end of period                           -        -         -       -        -        -         -       -
                                                             =======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2001
(in thousands of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                             MeriStar Sub  MeriStar Sub 7A  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                               5E, LLC      Joint Venture      6K, LLC      2B, LLC       3A, LLC
------------------------------------------------------------------------------------------------------------------------------------
    Net Income (loss)                                           3,931            891           2,967           (8)           574
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                             1,645            401             740          400            328
      (Gain) loss on assets sold, before tax effect                 -              -               -            -              -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                   -              -               -            -              -
      Equity in earnings of affiliates                              -              -               -            -              -
      Minority interests                                            -              -               -            -              -
      Amortization of unearned stock based compensation             -              -               -            -              -
      Deferred income taxes                                         -              -               -            -              -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                  (18)            13              18            -             35
        Prepaid expenses and other                                 25             13              18            1              1
        Accounts payable, accrued expenses and
          other liabilities                                       (31)            19             (43)        (344)            33
        Due from subsidiaries                                  (3,090)        (1,230)         (3,313)         398           (719)
        Due from MeriStar Hotels                                   43             19              17           35            (20)
        Income taxes payable                                        -              -               -            -              -

                                                               ---------------------------------------------------------------------
        Net cash provided by (used in) operating activities     2,505            126             404          482            232
                                                               ---------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                        (2,505)          (126)           (404)        (279)          (232)
    Proceeds from disposition of assets                             -              -               -            -              -
    Investments in and advances to affiliates, net                  -              -               -            -              -
    Note receivable                                                 -              -               -            -              -
    Change in restricted cash                                       -              -               -            -              -

                                                               ---------------------------------------------------------------------
        Net cash provided by (used in) investing activities    (2,505)          (126)           (404)        (279)          (232)
                                                               ---------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                        -              -               -            -              -
    Proceeds from mortgages and notes payable                       -              -               -            -              -
    Principal payments on mortgages and notes payable               -              -               -         (203)             -
    Repayments to MeriStar Hospitality on borrowing                 -              -               -            -              -
    Repurchase of units                                             -              -               -            -              -
    Contributions from partners                                     -              -               -            -              -
    Distributions to stockholders                                   -              -               -            -              -

                                                               ---------------------------------------------------------------------
        Net cash provided by (used in) financing activities         -              -               -         (203)             -
                                                               ---------------------------------------------------------------------

Effect of exchange rate changes on cash                             -              -               -            -              -
                                                               ---------------------------------------------------------------------

Net change in cash                                                  -              -               -            -              -

Cash and cash equivalents, beginning of period                      -              -               -            -              -
                                                               ---------------------------------------------------------------------

Cash and cash equivalents, end of period                            -              -               -            -               -
                                                               =====================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  MeriStar Sub   MeriStar      MeriStar    MeriStar Sub  MDV Limited
                                                                    4A, L.P.    Sub 4D, LLC   Sub 2A, LLC    6L, LLC     Partnership
------------------------------------------------------------------------------------------------------------------------------------
    Net Income (loss)                                            1,395             328         (212)           1,663          558
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                  -             284          319              657          120
      (Gain) loss on assets sold, before tax effect                  -               -            -                -            -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                    -               -            -                -            -
      Equity in earnings of affiliates                               -               -            -                -            -
      Minority interests                                             -               -            -                -            -
      Amortization of unearned stock based compensation              -               -            -                -            -
      Deferred income taxes                                          -               -            -                -            -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                     4               7            -               23          (26)
        Prepaid expenses and other                                   2               2            2                8            1
        Accounts payable, accrued expenses and
          other liabilities                                          6              10           23              116           (9)
        Due from subsidiaries                                     (974)           (365)         (88)          (1,234)        (579)
        Due from MeriStar Hotels                                    30             (35)          (7)              (5)          46
        Income taxes payable                                         -               -            -                -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) operating activities        463             231           37            1,228          111
                                                                 -------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                           (463)           (231)         294           (1,228)        (111)
    Proceeds from disposition of assets                              -               -            -                -            -
    Investments in and advances to affiliates, net                   -               -            -                -            -
    Note receivable                                                  -               -            -                -            -
    Change in restricted cash                                        -               -            -                -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) investing activities       (463)           (231)         294           (1,228)        (111)
                                                                 -------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                         -               -            -                -            -
    Proceeds from mortgages and notes payable                        -               -            -                -            -
    Principal payments on mortgages and notes payable                -               -         (331)               -            -
    Repayments to MeriStar Hospitality on borrowing                  -               -            -                -            -
    Repurchase of units                                              -               -            -                -            -
    Contributions from partners                                      -               -            -                -            -
    Distributions to stockholders                                    -               -            -                -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) financing activities          -               -         (331)               -            -
                                                                 -------------------------------------------------------------------

Effect of exchange rate changes on cash                              -               -            -                -            -
                                                                 -------------------------------------------------------------------

Net change in cash                                                   -               -            -                -            -

Cash and cash equivalents, beginning of period                       -               -            -                -            -
                                                                 -------------------------------------------------------------------

Cash and cash equivalents, end of period                             -               -            -                -            -
                                                                 ===================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                 5C, LLC       6J, LLC        1D, LLC       7B, L.P.       7D, LLC
------------------------------------------------------------------------------------------------------------------------------------
    Net Income (loss)                                                 734          1,921            4,984           542      4,997
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   572            596            1,993           853      1,565
      (Gain) loss on assets sold, before tax effect                     -              -                -             -          -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                       -              -                -             -          -
      Equity in earnings of affiliates                                  -              -                -             -          -
      Minority interests                                                -              -                -             -          -
      Amortization of unearned stock based compensation                 -              -                -             -          -
      Deferred income taxes                                             -              -                -             -          -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                       16            (19)             (30)           13       (751)
        Prepaid expenses and other                                      7             31               34             4         11
        Accounts payable, accrued expenses and
          other liabilities                                           859            (28)              17            (6)       206
        Due from subsidiaries                                        (940)        (1,958)          (6,063)        2,555     (4,566)
        Due from MeriStar Hotels                                      (19)             4              219           (64)        24
        Income taxes payable                                            -              -                -             -          -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities         1,229            547            1,154         3,897      1,486
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (379)          (547)          (1,154)      (3,897)    (1,486)
    Proceeds from disposition of assets                                 -              -                -            -          -
    Investments in and advances to affiliates, net                      -              -                -            -          -
    Note receivable                                                     -              -                -            -          -
    Change in restricted cash                                           -              -                -            -          -

                                                                   -----------------------------------------------------------------
        Net cash provided by (used in) investing activities          (379)          (547)          (1,154)      (3,897)    (1,486)
                                                                   -----------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -              -                -            -          -
    Proceeds from mortgages and notes payable                           -              -                -            -          -
    Principal payments on mortgages and notes payable                (850)             -                -            -          -
    Repayments to MeriStar Hospitality on borrowing                     -              -                -            -          -
    Repurchase of units                                                 -              -                -            -          -
    Contributions from partners                                         -              -                -            -          -
    Distributions to stockholders                                       -              -                -            -          -

                                                                   -----------------------------------------------------------------
        Net cash provided by (used in) financing activities          (850)             -                -            -          -
                                                                   -----------------------------------------------------------------

Effect of exchange rate changes on cash                                 -              -                -            -          -
                                                                   -----------------------------------------------------------------

Net change in cash                                                      -              -                -            -          -

Cash and cash equivalents, beginning of period                          -              -                -            -          -
                                                                   -----------------------------------------------------------------

Cash and cash equivalents, end of period                                 -             -                -            -          -
                                                                   =================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2000
(in thousands of dollars)


                                                                    ---------------------------------------------------------------
                                                                    MeriStar MeriSta  MeriStar MeriStar MeriStar MeriStar
                                                                      Sub      Sub      Sub      Sub      Sub      Sub    AGH PSS
                                                                    7G, LLC  6B, LLC  4I, L.P. 5D, LLC  5H, LLC  7H, LLC  I, Inc.
                                                                    ---------------------------------------------------------------
    Net Income (loss)                                                  598      738      542     (1,257)  2,199      746    2,763
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    722      417      847      1,187   1,927      698        -
      (Gain) loss on assets sold, before tax effect                      -        -        -          -       -        -        -
      Extraordinary (gain) loss on early extinguishment of debt
        before tax effect                                                -        -        -          -       -        -        -
      Equity in earnings of affiliates                                   -        -        -          -       -        -        -
      Minority interests                                                 -        -        -          -       -        -        -
      Amortization of unearned stock based compensation                  -        -        -          -       -        -        -
      Deferred income taxes                                              -        -        -          -       -        -        -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                         -        -        -         24       -       39      908
        Prepaid expenses and other                                       7        2       12        119      66        2       19
        Accounts payable, accrued expenses and other liabilities        35      199        4       (264)    187       48      (17)
        Due from subsidiaries                                         (941)  (1,159)    (982)       780  (3,844)  (1,137)  (3,560)
        Due from MeriStar Hotels                                       (92)      19     (100)        37     (23)      28      (13)
        Income taxes payable                                             -        -        -          -       -        -        -

                                                                    ----------------------------------------------------------------
        Net cash provided by (used in) operating activities            329      216      323        626     512      424      100
                                                                    ----------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                               (329)    (216)    (323)      (616)   (512)    (424)    (100)
    Proceeds from disposition of assets                                  -        -        -          -       -        -        -
    Investments in and advances to affiliates, net                       -        -        -          3       -        -        -
    Note receivable                                                      -        -        -          -       -        -        -
    Change in restricted cash                                            -        -        -          -       -        -        -

                                                                    ----------------------------------------------------------------
        Net cash provided by (used in) investing activities           (329)    (216)    (323)      (613)   (512)    (424)    (100)
                                                                    ----------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                             -        -        -          -       -        -        -
    Proceeds from mortgages and notes payable                            -        -        -          -       -        -        -
    Principal payments on mortgages and notes payable                    -        -        -        (13)      -        -        -
    Repayments to MeriStar Hospitality on borrowing                      -        -        -          -       -        -        -
    Repurchase of units                                                  -        -        -          -       -        -        -
    Contributions from partners                                          -        -        -          -       -        -        -
    Distributions to stockholders                                        -        -        -          -       -        -        -

                                                                    ----------------------------------------------------------------
        Net cash provided by (used in) financing activities              -        -        -        (13)      -        -        -
                                                                    ----------------------------------------------------------------

Effect of exchange rate changes on cash                                  -        -        -          -       -        -        -
                                                                    ----------------------------------------------------------------

Net change in cash                                                       -        -        -          -       -        -        -

Cash and cash equivalents, beginning of period                           -        -        -          -       -        -        -
                                                                    ----------------------------------------------------------------

Cash and cash equivalents, end of period                                 -        -        -          -       -        -        -
                                                                    ================================================================

                                                            ------------------------------------------------------------------------
                                                             MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar MeriStar
                                                               Sub      Sub      Sub      Sub      Sub      Sub      Sub      Sub
                                                             2D, LLC  4F, L.P. 5K, LLC  5M, LLC 1E, L.P. 5O, LLC 6M Company 4B, L.P.
                                                            ------------------------------------------------------------------------
    Net Income (loss)                                          (170)    2,044    1,127    1,652    1,523     528     4,446    488
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                             476     1,007      959      441      285     216       989  1,077
      (Gain) loss on assets sold, before tax effect               -         -        -        -        -       -         -      -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                 -         -        -        -        -       -         -      -
      Equity in earnings of affiliates                            -         -        -        -        -       -         -      -
      Minority interests                                          -         -        -        -        -       -         -      -
      Amortization of unearned stock based compensation           -         -        -        -        -       -         -      -
      Deferred income taxes                                       -         -        -        -        -       -         -      -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                  -         4       13       21      (35)      -       (72)     -
        Prepaid expenses and other                                2         7    1,728       28        2      11       173     11
        Accounts payable, accrued expenses and other
         liabilities                                             (2)       72    8,008       84      (35)     33      (115)    67
        Due from subsidiaries                                  (377)   (2,580)     374   (2,058)  (1,518)   (760)   (4,652)(1,290)
        Due from MeriStar Hotels                                 59        10     (225)     (68)      63      10        33   (123)
        Income taxes payable                                      -         -        -        -        -       -         -      -
                                                            ----------------------------------------------------------------------
        Net cash provided by (used in) operating activities     (12)      564   11,984      100      285      38       802    230
                                                            ----------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                         436      (564) (12,027)    (100)    (285)    (38)     (802)  (230)
    Proceeds from disposition of assets                           -         -        -        -        -       -         -      -
    Investments in and advances to affiliates, net                -         -        -        -        -       -         -      -
    Note receivable                                               -         -        -        -        -       -         -      -
    Change in restricted cash                                     -         -       43        -        -       -         -      -
                                                            ----------------------------------------------------------------------
        Net cash provided by (used in) investing activities     436      (564) (11,984)    (100)    (285)    (38)     (802)  (230)
                                                            ----------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                      -         -        -        -        -       -         -      -
    Proceeds from mortgages and notes payable                     -         -        -        -        -       -         -      -
    Principal payments on mortgages and notes payable          (424)        -        -        -        -       -         -      -
    Repayments to MeriStar Hospitality on borrowing               -         -        -        -        -       -         -      -
    Repurchase of units                                           -         -        -        -        -       -         -      -
    Contributions from partners                                   -         -        -        -        -       -         -      -
    Distributions to stockholders                                 -         -        -        -        -       -         -      -

                                                            ----------------------------------------------------------------------
        Net cash provided by (used in) financing activities    (424)        -        -        -        -       -         -      -
                                                            ----------------------------------------------------------------------

Effect of exchange rate changes on cash                           -         -        -        -        -       -         -      -
                                                            ----------------------------------------------------------------------

Net change in cash                                                -         -        -        -        -       -         -      -

Cash and cash equivalents, beginning of period                    -         -        -        -        -       -         -      -
                                                            ----------------------------------------------------------------------

Cash and cash equivalents, end of period                          -         -        -        -        -       -         -      -
                                                            ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 2000
(in thousands of dollars)

                                                                   MeriStar MeriStar  MeriStar  MeriStar    MeriStar    MeriStar
                                                                     Sub      Sub       Sub       Sub         Sub         Sub
                                                                   6C, LLC  2C, LLC   4G, L.P.  3B, LLC     5G, L.P.     5P, LLC
                                                                  --------------------------------------------------------------
    Net Income (loss)                                               2,898       435    2,210       1,219      7,624       816
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   723     1,040      835         835      6,157         -
      (Gain) loss on assets sold, before tax effect                     -         -        -           -          -         -
      Extraordinary (gain) loss on early extinguishment of debt
       before tax effect                                                -         -        -           -          -         -
      Equity in earnings of affiliates                                  -         -        -           -          -         -
      Minority interests                                                -         -        -           -          -         -
      Amortization of unearned stock based compensation                 -         -        -           -          -         -
      Deferred income taxes                                             -         -        -           -          -         -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                      (56)        -      (67)         (8)      (383)        -
        Prepaid expenses and other                                    (18)        4        5          11         48         -
        Accounts payable, accrued expenses and other liabilities       (1)       76      (23)         31        (18)        -
        Due from subsidiaries                                      (3,343)   (1,735)  (2,786)     (1,517)   (12,365)     (774)
        Due from MeriStar Hotels                                       87       102       46          12       (189)      (42)
        Income taxes payable                                            -         -        -           -          -         -

                                                                  --------------------------------------------------------------
        Net cash provided by (used in) operating activities           290       (78)     220         583        874         -
                                                                  --------------------------------------------------------------

Cash flows from investing activities:



    Investment in hotel properties, net                              (290)      748     (220)       (583)      (874)        -
    Proceeds from disposition of assets                                 -         -        -           -          -         -
    Investments in and advances to affiliates, net                      -         -        -           -          -         -
    Note receivable                                                     -         -        -           -          -         -
    Change in restricted cash                                           -         -        -           -          -         -

                                                                  --------------------------------------------------------------
        Net cash provided by (used in) investing activities          (290)      748     (220)       (583)      (874)        -
                                                                  --------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -         -        -           -          -         -
    Proceeds from mortgages and notes payable                           -         -        -           -          -         -
    Principal payments on mortgages and notes payable                   -      (670)       -           -          -         -
    Repayments to MeriStar Hospitality on borrowing                     -         -        -           -          -         -
    Repurchase of units                                                 -         -        -           -          -         -
    Contributions from partners                                         -         -        -           -          -         -
    Distributions to stockholders                                       -         -        -           -          -         -

                                                                  --------------------------------------------------------------
        Net cash provided by (used in) financing activities             -      (670)       -           -          -         -
                                                                  --------------------------------------------------------------

Effect of exchange rate changes on cash                                 -         -        -           -          -         -
                                                                  --------------------------------------------------------------

Net change in cash                                                      -         -        -           -          -         -

Cash and cash equivalents, beginning of period                          -         -        -           -          -         -
                                                                  --------------------------------------------------------------

Cash and cash equivalents, end of period                                -         -        -           -          -         -
                                                                  ==============================================================



                                                                  MeriStar  MeriStar  MeriStar  MeriStar  MeriStar          Total
                                                                     Sub      Sub       Sub       Sub       Sub    Elimin- Consoli-
                                                                  5J, LLC   5Q, LLC   5R, LLC    8D, LLC  4J, LLC  ations   dated
                                                                -------------------------------------------------------------------
    Net Income (loss)                                               8,008    1,781     1,673     2,588      935  (210,453)  118,036
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 3,287      406     1,667     1,186    1,237         -   110,688
      (Gain) loss on assets sold, before tax effect                     -        -         -         -        -         -    (3,495)
      Extraordinary (gain) loss on early extinguishment of debt
       before tax effect                                                -        -         -         -        -         -    (3,450)
      Equity in earnings of affiliates                                  -        -         -         -        -   210,453         -
      Minority interests                                                -        -         -         -        -         -        (3)
      Amortization of unearned stock based compensation                 -        -         -         -        -         -     3,070
      Deferred income taxes                                             -        -         -         -        -         -       636
      Changes in operating assets and liabilities:
        Accounts receivable, net                                        -        -       (11)     (119)     (47)        -    (1,505)
        Prepaid expenses and other                                   (356)      18        18         4        8         -     6,370
        Accounts payable, accrued expenses and other liabilities      639      211        23        13      234         -     4,295
        Due from subsidiaries                                      (7,670)  (1,676)   (2,617)   (3,266)  (1,616)        -         -
        Due from MeriStar Hotels                                   (1,776)      29        28       118       26         -   (10,745)
        Income taxes payable                                            -        -         -         -        -         -       191
                                                                --------------------------------------------------------------------
        Net cash provided by (used in) operating activities         2,132      769       781       524      777         -   224,088
                                                                --------------------------------------------------------------------

Cash flows from investing activities:


    Investment in hotel properties, net                            (2,132)    (769)     (368)     (524)    (777)        -   (90,703)
    Proceeds from disposition of assets                                 -        -         -         -        -         -    24,148
    Investments in and advances to affiliates, net                      -        -         -         -        -         -    (2,111)
    Note receivable                                                     -        -         -         -        -         -    57,110
    Change in restricted cash                                           -        -         -         -        -         -    (2,730)

                                                                --------------------------------------------------------------------
        Net cash provided by (used in) investing activities        (2,132)    (769)     (368)     (524)    (777)        -   (14,286)
                                                                --------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                            -        -         -         -        -         -    (1,615)
    Proceeds from mortgages and notes payable                           -        -         -         -        -         -   179,388
    Principal payments on mortgages and notes payable                   -        -         -         -        -         -  (200,028)
    Repayments to MeriStar Hospitality on borrowing                     -        -         -         -        -         -   (14,362)
    Repurchase of units                                                 -        -         -         -        -         -   (73,638)
    Contributions from partners                                         -        -         -         -        -         -     1,356
    Distributions to stockholders                                       -        -      (413)        -        -         -  (103,274)

                                                                --------------------------------------------------------------------
        Net cash provided by (used in) financing activities             -        -      (413)        -        -         -  (212,173)
                                                                -------------------------------------------------------------------

Effect of exchange rate changes on cash                                 -        -         -         -        -         -        64
                                                                -------------------------------------------------------------------

Net change in cash                                                      -        -         -         -        -         -    (2,307)

Cash and cash equivalents, beginning of period                          -        -         -         -        -         -     2,549
                                                                -------------------------------------------------------------------

Cash and cash equivalents, end of period                                -        -         -         -        -         -       242
                                                                ====================================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 1999
(in thousands of dollars)


                                                       MeriStar     Non-                 AGH   MeriStar    MeriStar     MeriStar
                                                     Hospitality Guarantor    MeriStar Upreit,  Sub 5N,    Sub 8A,        Sub
                                                     OP, L.P.    Subsidiaries 7C, LLC  LLC        LLC        LLC        8F, L.P.
Revenue:
Participating lease revenue                           $  7,373    $ 176,511    $ -       $ -   $   1,238    $ 1,717    $   3,215
  Office rental and other revenues                         656        4,095      -         -           -          -            6
                                                      -----------------------------------------------------------------------------
Total revenue                                            8,029      180,606      -         -       1,238      1,717        3,221
                                                      -----------------------------------------------------------------------------

Hotel operating expenses by department:
  Office rental, parking and other operating
   expenses                                                 21        1,364      -         -           -          -            -
Undistributed operating expenses:
     Administrative and general                          5,185          104      -         -           -          -            1
     Property taxes, insurance and other                 2,818       18,547      -         -          59        156          683
     Depreciation and amortization                       4,196       47,466      -         -         123        261          415
                                                      -----------------------------------------------------------------------------
     Total operating expenses                           12,220       67,481      -         -         182        417        1,099
                                                      -----------------------------------------------------------------------------

     Net operating income                               (4,191)     113,125      -         -       1,056      1,300        2,122
                                                      -----------------------------------------------------------------------------

     Interest expense, net                              80,798       17,199      -         -          (5)       (12)         317
     Equity in income from consolidated entities       200,350            -      -         -           -          -            -
                                                      -----------------------------------------------------------------------------
     Income (loss) before minority interests,
       income taxes, and extraordinary gain (loss)     115,361       95,926      -         -       1,061      1,312        1,805
     Minority interests                                     24            -      -         -           -          -            -
                                                      -----------------------------------------------------------------------------

     Income (loss) before income taxes
       and extraordinary gain (loss)                   115,337       95,926      -         -       1,061      1,312        1,805
     Income tax expense                                  1,681            -      -         -           -          -            -
                                                      -----------------------------------------------------------------------------

     Income (loss) before extraordinary gain (loss)    113,656       95,026      -         -       1,061      1,312        1,805
     Extraordinary gain (loss), net of tax effect       (2,000)      (1,848)     -         -           -          -            -
                                                      -----------------------------------------------------------------------------

     Net inccome (loss)                               $111,656    $  94,078    $ -       $ -   $   1,061    $ 1,312    $   1,805
                                                      =============================================================================

                                                     MeriStar   MeriStar    MeriStar   MeriStar   MeriStar   MeriStar      Meristar
                                                      Sub 8G,     Sub         Sub        Sub        Sub        Sub           Sub
                                                        LLC     6H, LLC     8B, LLC    1C, L.P.   8E, LLC    7F, LLC       5L, LLC
Revenue:
Participating lease revenue                            $    -   $ 1,375    $ 11,262     $ 1,915     $  2,086    $ 1,466    $  1,411
Office rental and other revenues                            -         -           -           -           31          -           -
                                                     -------------------------------------------------------------------------------
Total revenue                                               -     1,375      11,262       1,915        2,117      1,466       1,411
                                                     -------------------------------------------------------------------------------

Hotel operating expenses by department:
  Office rental, parking and other operating
   expenses                                                 -         -           -           -            -          -           -
Undistributed operating expenses:
     Administrative and general                             -         -           -           -            1          -           -
     Property taxes, insurance and other                    -       170       1,446         684           83        128          98
     Depreciation and amortization                          -       415       2,089         965          426        437         101
                                                     -------------------------------------------------------------------------------
     Total operating expenses                               -       585       3,535       1,649          510        565         199
                                                     -------------------------------------------------------------------------------
     Net operating income                                   -       790       7,727         266        1,607        901       1,212
                                                     -------------------------------------------------------------------------------

     Interest expense, net                                  -         6         (51)       (169)        (141)       137          (5)
     Equity in income from consolidated entities            -         -           -           -            -          -           -
                                                     -------------------------------------------------------------------------------
     Income (loss) before minority interests,
       income taxes, and extraordinary gain (loss)          -       784       7,778         435        1,748        764       1,217
     Minority interests                                     -         -           -           -            -          -           -
                                                     -------------------------------------------------------------------------------

     Income (loss) before income taxes
       and extraordinary gain (loss)                        -       784       7,778         435        1,748        764       1,217
     Income tax expense                                     -         -           -           -            -          -           -
                                                     -------------------------------------------------------------------------------

     Income (loss) before extraordinary gain (loss)         -       784       7,778         435        1,748        764       1,217
     Extraordinary gain (loss), net of tax effect           -         -           -           -            -        (33)          -
                                                     -------------------------------------------------------------------------------
     Net inccome (loss)                                $    -   $   784    $  7,778     $   435     $   1,748   $   731    $  1,217
                                                     ===============================================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 1999
(in thousands of dollars)


                                                                                                                            MeriStar
                                            MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub    Sub
                                              3C, LLC      5R, LLC      5A, LLC      8A, LLC      6D, LLC      6E, LLC     4E, L.P.
 Revenue:
 Participating lease revenue                 $ 2,209        $ -           $ -       $ 1,148      $ 2,366       $ 5,500    $  2,236
     Office rental and other revenues              2          -             -             -            7             -          16
                                            ---------------------------------------------------------------------------------------
 Total revenue                                 2,211          -             -         1,148        2,373         5,500       2,252
                                            ---------------------------------------------------------------------------------------

 Hotel operating expenses by department:
     Office rental, parking and other
      operating expenses                           -          -             -             -            -             -           -
 Undistributed operating expenses:
       Administrative and general                  -          -             -             -            -             -           -
       Property taxes, insurance and other       458          -             -           210          130           386         453
       Depreciation and amortization             510          -             -           320          366         1,521         687
                                            ---------------------------------------------------------------------------------------
       Total operating expenses                  968          -             -           530          496         1,907       1,140
                                            ---------------------------------------------------------------------------------------

       Net operating income                    1,243          -             -           618        1,877         3,593       1,112
                                            ---------------------------------------------------------------------------------------

       Interest expense, net                    (154)         -             -           (38)        (127)          (68)       (202)
       Equity in income from consolidated
        entities                                   -          -             -             -            -             -           -
                                            ---------------------------------------------------------------------------------------
       Income (loss) before minority
        interests, income
         taxes, and extraordinary gain
         (loss)                                1,397          -             -           656        2,004         3,661       1,314
       Minority interests                          -          -             -             -            -             -           -
                                            ---------------------------------------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)         1,397          -             -           656        2,004         3,661       1,314
       Income tax expense                          -          -             -             -            -             -           -
                                            ---------------------------------------------------------------------------------------

       Income (loss) before extraordinary
        gain (loss)                            1,397          -             -           656        2,004         3,661       1,314
       Extraordinary gain (loss), net of
       tax effect                                  -          -             -             -            -             -           -
                                            ---------------------------------------------------------------------------------------
       Net inccome (loss)                    $ 1,397        $ -           $ -       $   656      $ 2,004       $ 3,661    $  1,314
                                            =======================================================================================

                                                                                                                           MeriStar
                                            Meristar Sub MeriStar Sub  MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub    Sub
                                            1B, LLC      5F, L.P.      6G, LLC      8C, LLC      4C, L.P.     4H, L.P.      7E, LLC
 Revenue:
 Participating lease revenue                  $ 2,850      $ 3,092      $ 2,501     $ 3,748       $ 1,218       $ 680      $ 2,114
     Office rental and other revenues               -            -            -           -             -           -            -
                                            ---------------------------------------------------------------------------------------
 Total revenue                                  2,850        3,092        2,501       3,748         1,218         680        2,114
                                            ---------------------------------------------------------------------------------------

 Hotel operating expenses by department:
     Office rental, parking and other
      operating expenses                            -            -            -           -             -           -            -
 Undistributed operating expenses:
       Administrative and general                   -            -            -           -             4           -            -
       Property taxes, insurance and other        173          268          317         450           242         177          158
       Depreciation and amortization              452          964          695         873           673         390          461
                                            ---------------------------------------------------------------------------------------
       Total operating expenses                   625        1,232        1,012       1,323           919         567          619
                                            ---------------------------------------------------------------------------------------

       Net operating income                     2,225        1,860        1,489       2,425           299         113        1,495
                                            ---------------------------------------------------------------------------------------

       Interest expense, net                     (134)        (231)         (93)       (136)           (8)       (127)        (113)
       Equity in income from consolidated
        entities                                    -            -            -           -             -           -            -
                                            ---------------------------------------------------------------------------------------
       Income (loss) before minority
        interests, income
         taxes, and extraordinary gain
         (loss)                                 2,359        2,091        1,582       2,561           307         240        1,608
       Minority interests                           -            -            -           -             -           -            -
                                            ---------------------------------------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)          2,359        2,091        1,582       2,561           307         240        1,608
       Income tax expense                           -            -            -           -             -           -            -
                                            ---------------------------------------------------------------------------------------

       Income (loss) before extraordinary
        gain (loss)                             2,359        2,091        1,582       2,561           307         240        1,608
       Extraordinary gain (loss), net of
       tax effect                                   -            -            -           -             -           -            -
                                            ---------------------------------------------------------------------------------------
       Net inccome (loss)                     $ 2,359      $ 2,091      $ 1,582     $ 2,561         $ 307       $ 240      $ 1,608
                                            ========================================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 1999
(in thousands of dollars)


                                                        MeriStar    MeriStar   MeriStar   MeriStar   MeriStar   MeriStar    MeriStar
                                                         Sub 3D,     Sub 1A,    Sub 5E,    Sub 7A     Sub 6K,    Sub 2B,     Sub 3A,
                                                           LLC         LLC        LLC   Joint Venture  LLC        LLC          LLC
Revenue:
Participating lease revenue                             $ 2,590     $ 2,367     $ 4,927    $ 1,327    $ 3,805    $ 1,013      $ 983
    Office rental and other revenues                          -           -          14          -          -          -          -
                                                       -----------------------------------------------------------------------------
Total revenue                                             2,590       2,367       4,941      1,327      3,805      1,013        983
                                                       -----------------------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating
      expenses                                                -           -           -          -          -          -          -
Undistributed operating expenses:
      Administrative and general                              -           -           -          -          -          -          -
      Property taxes, insurance and other                   283         252         331        162        287        143        130
      Depreciation and amortization                         923         320       1,404        377        679        335        247
                                                       -----------------------------------------------------------------------------
      Total operating expenses                            1,206         572       1,735        539        966        478        377
                                                       -----------------------------------------------------------------------------

      Net operating income                                1,384       1,795       3,206        788      2,839        535        606
                                                       -----------------------------------------------------------------------------

      Interest expense, net                                 349         (71)       (363)         6        (36)       371        (60)
      Equity in income from consolidated entities             -           -           -          -          -          -          -
                                                       -----------------------------------------------------------------------------
      Income (loss) before minority interests,
        income taxes, and extraordinary gain (loss)       1,035       1,866       3,569        782      2,875        164        666
      Minority interests                                      -           -           -          -          -          -          -
                                                       -----------------------------------------------------------------------------

      Income (loss) before income taxes
        and extraordinary gain (loss)                     1,035       1,866       3,569        782      2,875        164        666
      Income tax expense                                      -           -           -          -          -          -          -
                                                       -----------------------------------------------------------------------------

      Income (loss) before extraordinary gain (loss)      1,035       1,866       3,569        782      2,875        164        666
      Extraordinary gain (loss), net of tax effect          (71)          -           -          -          -          -          -
                                                       -----------------------------------------------------------------------------
      Net inccome (loss)                                $   964     $ 1,866     $ 3,569    $   782    $ 2,875    $   164      $ 666
                                                       =============================================================================

                                                        MeriStar     MeriStar   MeriStar   MeriStar     MDV      MeriStar   MeriStar
                                                         Sub 4A,      Sub 4D,    Sub 2A,    Sub 6L,   Limited     Sub 5C,    Sub 6J,
                                                          L.P.          LLC        LLC        LLC   Partnership     LLC        LLC
Revenue:
Participating lease revenue                              $ 1,886      $ 710     $ 1,138    $ 2,459     $ 702     $ 1,432    $ 2,457
    Office rental and other revenues                           -          -           -          -         -         318          1
                                                       ----------------------------------------------------------------------------
Total revenue                                              1,886        710       1,138      2,459       702       1,750      2,458
                                                       ----------------------------------------------------------------------------

Hotel operating expenses by department:
    Office rental, parking and other operating
      expenses                                                 -          -           -          -         -          94          -
Undistributed operating expenses:
      Administrative and general                               1          -           -          -         -         (15)         -
      Property taxes, insurance and other                    169        180         118        174        99         220        155
      Depreciation and amortization                          900        253         291        640       116         547        485
                                                       ----------------------------------------------------------------------------
      Total operating expenses                             1,070        433         409        814       215         846        640
                                                       ----------------------------------------------------------------------------

      Net operating income                                   816        277         729      1,645       487         904      1,818
                                                       ----------------------------------------------------------------------------

      Interest expense, net                                    5        (72)        688       (139)        2         (14)       (97)
      Equity in income from consolidated entities              -          -           -          -         -           -          -
                                                       ----------------------------------------------------------------------------
      Income (loss) before minority interests,
        income taxes, and extraordinary gain (loss)          811        349          41      1,784       485         918      1,915
      Minority interests                                       -          -           -          -         -           -          -
                                                       ----------------------------------------------------------------------------

      Income (loss) before income taxes
        and extraordinary gain (loss)                        811        349          41      1,784       485         918      1,915
      Income tax expense                                       -          -           -          -         -           -          -
                                                       ----------------------------------------------------------------------------

      Income (loss) before extraordinary gain (loss)         811        349          41      1,784       485         918      1,915
      Extraordinary gain (loss), net of tax effect             -          -           -          -         -           -          -
                                                       ----------------------------------------------------------------------------
      Net inccome (loss)                                 $   811      $ 349     $    41    $ 1,784     $ 485     $   918    $ 1,915
                                                       ============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 1999
(in thousands of dollars)

                                                           MeriStar   MeriStar  MeriStar   MeriStar  MeriStar   MeriStar    MeriStar
                                                              Sub       Sub       Sub        Sub       Sub        Sub         Sub
                                                            1D, L.P.  7B, L.P.  7D, LLC    7G, LLC   6B, LLC     4I, LP     5D, LLC
Revenue:
 Participating lease revenue                               $ 5,858    $ 1,340   $ 7,640    $ 1,449   $ 1,357     $ 2,042    $ 2,644
     Office rental and other revenues                            1          -     1,236          -         -           -          -
                                                         ---------------------------------------------------------------------------
 Total revenue                                               5,859      1,340     8,876      1,449     1,357       2,042      2,644
                                                         ---------------------------------------------------------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses         -          -       214          -         -           -          -
 Undistributed operating expenses:
       Administrative and general                                -          -       379          -         -           -          -
       Property taxes, insurance and other                     899        766     4,262        174       102         314        185
       Depreciation and amortization                         1,852        375     1,576        702       269         797      1,191
                                                         ---------------------------------------------------------------------------
       Total operating expenses                              2,751      1,141     6,431        876       371       1,111      1,376
                                                         ---------------------------------------------------------------------------

       Net operating income                                  3,108        199     2,445        573       986         931      1,268
                                                         ---------------------------------------------------------------------------

       Interest expense, net                                  (272)      (411)      995        (95)     (140)        (23)     1,602
       Equity in income from consolidated entities               -          -         -          -         -           -          -
                                                         ---------------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                3,380        610     1,450        668     1,126         954       (334)
       Minority interests                                        -          -         -          -         -           -          -
                                                         ---------------------------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)                       3,380        610     1,450        668     1,126         954       (334)
       Income tax expense                                        -          -         -          -         -           -          -
                                                         ---------------------------------------------------------------------------

       Income (loss) before extraordinary gain (loss)        3,380        610     1,450        668     1,126         954       (334)
       Extraordinary gain (loss), net of tax effect              -          -      (192)         -         -           -       (407)
                                                         ---------------------------------------------------------------------------
       Net inccome (loss)                                  $ 3,380    $   610   $ 1,258    $   668   $ 1,126     $   954    $  (741)
                                                         ===========================================================================

                                                         MeriStar  MeriStar                MeriStar   MeriStar   MeriStar   MeriStar
                                                           Sub       Sub      AGH PSS I,     Sub        Sub        Sub        Sub
                                                         5H, LLC   7H, LLC      Inc.       2D, LLC    4F, L.P.   5K, LLC    5M, LLC
Revenue:
 Participating lease revenue                             $ 5,063    $ 1,853    $ 3,914     $ 1,636     $ 2,986   $ 3,003    $ 2,515
     Office rental and other revenues                          -          -          2           -          31         -          -
                                                         ---------------------------------------------------------------------------
 Total revenue                                             5,063      1,853      3,916       1,636       3,017     3,003      2,515
                                                         ---------------------------------------------------------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses       -          -          -           -           -         -          -
 Undistributed operating expenses:
       Administrative and general                              -          -          -           -           5         -          -
       Property taxes, insurance and other                   492        345        382         228         381     1,444        181
       Depreciation and amortization                       1,712        649      2,360         455         840       470        438
                                                         ---------------------------------------------------------------------------
       Total operating expenses                            2,204        994      2,742         683       1,226     1,914        619
                                                         ---------------------------------------------------------------------------

       Net operating income                                2,859        859      1,174         953       1,791     1,089      1,896
                                                         ---------------------------------------------------------------------------

       Interest expense, net                                (141)       (50)         7         823        (189)     (137)        (1)
       Equity in income from consolidated entities             -          -          -           -           -         -          -
                                                         ---------------------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)              3,000        909      1,167         130       1,980     1,226      1,897
       Minority interests                                      -          -          -           -           -         -          -
                                                         ---------------------------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)                     3,000        909      1,167         130       1,980     1,226      1,897
       Income tax expense                                      -          -          -           -           -         -          -
                                                         ---------------------------------------------------------------------------

       Income (loss) before extraordinary gain (loss)      3,000        909      1,167         130       1,980     1,226      1,897
       Extraordinary gain (loss), net of tax effect            -          -          -           -           -         -          -
                                                         ---------------------------------------------------------------------------
       Net inccome (loss)                                $ 3,000    $   909    $ 1,167     $   130     $ 1,980   $ 1,226    $ 1,897
                                                         ===========================================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Operations
 Year ended December 31, 1999
(in thousands of dollars)



                                                                    MeriStar Sub   MeriStar Sub  MeriStar Sub    MeriStar Sub
                                                                      1E, L.P.       5O, LLC      6M Company       4B, L.P.
 Revenue:
 Participating lease revenue                                          $ 1,744       $ 939         $ 4,495       $ 2,066
     Office rental and other revenues                                       -           -               -             -
                                                                   --------------------------------------------------------
 Total revenue                                                          1,744         939           4,495         2,066
                                                                   --------------------------------------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses                    -           -               -             -
 Undistributed operating expenses:
       Administrative and general                                           -           -               -             -
       Property taxes, insurance and other                                125          70             224           341
       Depreciation and amortization                                      283         212             888         1,058
                                                                   --------------------------------------------------------
       Total operating expenses                                           408         282           1,112         1,399
                                                                   --------------------------------------------------------

       Net operating income                                             1,336         657           3,383           667
                                                                   --------------------------------------------------------

       Interest expense, net                                              (21)         (2)           (277)          (57)
       Equity in income from consolidated entities                          -           -               -             -
                                                                   --------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                           1,357         659           3,660           724
       Minority interests                                                   -           -               -             -
                                                                   --------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)                                  1,357         659           3,660           724
       Income tax expense                                                   -           -               -             -
                                                                   --------------------------------------------------------

       Income (loss) before extraordinary gain (loss)                   1,357         659           3,660           724
       Extraordinary gain (loss), net of tax effect                         -           -               -             -
                                                                   --------------------------------------------------------
       Net income (loss)                                              $ 1,357       $ 659         $ 3,660       $   724
                                                                   ========================================================


                                                                       MeriStar Sub   MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                                         6C, LLC        2C, LLC         4G, L.P.       3B, LLC
 Revenue:
 Participating lease revenue                                              3,490         3,223           3,061          2,270
     Office rental and other revenues                                         9             -               -             12
                                                                    --------------------------------------------------------------
 Total revenue                                                            3,499         3,223           3,061          2,282


 Hotel operating expenses by department:

     Office rental, parking and other operating expenses                      -             -               -              -
 Undistributed operating expenses:
       Administrative and general                                             2             -               -              -
       Property taxes, insurance and other                                  210           385             388            341
       Depreciation and amortization                                        535           982             803            631
                                                                    --------------------------------------------------------------
       Total operating expenses                                             747         1,367           1,191            972
                                                                    --------------------------------------------------------------
       Net operating income                                               2,752         1,856           1,870          1,310
                                                                    --------------------------------------------------------------
       Interest expense, net                                               (441)        1,434             (57)          (176)
       Equity in income from consolidated entities                            -             -               -              -
                                                                    --------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                             3,193            422           1,927          1,486
       Minority interests                                                     -              -               -              -
                                                                    --------------------------------------------------------------
       Income (loss) before income taxes
         and extraordinary gain (loss)                                    3,193            422           1,927          1,486
       Income tax expense                                                     -              -               -              -
                                                                    --------------------------------------------------------------
       Income (loss) before extraordinary gain (loss)                     3,193            422           1,927          1,486
       Extraordinary gain (loss), net of tax effect                           -              -               -              -
                                                                    --------------------------------------------------------------
       Net income (loss)                                                $ 3,193          $ 422         $ 1,927        $ 1,486
                                                                    ==============================================================

                                                                     MeriStar Sub     MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                       5G, L.P.        5P, LLC        5J, LLC       5Q, LLC
 Revenue:
 Participating lease revenue                                             13,963              -          7,845          2,282
     Office rental and other revenues                                        38              -              -              -
                                                                    --------------------------------------------------------------
 Total revenue                                                           14,001              -          7,845          2,282
                                                                    --------------------------------------------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses                      -              -               -              -
 Undistributed operating expenses:
       Administrative and general                                             1              -               -              -
       Property taxes, insurance and other                                1,446              -             917            165
       Depreciation and amortization                                      4,022              -           2,583            319
                                                                    --------------------------------------------------------------
       Total operating expenses                                           5,469              -           3,500            484
                                                                    --------------------------------------------------------------
       Net operating income                                               8,532              -           4,345          1,798
                                                                    --------------------------------------------------------------
       Interest expense, net                                               (928)             -            (493)           (64)
       Equity in income from consolidated entities                            -                              -              -
                                                                    --------------------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                             9,460              -           4,838          1,862
       Minority interests                                                     -              -               -              -
                                                                    --------------------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)                                    9,460              -           4,838          1,862
       Income tax expense                                                     -              -               -              -
                                                                    --------------------------------------------------------------

       Income (loss) before extraordinary gain (loss)                     9,460              -           4,838          1,862
       Extraordinary gain (loss), net of tax effect                           -              -               -              -
                                                                    --------------------------------------------------------------
       Net income (loss)                                                $ 9,460            $ -         $ 4,838        $ 1,862
                                                                    ==============================================================
                                                                    MeriStar Sub    MeriStar Sub
                                                                      5R, LLC          8D, LLC
 Revenue:
 Participating lease revenue                                            $ 6,687        $ 3,180
     Office rental and other revenues                                        78              -
                                                                     ---------------------------
 Total revenue                                                            6,765          3,180
                                                                     ---------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses                      -              -
 Undistributed operating expenses:
       Administrative and general                                             -              -
       Property taxes, insurance and other                                  604            294
       Depreciation and amortization                                      1,602            726
                                                                     ---------------------------
       Total operating expenses                                           2,206          1,020
                                                                     ---------------------------

       Net operating income                                               4,559          2,160
                                                                     ---------------------------
       Interest expense, net                                              2,786           (362)
       Equity in income from consolidated entities                            -              -
                                                                     ---------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                             1,773          2,522
       Minority interests                                                     -              -
                                                                     ---------------------------
       Income (loss) before income taxes
         and extraordinary gain (loss)                                    1,773          2,522
       Income tax expense                                                     -              -
                                                                     ---------------------------
       Income (loss) before extraordinary gain (loss)                     1,773          2,522
       Extraordinary gain (loss), net of tax effect                           -              -
                                                                    ----------------------------
       Net income (loss)                                                $ 1,773        $ 2,522
                                                                    ============================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Year ended December 31, 1999
(in thousands of dollars)

                                                                         MeriStar Sub     Eliminations        Total
                                                                           4J, LLC                        Consolidated
 Revenue:
 Participating lease revenue                                              $ 2,440          $       -         $ 368,012
     Office rental and other revenues                                         255                  -             6,808
                                                                   ----------------------------------------------------
 Total revenue                                                              2,695                  -           374,820
                                                                   ----------------------------------------------------

 Hotel operating expenses by department:

     Office rental, parking and other operating expenses                      271                  -             1,964
 Undistributed operating expenses:
       Administrative and general                                              67                  -             5,735
       Property taxes, insurance and other                                    365                  -            47,027
       Depreciation and amortization                                        1,142                  -           101,795
                                                                   ----------------------------------------------------
       Total operating expenses                                             1,845                  -           156,521
                                                                   ----------------------------------------------------

       Net operating income                                                   850                  -           218,299
                                                                   ----------------------------------------------------

       Interest expense, net                                                 (135)                 -           100,387
       Equity in income from consolidated entities                              -           (200,350)                -
                                                                   ----------------------------------------------------
       Income (loss) before minority interests, income
         taxes, and extraordinary gain (loss)                                 985           (200,350)          117,912
       Minority interests                                                       -                  -                24
                                                                   ----------------------------------------------------

       Income (loss) before income taxes
         and extraordinary gain (loss)                                        985           (200,350)          117,888
       Income tax expense                                                       -                  -             1,681
                                                                   ----------------------------------------------------

       Income (loss) before extraordinary gain (loss)                         985           (200,350)          116,207
       Extraordinary gain (loss), net of tax effect                             -                  -            (4,551)
                                                                   ----------------------------------------------------
       Net income (loss)                                                  $   985          $(200,350)        $ 111,656
                                                                   ====================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 1999
(in thousands of dollars)

                                                                  ------------------------------------------------------------------
                                                                   MeriStar          Non-      MeriStar                   MeriStar
                                                                  Hospitality     Guarantor      Sub      AGH Upreit,       Sub
                                                                   OP, L.P      Subsidiaries   7C, LLC       LLC          5N, LLC
                                                                  ------------------------------------------------------------------
    Net Income (loss)                                               111,656        94,078         -           -           1,061
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   4,196        47,466         -           -             123
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                     2,000         1,922         -           -               -
      Equity in earnings of affiliates                             (200,350)            -         -           -               -
      Minority interests                                                 24             -         -           -               -
      Deferred income taxes                                             715             -         -           -               -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                        269         3,371         -           -               -
        Prepaid expenses and other                                   (4,723)         (128)        -           -              (5)
        Accounts payable, accrued expenses and other liabilities      6,992         1,584         -           -              (2)
        Due from subsidiaries                                       172,678      (136,401)        -           -            (910)
        Due from MeriStar Hotels                                     (1,360)       (5,078)        -           -            (207)
        Income taxes payable                                          1,001             -         -           -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities          93,098         6,814         -           -              60
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (3,618)      (82,352)        -           -             (60)
    Proceeds from disposition of assets                               8,900             -         -           -               -
    Investments in and advances to affiliates, net                  (31,060)         (235)        -           -               -
    Purchase of minority interests                                      (72)            -         -           -               -
    Note receivable                                                   9,890             -         -           -               -
    Change in restricted cash                                        (7,809)        2,282         -           -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities         (23,769)      (80,305)        -           -             (60)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                         (6,005)            -         -           -               -
    Proceeds from mortgages and notes payable                       215,790       331,384         -           -               -
    Principal payments on mortgages and notes payable              (222,538)     (257,893)        -           -               -
    Borrowings from MeriStar Hospitality                             55,000             -         -           -               -
    Repayments to MeriStar Hospitality on borrowing                  (2,785)            -         -           -               -
    Purchase of treasury stock                                       (6,252)            -         -           -               -
    Contributions from partners                                       2,249             -         -           -               -
    Distributions to stockholders                                  (106,359)            -         -           -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities         (70,900)       73,491         -           -               -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                 (53)            -         -           -               -
                                                                  ------------------------------------------------------------------

Net change in cash                                                   (1,624)            -         -           -               -

Cash and cash equivalents, beginning of period                        4,173             -         -           -               -
                                                                  ------------------------------------------------------------------

Cash and cash equivalents, end of period                              2,549             -         -           -               -
                                                                  ==================================================================



                                                                  ------------------------------------------------------------------

                                                                  MeriStar Sub    MeriStar   MeriStar Sub MeriStar Sub  MeriStar Sub
                                                                    8A, LLC     Sub 8F, L.P.   8G, LLC     6H, LLC        8B, LLC
                                                                  ------------------------------------------------------------------
    Net Income (loss)                                                 1,312        1,805         -           784           7,778
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                     261          415         -           415           2,089
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                         -            -         -             -               -
      Equity in earnings of affiliates                                    -            -         -             -               -
      Minority interests                                                  -            -         -             -               -
      Deferred income taxes                                               -            -         -             -               -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                        (44)        (172)        -             1             169
        Prepaid expenses and other                                        2          (17)        -            (2)            (13)
        Accounts payable, accrued expenses and other liabilities         (2)         153         -           119           6,072
        Due from subsidiaries                                        (1,158)       8,866         -          (905)         (7,535)
        Due from MeriStar Hotels                                          -            -         -            23              91
        Income taxes payable                                              -            -         -             -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities             371       11,050         -           435           8,651
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                (371)     (11,050)        -          (435)         (8,651)
    Proceeds from disposition of assets                                   -            -         -             -               -
    Investments in and advances to affiliates, net                        -            -         -             -               -
    Purchase of minority interests                                        -            -         -             -               -
    Note receivable                                                       -            -         -             -               -
    Change in restricted cash                                             -            -         -             -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities            (371)     (11,050)        -          (435)         (8,651)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                              -            -         -             -               -
    Proceeds from mortgages and notes payable                             -            -         -             -               -
    Principal payments on mortgages and notes payable                     -            -         -             -               -
    Borrowings from MeriStar Hospitality                                  -            -         -             -               -
    Repayments to MeriStar Hospitality on borrowing                       -            -         -             -               -
    Purchase of treasury stock                                            -            -         -             -               -
    Contributions from partners                                           -            -         -             -               -
    Distributions to stockholders                                         -            -         -             -               -

                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities               -            -         -             -               -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                   -            -         -             -               -
                                                                  ------------------------------------------------------------------

Net change in cash                                                        -            -         -             -               -

Cash and cash equivalents, beginning of period                            -            -         -             -               -
                                                                  ------------------------------------------------------------------

Cash and cash equivalents, end of period                                  -            -         -             -               -
                                                                  ==================================================================



                                                                  ------------------------------------------------------------

                                                                   MeriStar MeriStar  MeriStar MeriStar   MeriStar  MeriStar
                                                                  1C, L.P.  8E, LLC   7F, LLC  5L, LLC    3C, LLC   5R, LLC
                                                                  ------------------------------------------------------------
    Net Income (loss)                                               435      1,748       731     1,217    1,397          -
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 965        426       437       101      510          -
      Extraordinary (gain) loss on early extinguishment
        of debt before tax effect                                     -          -        33         -        -          -
      Equity in earnings of affiliates                                -          -         -         -        -          -
      Minority interests                                              -          -         -         -        -          -
      Deferred income taxes                                           -          -         -         -        -          -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                      -          -         1         -        -          -
        Prepaid expenses and other                                   18          -         -       (15)       1          -
        Accounts payable, accrued expenses and other liabilities      9         (3)      (74)        9       (6)         -
        Due from subsidiaries                                      (923)    (1,352)    3,822      (871)    (595)         -
        Due from MeriStar Hotels                                     61         (5)        5      (318)      23          -
        Income taxes payable                                          -          -         -         -        -          -

                                                                  ------------------------------------------------------------
        Net cash provided by (used in) operating activities         565        814     4,955       123    1,330          -
                                                                  ------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                            (565)      (814)     (176)     (123)  (1,330)         -
    Proceeds from disposition of assets                               -          -         -         -        -          -
    Investments in and advances to affiliates, net                    -          -         -         -        -          -
    Purchase of minority interests                                    -          -         -         -        -          -
    Note receivable                                                   -          -         -         -        -          -
    Change in restricted cash                                         -          -         -         -        -          -

                                                                  ------------------------------------------------------------
        Net cash provided by (used in) investing activities        (565)      (814)     (176)     (123)  (1,330)         -
                                                                  ------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                          -          -         -         -        -          -
    Proceeds from mortgages and notes payable                         -          -         -         -        -          -
    Principal payments on mortgages and notes payable                 -          -    (4,779)        -        -          -
    Borrowings from MeriStar Hospitality                              -          -         -         -        -          -
    Repayments to MeriStar Hospitality on borrowing                   -          -         -         -        -          -
    Purchase of treasury stock                                        -          -         -         -        -          -
    Contributions from partners                                       -          -         -         -        -          -
    Distributions to stockholders                                     -          -         -         -        -          -

                                                                  ------------------------------------------------------------
        Net cash provided by (used in) financing activities           -          -    (4,779)        -        -          -
                                                                  ------------------------------------------------------------

Effect of exchange rate changes on cash                               -          -         -         -        -          -
                                                                  ------------------------------------------------------------

Net change in cash                                                    -          -         -         -        -          -

Cash and cash equivalents, beginning of period                        -          -         -         -        -          -
                                                                  ------------------------------------------------------------

Cash and cash equivalents, end of period                              -          -         -         -        -          -
                                                                  ============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 1999
(in thousands of dollars)


                                                                  ------------------------------------------------------------------

                                                                   MeriStar 5A, MeriStar 8A, MeriStar 6D,   MeriStar 6E,   MeriStar
                                                                       LLC          LLC          LLC           LLC         4E, L.P.
                                                                  ------------------------------------------------------------------
    Net Income (loss)                                                    -          656          2,004        3,662          1,314
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                      -          320            366        1,521            687
      Extraordinary (gain) loss on early extinguishment
       of debt before tax effect                                         -            -              -            -              -
      Equity in earnings of affiliates                                   -            -              -            -              -
      Minority interests                                                 -            -              -            -              -
      Deferred income taxes                                              -            -              -            -              -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                         -           (1)             -            -              -
        Prepaid expenses and other                                       -            1            (14)          (2)            (1)
        Accounts payable, accrued expenses and other liabilities         -           (1)           (28)         (24)           (33)
        Due from subsidiaries                                            -         (755)          (637)      (4,159)          (560)
        Due from MeriStar Hotels                                         -           45              6           18             50
        Income taxes payable                                             -            -              -            -              -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities              -          265          1,697        1,016          1,457
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                  -         (265)        (1,697)      (1,016)        (1,457)
    Proceeds from disposition of assets                                  -            -              -            -              -
    Investments in and advances to affiliates, net                       -            -              -            -              -
    Purchase of minority interests                                       -            -              -            -              -
    Note receivable                                                      -            -              -            -              -
    Change in restricted cash                                            -            -              -            -              -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities              -         (265)        (1,697)      (1,016)        (1,457)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                             -            -              -            -              -
    Proceeds from mortgages and notes payable                            -            -              -            -              -
    Principal payments on mortgages and notes payable                    -            -              -            -              -
    Borrowings from MeriStar Hospitality                                 -            -              -            -              -
    Repayments to MeriStar Hospitality on borrowing                      -            -              -            -              -
    Purchase of treasury stock                                           -            -              -            -              -
    Contributions from partners                                          -            -              -            -              -
    Distributions to stockholders                                        -            -              -            -              -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities              -            -              -            -              -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                  -            -              -            -              -
                                                                  ------------------------------------------------------------------

Net change in cash                                                       -            -              -            -              -

Cash and cash equivalents, beginning of period                           -            -              -            -              -
                                                                  ------------------------------------------------------------------

Cash and cash equivalents, end of period                                 -            -              -            -              -
                                                                  ==================================================================



                                                                  ------------------------------------------------------------------

                                                                  MeriStar 1B,   MeriStar   MeriStar Sub  MeriStar Sub MeriStar Sub
                                                                      LLC      Sub 5F, L.P.   6G, LLC      8C, LLC      4C, LLC
                                                                  ------------------------------------------------------------------
    Net Income (loss)                                                 2,358       2,091          1,582        2,561        307
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                     452         964            695          873        673
      Extraordinary (gain) loss on early extinguishment
       of debt before tax effect                                          -           -              -            -          -
      Equity in earnings of affiliates                                    -           -              -            -          -
      Minority interests                                                  -           -              -            -          -
      Deferred income taxes                                               -           -              -            -          -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                          -          97              -         (107)         -
        Prepaid expenses and other                                       (1)          -              2          (25)         -
        Accounts payable, accrued expenses and other liabilities        182          77            (10)         393       (229)
        Due from subsidiaries                                          (318)     (1,991)        (1,368)         292       (207)
        Due from MeriStar Hotels                                       (219)          6            (42)        (161)         5
        Income taxes payable                                              -           -              -            -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities           2,454       1,244            859        3,826        549
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                              (2,454)     (1,244)          (859)      (3,826)      (549)
    Proceeds from disposition of assets                                   -           -              -            -          -
    Investments in and advances to affiliates, net                        -           -              -            -          -
    Purchase of minority interests                                        -           -              -            -          -
    Note receivable                                                       -           -              -            -          -
    Change in restricted cash                                             -           -              -            -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities          (2,454)     (1,244)          (859)      (3,826)      (549)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                              -           -              -            -          -
    Proceeds from mortgages and notes payable                             -           -              -            -          -
    Principal payments on mortgages and notes payable                     -           -              -            -          -
    Borrowings from MeriStar Hospitality                                  -           -              -            -          -
    Repayments to MeriStar Hospitality on borrowing                       -           -              -            -          -
    Purchase of treasury stock                                            -           -              -            -          -
    Contributions from partners                                           -           -              -            -          -
    Distributions to stockholders                                         -           -              -            -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities               -           -              -            -          -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                                   -           -              -            -          -
                                                                  ------------------------------------------------------------------

Net change in cash                                                        -           -              -            -          -

Cash and cash equivalents, beginning of period                            -           -              -            -          -
                                                                  ------------------------------------------------------------------

Cash and cash equivalents, end of period                                  -           -              -            -          -
                                                                  ==================================================================



                                                                  ------------------------------------------------------------------

                                                                   MeriStar  MeriStar  MeriStar   MeriStar   MeriStar    MeriStar
                                                                     Sub       Sub       Sub        Sub        Sub     Sub 7A Joint
                                                                   4H, L.P.  7E, LLC    3D, LLC   1A, LLC    5E, LLC     Venture
                                                                  ------------------------------------------------------------------
    Net Income (loss)                                               240       1,608      964       1,866      3,569        782
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 390         461      923         320      1,404        377
      Extraordinary (gain) loss on early extinguishment
       of debt before tax effect                                      -           -       71           -          -          -
      Equity in earnings of affiliates                                -           -        -           -          -          -
      Minority interests                                              -           -        -           -          -          -
      Deferred income taxes                                           -           -        -           -          -          -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                      -           -        -           -          -          -
        Prepaid expenses and other                                    1          (1)       -          15          1         (5)
        Accounts payable, accrued expenses and other liabilities      -           9     (249)       (115)       (68)        51
        Due from subsidiaries                                       301      (1,334)   9,304      (1,816)      (257)      (682)
        Due from MeriStar Hotels                                    (13)          4       10          (1)       (43)       (30)
        Income taxes payable                                          -           -        -           -          -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) operating activities         919         747   11,023         269      4,606        493
                                                                  ------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                            (919)       (747)    (595)       (269)    (4,606)      (493)
    Proceeds from disposition of assets                               -           -        -           -          -          -
    Investments in and advances to affiliates, net                    -           -        -           -          -          -
    Purchase of minority interests                                    -           -        -           -          -          -
    Note receivable                                                   -           -        -           -          -          -
    Change in restricted cash                                         -           -        -           -          -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) investing activities        (919)       (747)    (595)       (269)    (4,606)      (493)
                                                                  ------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                          -           -        -           -          -          -
    Proceeds from mortgages and notes payable                         -           -        -           -          -          -
    Principal payments on mortgages and notes payable                 -           -  (10,428)          -          -          -
    Borrowings from MeriStar Hospitality                              -           -        -           -          -          -
    Repayments to MeriStar Hospitality on borrowing                   -           -        -           -          -          -
    Purchase of treasury stock                                        -           -        -           -          -          -
    Contributions from partners                                       -           -        -           -          -          -
    Distributions to stockholders                                     -           -        -           -          -          -
                                                                  ------------------------------------------------------------------
        Net cash provided by (used in) financing activities           -           -  (10,428)          -          -          -
                                                                  ------------------------------------------------------------------

Effect of exchange rate changes on cash                               -           -        -           -          -          -
                                                                  ------------------------------------------------------------------

Net change in cash                                                    -           -        -           -          -          -

Cash and cash equivalents, beginning of period                        -           -        -           -          -          -
                                                                  ------------------------------------------------------------------

Cash and cash equivalents, end of period                              -           -        -           -          -          -
                                                                  ==================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 1999
(in thousands of dollars)


                                                                                      ----------------------------------------------
                                                                                            MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                                              6K, LLC       2B, LLC       3A, LLC
                                                                                      ----------------------------------------------
    Net Income (loss)                                                                          2,875           164           666
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                              679           335           247
      Extraordinary (gain) loss on early extinguishment of debt before tax effect                  -             -             -
      Equity in earnings of affiliates                                                             -             -             -
      Minority interests                                                                           -             -             -
      Deferred income taxes                                                                        -             -             -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                                   -             -             -
        Prepaid expenses and other                                                                (5)            1             1
        Accounts payable, accrued expenses and other liabilities                                  (1)            -            18
        Due from subsidiaries                                                                 (2,981)          921          (228)
        Due from MeriStar Hotels                                                                  38           (19)           14
        Income taxes payable                                                                       -             -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities                                      605         1,402           718
                                                                                      ----------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                         (605)       (1,402)         (718)
    Proceeds from disposition of assets                                                            -             -             -
    Investments in and advances to affiliates, net                                                 -             -             -
    Purchase of minority interests                                                                 -             -             -
    Note receivable                                                                                -             -             -
    Change in restricted cash                                                                      -             -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) investing activities                                     (605)       (1,402)         (718)
                                                                                      ----------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                       -             -             -
    Proceeds from mortgages and notes payable                                                      -             -             -
    Principal payments on mortgages and notes payable                                              -             -             -
    Borrowings from MeriStar Hospitality                                                           -             -             -
    Repayments to MeriStar Hospitality on borrowing                                                -             -             -
    Purchase of treasury stock                                                                     -             -             -
    Contributions from partners                                                                    -             -             -
    Distributions to stockholders                                                                  -             -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) financing activities                                        -             -             -
                                                                                      ----------------------------------------------

Effect of exchange rate changes on cash                                                            -             -             -
                                                                                      ----------------------------------------------

Net change in cash                                                                                 -             -             -

Cash and cash equivalents, beginning of period                                                     -             -             -
                                                                                      ----------------------------------------------

Cash and cash equivalents, end of period                                                           -             -             -
                                                                                      ==============================================

                                                                                      ----------------------------------------------
                                                                                        MeriStar Sub     MeriStar Sub  MeriStar Sub
                                                                                           4A, L.P.         4D, LLC       2A, LLC
                                                                                      ----------------------------------------------
    Net Income (loss)                                                                          811            349            41
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                            900            253           291
      Extraordinary (gain) loss on early extinguishment of debt before tax effect                -              -             -
      Equity in earnings of affiliates                                                           -              -             -
      Minority interests                                                                         -              -             -
      Deferred income taxes                                                                      -              -             -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                                72              -             -
        Prepaid expenses and other                                                               2              -             1
        Accounts payable, accrued expenses and other liabilities                                55             15             -
        Due from subsidiaries                                                               (5,292)           (95)          586
        Due from MeriStar Hotels                                                               (48)            42             9
        Income taxes payable                                                                     -              -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities                                 (3,500)           564           928
                                                                                      ----------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                      3,500           (564)         (928)
    Proceeds from disposition of assets                                                          -              -             -
    Investments in and advances to affiliates, net                                               -              -             -
    Purchase of minority interests                                                               -              -             -
    Note receivable                                                                              -              -             -
    Change in restricted cash                                                                    -              -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) investing activities                                  3,500           (564)         (928)
                                                                                      ----------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                     -              -             -
    Proceeds from mortgages and notes payable                                                    -              -             -
    Principal payments on mortgages and notes payable                                            -              -             -
    Borrowings from MeriStar Hospitality                                                         -              -             -
    Repayments to MeriStar Hospitality on borrowing                                              -              -             -
    Purchase of treasury stock                                                                   -              -             -
    Contributions from partners                                                                  -              -             -
    Distributions to stockholders                                                                -              -             -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) financing activities                                      -              -             -
                                                                                      ----------------------------------------------

Effect of exchange rate changes on cash                                                          -              -             -
                                                                                      ----------------------------------------------

Net change in cash                                                                               -              -             -

Cash and cash equivalents, beginning of period                                                   -              -             -
                                                                                      ----------------------------------------------

Cash and cash equivalents, end of period                                                         -              -             -
                                                                                      ==============================================

                                                                                      ----------------------------------------------
                                                                                          MeriStar Sub   MDV Limited    MeriStar Sub
                                                                                            6L, LLC      Partnership      5C, LLC
                                                                                      ----------------------------------------------
    Net Income (loss)                                                                        1,784           485             679
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                            640           116             547
      Extraordinary (gain) loss on early extinguishment of debt before tax effect                -             -               -
      Equity in earnings of affiliates                                                           -             -               -
      Minority interests                                                                         -             -               -
      Deferred income taxes                                                                      -             -               -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                                10            21             (23)
        Prepaid expenses and other                                                               -             -               1
        Accounts payable, accrued expenses and other liabilities                              (105)           22              (6)
        Due from subsidiaries                                                                1,016          (417)           (583)
        Due from MeriStar Hotels                                                                 4           (45)            (27)
        Income taxes payable                                                                     -             -               -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities                                  3,349           182             588
                                                                                      ----------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                     (3,349)         (182)           (588)
    Proceeds from disposition of assets                                                          -             -               -
    Investments in and advances to affiliates, net                                               -             -               -
    Purchase of minority interests                                                               -             -               -
    Note receivable                                                                              -             -               -
    Change in restricted cash                                                                    -             -               -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) investing activities                                 (3,349)         (182)           (588)
                                                                                      ----------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                     -             -               -
    Proceeds from mortgages and notes payable                                                    -             -               -
    Principal payments on mortgages and notes payable                                            -             -               -
    Borrowings from MeriStar Hospitality                                                         -             -               -
    Repayments to MeriStar Hospitality on borrowing                                              -             -               -
    Purchase of treasury stock                                                                   -             -               -
    Contributions from partners                                                                  -             -               -
    Distributions to stockholders                                                                -             -               -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) financing activities                                      -             -               -
                                                                                      ----------------------------------------------

Effect of exchange rate changes on cash                                                          -             -               -
                                                                                      ----------------------------------------------

Net change in cash                                                                               -             -               -

Cash and cash equivalents, beginning of period                                                   -             -               -
                                                                                      ----------------------------------------------

Cash and cash equivalents, end of period                                                         -             -               -
                                                                                      ==============================================

                                                                                      ----------------------------------------------
                                                                                        MeriStar Sub  MeriStar Sub    MeriStar Sub
                                                                                          6J, LLC       1D, L.P.        7B, L.P.
                                                                                      ----------------------------------------------
    Net Income (loss)                                                                      1,915          3,619            610
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                          485          1,852            375
      Extraordinary (gain) loss on early extinguishment of debt before tax effect              -              -              -
      Equity in earnings of affiliates                                                         -              -              -
      Minority interests                                                                       -              -              -
      Deferred income taxes                                                                    -              -              -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                               -              -             (9)
        Prepaid expenses and other                                                             1             64              -
        Accounts payable, accrued expenses and other liabilities                               6           (440)           227
        Due from subsidiaries                                                             (1,660)        (2,554)         1,684
        Due from MeriStar Hotels                                                              17            287             63
        Income taxes payable                                                                   -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities                                  764          2,828          2,950
                                                                                      ----------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                     (764)        (2,828)        (2,950)
    Proceeds from disposition of assets                                                        -              -              -
    Investments in and advances to affiliates, net                                             -              -              -
    Purchase of minority interests                                                             -              -              -
    Note receivable                                                                            -              -              -
    Change in restricted cash                                                                  -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) investing activities                                 (764)        (2,828)        (2,950)
                                                                                      ----------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                   -              -              -
    Proceeds from mortgages and notes payable                                                  -              -              -
    Principal payments on mortgages and notes payable                                          -              -              -
    Borrowings from MeriStar Hospitality                                                       -              -              -
    Repayments to MeriStar Hospitality on borrowing                                            -              -              -
    Purchase of treasury stock                                                                 -              -              -
    Contributions from partners                                                                -              -              -
    Distributions to stockholders                                                              -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) financing activities                                    -              -              -
                                                                                      ----------------------------------------------

Effect of exchange rate changes on cash                                                        -              -              -
                                                                                      ----------------------------------------------

Net change in cash                                                                             -              -              -

Cash and cash equivalents, beginning of period                                                 -              -              -
                                                                                      ----------------------------------------------

Cash and cash equivalents, end of period                                                       -              -              -
                                                                                      ==============================================

                                                                                      ----------------------------------------------
                                                                                         MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                                           7D, LLC        7G, LLC        6B, LLC
                                                                                      ----------------------------------------------
    Net Income (loss)                                                                        1,258            668          1,126
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                          1,576            702            269
      Extraordinary (gain) loss on early extinguishment of debt before tax effect              192              -              -
      Equity in earnings of affiliates                                                           -              -              -
      Minority interests                                                                         -              -              -
      Deferred income taxes                                                                      -              -              -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                              (645)             -              -
        Prepaid expenses and other                                                              (3)             -              1
        Accounts payable, accrued expenses and other liabilities                             1,504              7           (346)
        Due from subsidiaries                                                               25,845           (624)           818
        Due from MeriStar Hotels                                                                54            204            (38)
        Income taxes payable                                                                     -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities                                 29,781            957          1,830
                                                                                      ----------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                     (1,610)          (957)        (1,830)
    Proceeds from disposition of assets                                                          -              -              -
    Investments in and advances to affiliates, net                                               -              -              -
    Purchase of minority interests                                                               -              -              -
    Note receivable                                                                              -              -              -
    Change in restricted cash                                                                    -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) investing activities                                 (1,610)          (957)        (1,830)
                                                                                      ----------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                                                     -              -              -
    Proceeds from mortgages and notes payable                                                    -              -              -
    Principal payments on mortgages and notes payable                                      (28,171)             -              -
    Borrowings from MeriStar Hospitality                                                         -              -              -
    Repayments to MeriStar Hospitality on borrowing                                              -              -              -
    Purchase of treasury stock                                                                   -              -              -
    Contributions from partners                                                                  -              -              -
    Distributions to stockholders                                                                -              -              -

                                                                                      ----------------------------------------------
        Net cash provided by (used in) financing activities                                (28,171)             -              -
                                                                                      ----------------------------------------------

Effect of exchange rate changes on cash                                                          -              -              -
                                                                                      ----------------------------------------------

Net change in cash                                                                               -              -              -

Cash and cash equivalents, beginning of period                                                   -              -              -
                                                                                      ----------------------------------------------

Cash and cash equivalents, end of period                                                         -              -              -
                                                                                      ==============================================

                                                                                      -----------------
                                                                                          MeriStar Sub
                                                                                            4I, L.P.
                                                                                      -----------------
    Net Income (loss)                                                                          954
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                            797
      Extraordinary (gain) loss on early extinguishment of debt before tax effect                -
      Equity in earnings of affiliates                                                           -
      Minority interests                                                                         -
      Deferred income taxes                                                                      -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                                19
        Prepaid expenses and other                                                              (1)
        Accounts payable, accrued expenses and other liabilities                                18
        Due from subsidiaries                                                               (1,452)
        Due from MeriStar Hotels                                                               160
        Income taxes payable                                                                     -

                                                                                      -----------------
        Net cash provided by (used in) operating activities                                    495
                                                                                      -----------------

Cash flows from investing activities:

    Investment in hotel properties, net                                                       (495)
    Proceeds from disposition of assets                                                          -
    Investments in and advances to affiliates, net                                               -
    Purchase of minority interests                                                               -
    Note receivable                                                                              -
    Change in restricted cash                                                                    -

                                                                                      -----------------
        Net cash provided by (used in) investing activities                                   (495)
                                                                                      -----------------

Cash flows from financing activities:

    Deferred financing costs                                                                     -
    Proceeds from mortgages and notes payable                                                    -
    Principal payments on mortgages and notes payable                                            -
    Borrowings from MeriStar Hospitality                                                         -
    Repayments to MeriStar Hospitality on borrowing                                              -
    Purchase of treasury stock                                                                   -
    Contributions from partners                                                                  -
    Distributions to stockholders                                                                -

                                                                                      -----------------
        Net cash provided by (used in) financing activities                                      -
                                                                                      -----------------

Effect of exchange rate changes on cash                                                          -
                                                                                      -----------------

Net change in cash                                                                               -

Cash and cash equivalents, beginning of period                                                   -
                                                                                      -----------------

Cash and cash equivalents, end of period                                                         -
                                                                                      =================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 1999
(in thousands of dollars)

                                                                 ---------------------------------------------------------------
                                                                 MeriStar Sub MeriStar Sub MeriStar Sub AGH PSS I, MeriStar Sub
                                                                  5D, LLC       5H, LLC      7H, LLC      Inc.      2D, LLC
                                                                 ---------------------------------------------------------------
    Net Income (loss)                                              (741)          3,000        909         1,167       130
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                               1,191           1,712        649         2,360       455
      Extraordinary (gain) loss on early extinguishment of
        debt before tax effect                                      407               -          -             -         -
      Equity in earnings of affiliates                                -               -          -             -         -
      Minority interests                                              -               -          -             -         -
      Deferred income taxes                                           -               -          -             -         -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                      -               -          -             -         -
        Prepaid expenses and other                                   (4)            (66)         -             1        (1)
        Accounts payable, accrued expenses and other liabilities     32               8        (27)           95         -
        Due from subsidiaries                                       243          (1,621)      (944)      (23,209)    1,994
        Due from MeriStar Hotels                                    (49)           (710)       (45)          (16)      (93)
        Income taxes payable                                          -               -          -             -         -

                                                                 ---------------------------------------------------------------
        Net cash provided by (used in) operating activities       1,079           2,323        542       (19,602)    2,485
                                                                 ---------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                          (1,289)         (2,323)      (542)       19,602    (1,324)
    Proceeds from disposition of assets                               -               -          -             -         -
    Investments in and advances to affiliates, net                   (3)              -          -             -         -
    Purchase of minority interests                                    -               -          -             -         -
    Note receivable                                                   -               -          -             -         -
    Change in restricted cash                                       213               -          -             -         -

                                                                 ---------------------------------------------------------------
        Net cash provided by (used in) investing activities      (1,079)         (2,323)      (542)       19,602    (1,324)
                                                                 ---------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                          -               -          -             -         -
    Proceeds from mortgages and notes payable                         -               -          -             -         -
    Principal payments on mortgages and notes payable                 -               -          -             -    (1,161)
    Borrowings from MeriStar Hospitality                              -               -          -             -         -
    Repayments to MeriStar Hospitality on borrowing                   -               -          -             -         -
    Purchase of treasury stock                                        -               -          -             -         -
    Contributions from partners                                       -               -          -             -         -
    Distributions to stockholders                                     -               -          -             -         -

                                                                 ---------------------------------------------------------------
        Net cash provided by (used in) financing activities           -               -          -             -    (1,161)
                                                                 ---------------------------------------------------------------

Effect of exchange rate changes on cash                               -               -          -             -         -
                                                                 ---------------------------------------------------------------

Net change in cash                                                    -               -          -             -         -

Cash and cash equivalents, beginning of period                        -               -          -             -         -
                                                                 ---------------------------------------------------------------

Cash and cash equivalents, end of period                              -               -          -             -         -
                                                                 ===============================================================



                                                                 -----------------------------------------------------------------
                                                                 MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub
                                                                   4F, L.P.      5K, LLC      5M, LLC     1E, L.P.     5O, LLC
                                                                 -----------------------------------------------------------------
    Net Income (loss)                                                1,980        1,226        1,897       1,357         659
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    840          470          438         283         212
      Extraordinary (gain) loss on early extinguishment of
        debt before tax effect                                           -            -            -           -           -
      Equity in earnings of affiliates                                   -            -            -           -           -
      Minority interests                                                 -            -            -           -           -
      Deferred income taxes                                              -            -            -           -           -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                        11          (13)         (21)          -           -
        Prepaid expenses and other                                      (7)        (110)         (28)          5         (11)
        Accounts payable, accrued expenses and other liabilities       (40)        (165)           -          54          (3)
        Due from subsidiaries                                       (3,257)         636       (1,845)     (1,453)       (645)
        Due from MeriStar Hotels                                     2,092         (402)        (364)        (54)       (140)
        Income taxes payable                                             -            -            -           -           -

                                                                 -----------------------------------------------------------------
        Net cash provided by (used in) operating activities          1,619        1,642           77         192          72
                                                                 -----------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                             (1,619)      (1,647)         (77)       (192)        (72)
    Proceeds from disposition of assets                                  -            -            -           -           -
    Investments in and advances to affiliates, net                       -            -            -           -           -
    Purchase of minority interests                                       -            -            -           -           -
    Note receivable                                                      -            -            -           -           -
    Change in restricted cash                                            -            5            -           -           -

                                                                 -----------------------------------------------------------------
        Net cash provided by (used in) investing activities         (1,619)      (1,642)         (77)       (192)        (72)
                                                                 -----------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                             -            -            -           -           -
    Proceeds from mortgages and notes payable                            -            -            -           -           -
    Principal payments on mortgages and notes payable                    -            -            -           -           -
    Borrowings from MeriStar Hospitality                                 -            -            -           -           -
    Repayments to MeriStar Hospitality on borrowing                      -            -            -           -           -
    Purchase of treasury stock                                           -            -            -           -           -
    Contributions from partners                                          -            -            -           -           -
    Distributions to stockholders                                        -            -            -           -           -

                                                                 -----------------------------------------------------------------
        Net cash provided by (used in) financing activities              -            -            -           -           -
                                                                 -----------------------------------------------------------------

Effect of exchange rate changes on cash                                  -            -            -           -           -
                                                                 -----------------------------------------------------------------

Net change in cash                                                       -            -            -           -           -

Cash and cash equivalents, beginning of period                           -            -            -           -           -
                                                                 -----------------------------------------------------------------

Cash and cash equivalents, end of period                                 -            -            -           -           -
                                                                 =================================================================



                                                                 -------------------------------------------------------------------
                                                                   MeriStar    MeriStar  MeriStar      MeriStar   MeriStar  MeriStar
                                                                    Sub 6M      Sub       Sub           Sub         Sub       Sub
                                                                   Company     4B, L.P.  6C, LLC       2C, LLC    4G, L.P.   3B, LLC
                                                                 -------------------------------------------------------------------
    Net Income (loss)                                             3,660       724       3,193          422        1,927    1,486
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 888     1,058         535          982          803      631
      Extraordinary (gain) loss on early extinguishment of
        debt before tax effect                                        -         -           -            -            -        -
      Equity in earnings of affiliates                                -         -           -            -            -        -
      Minority interests                                              -         -           -            -            -        -
      Deferred income taxes                                           -         -           -            -            -        -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                      -       (20)          -            -            -        -
        Prepaid expenses and other                                  (21)        -         (23)           1            -       (1)
        Accounts payable, accrued expenses and other liabilities     16         4           -            -           38       27
        Due from subsidiaries                                    (1,218)   (1,084)     (2,745)       1,086       (2,177)    (101)
        Due from MeriStar Hotels                                     28        90         (21)        (265)          13      (11)
        Income taxes payable                                          -         -           -            -            -        -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) operating activities       3,353       772         939        2,226          604    2,031
                                                                 -------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                          (3,353)     (772)       (939)      (2,226)        (604)  (2,031)
    Proceeds from disposition of assets                               -         -           -            -            -        -
    Investments in and advances to affiliates, net                    -         -           -            -            -        -
    Purchase of minority interests                                    -         -           -            -            -        -
    Note receivable                                                   -         -           -            -            -        -
    Change in restricted cash                                         -         -           -            -            -        -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) investing activities      (3,353)     (772)       (939)      (2,226)        (604)  (2,031)
                                                                 -------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                          -         -           -            -            -        -
    Proceeds from mortgages and notes payable                         -         -           -            -            -        -
    Principal payments on mortgages and notes payable                 -         -           -            -            -        -
    Borrowings from MeriStar Hospitality                              -         -           -            -            -        -
    Repayments to MeriStar Hospitality on borrowing                   -         -           -            -            -        -
    Purchase of treasury stock                                        -         -           -            -            -        -
    Contributions from partners                                       -         -           -            -            -        -
    Distributions to stockholders                                     -         -           -            -            -        -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) financing activities           -         -           -            -            -        -
                                                                 -------------------------------------------------------------------

Effect of exchange rate changes on cash                               -         -           -            -            -        -
                                                                 -------------------------------------------------------------------

Net change in cash                                                    -         -           -            -            -        -

Cash and cash equivalents, beginning of period                        -         -           -            -            -        -
                                                                 -------------------------------------------------------------------

Cash and cash equivalents, end of period                              -         -           -            -            -        -
                                                                 ===================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Year ended December 31, 1999
(in thousands of dollars)

                                                                 -------------------------------------------------------------------
                                                                 MeriStar Sub    MeriStar Sub MeriStar Sub MeriStar Sub MeriStar Sub
                                                                    5G, L.P.        5P, LLC      5J, LLC     5Q, LLC      5R, LLC
                                                                 -------------------------------------------------------------------
    Net Income (loss)                                                9,460           -            4,838        1,862        1,773
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                  4,022           -            2,583          319        1,602
      Extraordinary (gain) loss on early extinguishment
       of debt before tax effect                                         -           -                -            -            -
      Equity in earnings of affiliates                                   -           -                -            -            -
      Minority interests                                                 -           -                -            -            -
      Deferred income taxes                                              -           -                -            -            -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                    (1,280)          -                -            -            -
        Prepaid expenses and other                                       1           -             (127)         (18)           -
        Accounts payable, accrued expenses and other liabilities       426           -               46          (79)         (28)
        Due from subsidiaries                                       (1,470)          -           (1,703)        (574)      (2,402)
        Due from MeriStar Hotels                                        35           -            2,584         (156)          33
        Income taxes payable                                             -           -                -            -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) operating activities         11,194           -            8,221        1,354          978
                                                                 -------------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                            (11,194)          -           (8,221)      (1,354)        (978)
    Proceeds from disposition of assets                                  -           -                -            -            -
    Investments in and advances to affiliates, net                       -           -                -            -            -
    Purchase of minority interests                                       -           -                -            -            -
    Note receivable                                                      -           -                -            -            -
    Change in restricted cash                                            -           -                -            -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) investing activities        (11,194)          -           (8,221)      (1,354)        (978)
                                                                 -------------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                             -           -                -            -            -
    Proceeds from mortgages and notes payable                            -           -                -            -            -
    Principal payments on mortgages and notes payable                    -           -                -            -            -
    Borrowings from MeriStar Hospitality                                 -           -                -            -            -
    Repayments to MeriStar Hospitality on borrowing                      -           -                -            -            -
    Purchase of treasury stock                                           -           -                -            -            -
    Contributions from partners                                          -           -                -            -            -
    Distributions to stockholders                                        -           -                -            -            -

                                                                 -------------------------------------------------------------------
        Net cash provided by (used in) financing activities              -           -                -            -            -
                                                                 -------------------------------------------------------------------

Effect of exchange rate changes on cash                                  -           -                -            -            -
                                                                 -------------------------------------------------------------------

Net change in cash                                                       -           -                -            -            -

Cash and cash equivalents, beginning of period                           -           -                -            -            -
                                                                 -------------------------------------------------------------------

Cash and cash equivalents, end of period                                 -           -                -            -            -
                                                                 ===================================================================



                                                                 ------------------------------------------------------------

                                                                 MeriStar Sub    MeriStar Sub     Eliminations        Total
                                                                   8D, LLC          4J, LLC
                                                                 ------------------------------------------------------------
    Net Income (loss)                                                2,522            985          (200,350)         111,656
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    726          1,142                 -          101,795
      Extraordinary (gain) loss on early extinguishment
       of debt before tax effect                                         -              -                 -            4,625
      Equity in earnings of affiliates                                   -              -           200,350                -
      Minority interests                                                 -              -                 -               24
      Deferred income taxes                                              -              -                 -              715
      Changes in operating assets and liabilities:                                                                         -
        Accounts receivable, net                                         -             10                 -            1,716
        Prepaid expenses and other                                      (3)            (2)                -           (5,262)
        Accounts payable, accrued expenses and other liabilities        (8)           (78)                -           16,098
        Due from subsidiaries                                       (1,999)        (1,025)                -                -
        Due from MeriStar Hotels                                      (172)            (1)                -           (4,039)
        Income taxes payable                                             -              -                 -            1,001

                                                                 ------------------------------------------------------------
        Net cash provided by (used in) operating activities          1,066          1,031                 -          228,329
                                                                 ------------------------------------------------------------

Cash flows from investing activities:

    Investment in hotel properties, net                             (1,066)        (1,031)                -         (170,063)
    Proceeds from disposition of assets                                  -              -                 -            8,900
    Investments in and advances to affiliates, net                       -              -                 -          (31,298)
    Purchase of minority interests                                       -              -                 -              (72)
    Note receivable                                                      -              -                 -            9,890
    Change in restricted cash                                            -              -                 -           (5,309)

                                                                 ------------------------------------------------------------
        Net cash provided by (used in) investing activities         (1,066)        (1,031)                -         (187,952)
                                                                 ------------------------------------------------------------

Cash flows from financing activities:

    Deferred financing costs                                             -              -                 -           (6,005)
    Proceeds from mortgages and notes payable                            -              -                 -          547,174
    Principal payments on mortgages and notes payable                    -              -                 -         (524,970)
    Borrowings from MeriStar Hospitality                                 -              -                 -           55,000
    Repayments to MeriStar Hospitality on borrowing                      -              -                 -           (2,785)
    Purchase of treasury stock                                           -              -                 -           (6,252)
    Contributions from partners                                          -              -                 -            2,249
    Distributions to stockholders paid                                   -              -                 -         (106,359)

                                                                 ------------------------------------------------------------
        Net cash provided by (used in) financing activities              -              -                 -          (41,948)
                                                                 ------------------------------------------------------------

Effect of exchange rate changes on cash                                  -              -                 -              (53)
                                                                 ------------------------------------------------------------

Net change in cash                                                       -              -                 -           (1,624)

Cash and cash equivalents, beginning of period                           -              -                 -            4,173
                                                                 ------------------------------------------------------------

Cash and cash equivalents, end of period                                 -              -                 -            2,549
                                                                 ============================================================